As filed with the Securities and Exchange Commission on October 25, 2000

Securities Act File No. 333-

Investment Company Act File No. 811-08217

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

[ ] PRE-EFFECTIVE AMENDMENT NO.	[ ] POST-EFFECTIVE AMENDMENT NO.
(CHECK APPROPRIATE BOX OR BOXES)

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(609) 282-2800

(AREA CODE AND TELEPHONE NUMBER)

800 SCUDDERS MILL ROAD

PLAINSBORO, NEW JERSEY 08536
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:
NUMBER, STREET, CITY, STATE, ZIP CODE)

TERRY K. GLENN

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
(NAME AND ADDRESS OF AGENT FOR SERVICE)

Copies To:

FRANK P. BRUNO, ESQ. BROWN & WOOD LLP ONE WORLD TRADE CENTER NEW YORK, NY 10048-0557	MICHAEL J. HENNEWINKEL, ESQ. FUND ASSET MANAGEMENT 800 SCUDDERS MILL ROAD PLAINSBORO, NJ 08536

      APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum	Amount of
	Amount Being	Offering Price	Aggregate Offering	Registration
Title of Securities Being Registered	Registered(1)	Per Unit(1)	Price(1)	Fee(3)

Common Stock ($.10 par value)	5,478,551	$13.91	$72,206,644	$20,119

Auction Market Preferred Stock, Series B	1,960	$25,000(2)	$49,000,000	$12,936

(1)	Estimated solely for the purpose of calculating the filing fee.
(2)	Represents the liquidation preference of a share of auction market preferred stock after the reorganization.
(3)	Paid by wire transfer to the designated lockbox of the Securities and Exchange Commission in Pittsburgh, Pennsylvania.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

RISK FACTORS AND SPECIAL CONSIDERATIONS
COMPARISON OF THE FUNDS
AGREEMENT AND PLAN OF REORGANIZATION
INFORMATION CONCERNING THE MEETINGS
ADDITIONAL INFORMATION
CUSTODIAN
TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR
LEGAL PROCEEDINGS
LEGAL OPINIONS
EXPERTS
STOCKHOLDER PROPOSALS
INDEX TO FINANCIAL STATEMENTS
SIGNATURES
EXHIBIT INDEX

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

To Be Held On December 13, 2000

To the Holders of Auction Market Preferred Stock of

  MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

To the Holders of Common Stock and Auction Market Preferred Stock of
  MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC.

      NOTICE IS HEREBY GIVEN that annual meetings of stockholders (each, a “Meeting” and collectively, the “Meetings”) of MuniHoldings California Insured Fund, Inc. (“California Insured”), a Maryland corporation, and MuniHoldings California Insured Fund V, Inc. (“California Insured V”), a Maryland corporation, will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, December 13, 2000 at 9:00 a.m. Eastern time (for California Insured) and 9:30 a.m. Eastern time (for California Insured V) for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan”) contemplating (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of California Insured V by California Insured, in exchange solely for (A) newly-issued shares of common stock of California Insured (the “California Insured Common Stock”) having an aggregate net asset value equal to the aggregate net asset value of the common stock of California Insured V (the “California Insured V Common Stock”) and (B) newly-issued shares of an existing series of Auction Market Preferred Stock (“AMPS”) of California Insured, designated Series B (the “California Insured Series B AMPS”), having a relative liquidation preference and value equal to the relative liquidation preference and value of the AMPS of California Insured V, designated Series A (the “California Insured V AMPS”); (ii) the distribution by California Insured V, on a proportionate basis, of (A) shares of California Insured Common Stock to the holders of California Insured V Common Stock, and (B) shares of California Insured Series B AMPS to the holders of California Insured V AMPS. A vote in favor of this proposal also will constitute a vote in favor of the liquidation and dissolution of California Insured V under the laws of the State of Maryland and the termination of the registration of California Insured V under the Investment Company Act of 1940, as amended;

(2) To elect a Board of Directors of each of California Insured and California Insured V to serve for the ensuing year;

(3) To consider and act upon a proposal to ratify the selection of independent auditors of each Fund for its current fiscal year; and

(4) To transact such other business as properly may come before a Meeting or any adjournment thereof.

      This Notice of Annual Meetings of Stockholders and the enclosed Joint Proxy Statement and Prospectus are being sent to holders of AMPS of California Insured, designated Series A, Series B, Series C, Series D and Series E (collectively, the “California Insured AMPS”), the holders of California Insured V Common Stock and the holders of California Insured V AMPS. Holders of California Insured Common Stock will receive a separate Notice of Annual Meeting of Stockholders and a separate Proxy Statement in connection with the Meeting for California Insured. The vote of the holders of California Insured Common Stock is not required on the Reorganization (Item 1). However, the holders of California Insured Common Stock will vote at the Meeting for California Insured in connection with Items 2 and 3 listed above.

      The Boards of Directors of California Insured and California Insured V have fixed the close of business on October 30, 2000 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof.

      A complete list of the stockholders of California Insured and California Insured V entitled to vote at the Meetings will be available and open to the examination of any stockholder of California Insured or California Insured V, respectively, for any purpose germane to the Meetings during ordinary business hours from and after November 29, 2000, at the offices of New Jersey Insured, 800 Scudders Mill Road, Plainsboro, New Jersey.

      You are cordially invited to attend the Meetings. Stockholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed form of proxy applicable to their fund and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of California Insured or California Insured V, as applicable.

      If you have any questions regarding the enclosed proxy material, or need assistance in voting your Common Stock or AMPS, please contact our proxy solicitor, Shareholder Communications Corporation, at 1-800-553-1752.

By Order of the Boards of Directors

ALICE A. PELLEGRINO Secretary of MuniHoldings California Insured Fund, Inc.

JODI M. PINEDO Secretary of MuniHoldings California Insured Fund V, Inc.

Plainsboro, New Jersey
Dated:  November   , 2000

2

The information in this prospectus is not complete and may be changed. We may not use this prospectus to sell securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any State where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY JOINT PROXY STATEMENT AND PROSPECTUS DATED OCTOBER 25, 2000

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC.
P.O. Box 9011, Princeton, New Jersey 08543-9011
(609) 282-2800

ANNUAL MEETINGS OF STOCKHOLDERS

DECEMBER 13, 2000

      This Joint Proxy Statement and Prospectus is furnished to you as a holder of (i) Auction Market Preferred Stock (“AMPS”) of MuniHoldings California Insured Fund, Inc. (“California Insured”) designated Series A, Series B, Series C, Series D or Series E (collectively, the “California Insured AMPS”), (ii) AMPS of MuniHoldings California Insured Fund V, Inc. (“California Insured V”), designated Series A (the “California Insured V AMPS”), or (iii) Common Stock of California Insured V (the “California Insured V Common Stock”). An Annual Meeting of Stockholders of each of California Insured and California Insured V will be held on December 13, 2000 (each, a “Meeting” and collectively, the “Meetings”) to consider the items that are listed below and discussed in greater detail elsewhere in this Joint Proxy Statement and Prospectus. The Board of Directors of each of California Insured and California Insured V is requesting that the above-referenced stockholders submit a proxy to be used at the applicable Meeting to vote the shares held by the stockholder submitting such proxy.

      The proposals to be considered at the Meetings are:

1.	To approve or disapprove an Agreement and Plan of Reorganization between the funds;

2.	To elect a Board of Directors of each of California Insured and California Insured V;

3.	To ratify the selection of the independent auditors of each of California Insured and California Insured V; and

4.	To transact such other business as may properly come before any Meeting or any adjournment thereof.

      Holders of Common Stock, par value $.10 per share, of California Insured (the “California Insured Common Stock”) will receive a separate Notice of Annual Meeting of Stockholders and a separate Proxy Statement in connection with the Meeting for California Insured. The vote of the holders of California Insured Common Stock is not required on Item 1. However, the holders of California Insured Common Stock will vote at the Meeting for California Insured in connection with Items 2 and 3 listed above.

      The Agreement and Plan of Reorganization that you are being asked to consider involves a transaction that will be referred to in this Joint Proxy Statement and Prospectus as the “Reorganization”. The Reorganization involves, among other things, the combination of two funds into one. The two funds are:

      California Insured, which will be the surviving fund; and

      California Insured V.

      California Insured and California Insured V are sometimes referred to herein individually as a “Fund” and collectively as the “Funds,” as the context requires.

(continued on next page)

      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Joint Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

The date of this Joint Proxy Statement and Prospectus is November   , 2000.

      As part of the Reorganization, California Insured will acquire substantially all of the assets and assume substantially all of the liabilities of California Insured V solely in exchange for newly-issued shares of California Insured Common Stock, and newly-issued shares of an existing series of AMPS of California Insured, designated Series B, with a par value of $.10 per share and a liquidation preference of $25,000 per share (the “California Insured Series B AMPS”). As part of the Reorganization, California Insured V will also distribute the California Insured Common Stock and the California Insured Series B AMPS received in the Reorganization to its stockholders and will then liquidate and dissolve under the laws of the State of Maryland and terminate its registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”). California Insured will continue to operate as a registered closed-end investment company with the investment objective and investment policies described in this Joint Proxy Statement and Prospectus.

      As part of the Reorganization, California Insured will issue shares of California Insured Common Stock and shares of California Insured Series B AMPS to California Insured V based on the value of the assets transferred to California Insured by California Insured V. These shares will then be distributed by California Insured V to its stockholders based on the net asset value of the shares held by each stockholder just prior to the Reorganization. A holder of shares of California Insured V Common Stock will receive shares of California Insured Common Stock and a holder of shares of California Insured V AMPS will receive shares of California Insured Series B AMPS.

      This Joint Proxy Statement and Prospectus serves as a prospectus of California Insured in connection with the issuance of the California Insured Common Stock and the California Insured Series B AMPS as part of the Reorganization.

      This Joint Proxy Statement and Prospectus sets forth information about California Insured and California Insured V that stockholders of each Fund should know before considering the Reorganization and should be retained for future reference. Each Fund has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Joint Proxy Statement and Prospectus and the accompanying documents.

      The address of the principal executive offices of California Insured and California Insured V is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

      The California Insured Common Stock and the California Insured V Common Stock are listed on the New York Stock Exchange (the “NYSE”) under the symbols “MUC” and “CAF,” respectively. Subsequent to the Reorganization, shares of California Insured Common Stock will continue to be listed on the NYSE under the symbol “MUC”. Reports, proxy materials and other information concerning California Insured and California Insured V may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

INTRODUCTION

      This Joint Proxy Statement and Prospectus is furnished to you in connection with the solicitation of proxies on behalf of the Boards of Directors of California Insured and California Insured V for use at the Meetings to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey on December 13, 2000, at the time specified for each Fund in Exhibit I to this Joint Proxy Statement and Prospectus. The mailing address for each Fund is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Joint Proxy Statement and Prospectus is November   , 2000.

      The stockholders solicited and entitled to vote at the Meetings on Items 1, 2 and 3 are outlined in the following chart.

	Item 1.	Item 2.		Item 3.

	Approval of			Ratification of
	Agreement	Election of	Election of	Selection of
	and Plan of	AMPS	Remaining	Independent
Title of Class	Reorganization	Directors	Directors	Auditors

California Insured*

Series A AMPS	Yes	Yes	Yes	Yes

Series B AMPS	Yes	Yes	Yes	Yes

Series C AMPS	Yes	Yes	Yes	Yes

Series D AMPS	Yes	Yes	Yes	Yes

Series E AMPS	Yes	Yes	Yes	Yes
California Insured V

Common Stock	Yes	No	Yes	Yes

Series A AMPS	Yes	Yes	Yes	Yes

*	Holders of California Insured Common Stock are not required to vote in connection with the approval of the Agreement and Plan of Reorganization and are not entitled to vote in connection with the election of the AMPS Directors. Holders of California Insured Common Stock will vote in connection with the election of the remaining Directors of California Insured and the ratification of the selection of independent auditors of California Insured and will receive a separate Proxy Statement and proxy with respect to such matters.

      Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of California Insured or California Insured V, as applicable, at the address indicated above or by voting in person at the applicable Meeting. All properly executed proxies received prior to the applicable Meeting will be voted at the applicable Meeting in accordance with the instructions marked thereon or otherwise as provided therein. With respect to each Fund, unless instructions to the contrary are marked, proxies will be voted “FOR” each of the following Items: (1) to approve the Agreement and Plan of Reorganization between California Insured and California Insured V (the “Agreement and Plan”); (2) to elect a Board of Directors of each Fund to serve for the ensuing year; and (3) to ratify the selection of independent auditors for each Fund for its current fiscal year.

      Assuming a quorum is present at the applicable Meeting, approval of Items 1, 2 and 3 will require the affirmative vote of stockholders holding the percentage of shares indicated in the chart below. For purposes of

Item 2, a “plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

	Item 1.	Item 2.		Item 3.

Ratification of the
	Approval of the	Election of	Election of	Selection of
Fund	Agreement and Plan	AMPS Directors	Remaining Directors	Independent Auditors

California Insured*	Affirmative vote of a majority of the votes entitled to be cast by the holders of California Insured AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of California Insured AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of California Insured Common Stock and the holders of California Insured AMPS, voting together as a single class	Affirmative vote of a majority of the votes cast by the holders of California Insured Common Stock and the holders of California Insured AMPS, voting together as a single class

California Insured V	Affirmative vote of a majority of the votes entitled to be cast by the holders of California Insured V Common Stock and the holders of California Insured V AMPS, voting together as a single class	Affirmative vote of a plurality of the votes cast by the holders of California Insured V AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of California Insured V Common Stock and the holders of California Insured V AMPS, voting together as a single class	Affirmative vote of a majority of the votes cast by the holders of California Insured V Common Stock and the holders of California Insured V AMPS, voting together as a single class
Affirmative vote of a majority of the votes entitled to be cast by the holders of California Insured V AMPS, voting as a separate class

*	This Joint Proxy Statement and Prospectus is being used to solicit the vote of the holders of California Insured AMPS at the Meeting for California Insured. The vote of the holders of California Insured Common Stock on Items 2 and 3 is being solicited by a separate Proxy Statement.

      The Board of Directors of each Fund has fixed the close of business on October 30, 2000 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of Common Stock and AMPS listed in Exhibit I. To the knowledge of the management of each Fund, no person owned beneficially more than 5% of the respective outstanding shares of either class of capital stock of either Fund as of the Record Date.

      The Boards of Directors of the Funds know of no business other than that discussed in Items 1, 2 and 3 above that will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1.  THE REORGANIZATION

SUMMARY

      The following is a summary of certain information contained elsewhere in this Joint Proxy Statement and Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement and Prospectus and in the Agreement and Plan attached hereto as Exhibit II.

      In this Joint Proxy Statement and Prospectus, the term “Reorganization” refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of California Insured V by California Insured and the subsequent pro rata distribution by California Insured V of California Insured Common Stock and California Insured Series B AMPS to the holders of California Insured V Common Stock and California Insured V AMPS; (ii) the subsequent deregistration of California Insured V under the Investment Company Act, and (iii) the subsequent dissolution of California Insured V under the laws of the State of Maryland.

      The Board of Directors of each Fund unanimously approved the Reorganization. Subject to obtaining the necessary approvals from the stockholders of each Fund as described herein, the Board of Directors of California Insured V also deemed advisable the deregistration of the Fund under the Investment Company Act and its dissolution under the laws of the State of Maryland. The Reorganization requires the approval of the stockholders of California Insured V and the holders of California Insured AMPS as described herein. The Reorganization will not take place if the applicable stockholders of either Fund do not approve the Agreement and the Plan as described herein.

      Each Fund seeks to provide stockholders with current income exempt from Federal income tax and California personal income taxes. Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes (“California Municipal Bonds”). Each Fund intends to invest in municipal obligations that are rated investment grade or, if unrated, are considered by FAM to be of comparable quality. Under normal circumstances, at least 80% of each Fund’s total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due.

      Each Fund is a non-diversified, leveraged, closed-end management investment company registered under the Investment Company Act. If the stockholders of each Fund approve the Reorganization, (i) California Insured Common Stock and California Insured Series B AMPS will be issued to California Insured V in exchange for substantially all of the assets and liabilities of California Insured V; and (ii) California Insured V will distribute these shares to its stockholders as provided in the Agreement and Plan. After the Reorganization, California Insured V will terminate its registration under the Investment Company Act and its organization under Maryland law.

      Based upon their evaluation of all relevant information, the Directors of each Fund have determined that the Reorganization will likely result in certain benefits to the holders of Common Stock of that Fund, including greater efficiency and flexibility in portfolio management and a more liquid trading market for the Common Stock of the Combined Fund. In addition, after the Reorganization, stockholders of California Insured V will remain invested in a closed-end fund with an investment objective and investment policies substantially similar to the investment objective and investment policies of California Insured V that uses substantially the same management personnel. It is also anticipated that common stockholders of California Insured V will be subject to a reduced overall operating expense ratio based on the anticipated pro forma combined total operating expenses and the total combined assets of the surviving Fund after the Reorganization. The Board of Directors of each Fund also considered the relative tax positions of the respective portfolio of each Fund. It is not anticipated that the Reorganization will directly benefit the holders of shares of AMPS of either Fund; however, the Reorganization will not adversely affect the holders of shares of any series of AMPS of either Fund. The expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.

      If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the Internal Revenue Service (the “IRS”) concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan or an opinion of counsel to the same effect. Under the Agreement and Plan, however, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the stockholders of that Fund to do so. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of each Fund, as described above, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Boards of Directors of both Funds or (ii) by the Board of Directors of either Fund if any condition to that Fund’s obligations has not been fulfilled or waived by such Fund’s Board of Directors.

Pro Forma Fee Table for Common Stockholders of California Insured, California Insured V

and the Pro Forma Combined Fund as of July 31, 2000 (Unaudited)(a)

      The following Pro Forma Fee Table illustrates, based on net assets attributable to Common Stock as of July 31, 2000, the expenses to be incurred by each Fund individually and the estimated pro forma expenses to be incurred by the Combined Fund after the Reorganization:

	Actual		Pro Forma

	California	California	Combined
	Insured	Insured V	Fund

Common Stockholder Transaction Expenses

Maximum Sales Load (as a percentage of the offering price) imposed on purchases of Common Stock	None (b)	None (b)	None (c)

Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None
Annual Expenses (as a percentage of net assets attributable to Common Stock at July 31, 2000)(d)

Investment Advisory Fees(e)	0.94%	0.91%	0.94%

Interest Payments on Borrowed Funds	None	None	None

Other Expenses	0.29%	0.47%	0.25%

Total Annual Expenses(f)	1.23%	1.38%	1.19%

(a)	No information is presented with respect to AMPS because neither Fund’s operating expenses are, and the expenses of the Reorganization will not be, borne by the holders of AMPS of either Fund. Generally, AMPS are sold at a fixed liquidation preference of $25,000 per share and investment return is set at an auction.

(b)	Shares of Common Stock purchased in the secondary market may be subject to brokerage commissions or other charges.

(c)	No sales load will be charged in connection with the issuance of shares as part of the Reorganization. Shares of Common Stock are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.

(d)	The pro forma annual operating expenses for the Combined Fund are projections for a 12-month period.

(e)	Based on net assets of each Fund and the Combined Fund (each excluding assets attributable to AMPS) as of July 31, 2000. If assets attributable to AMPS are included, the Investment Advisory Fee for each Fund and the Combined Fund would be 0.55%.

(f)	Based on net assets (excluding assets attributable to AMPS) of each Fund and the Combined Fund as of July 31, 2000; excludes the waiver of a portion of the advisory fee and reimbursement of certain other expenses with respect to California Insured V by FAM. Including such fee waiver and expense reimbursement, the Total Annual Expenses for California Insured V would have been 1.14%. If assets attributable to AMPS are included, the Total Annual Expenses for California Insured, California Insured V (excluding the advisory fee waiver and expense reimbursement) and the Combined Fund would have been 0.72%, 0.83%, and 0.70%, respectively. If assets attributable to AMPS and the above described advisory fee waiver and expense reimbursement with respect to California Insured V are included, the Total Annual Expenses for California Insured V would have been 0.69%. It is not anticipated that FAM will waive its advisory fee or reimburse expenses with respect to California Insured V on an ongoing basis or with respect to the Combined Fund after the Reorganization.

      The foregoing Pro Forma Fee Table is intended to assist investors in understanding the costs and expenses that a holder of Common Stock of each Fund will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization.

Example:

Cumulative Expenses Paid on Shares of Common Stock for the Periods Indicated:

	1 Year	3 Years	5 Years	10 Years

An investor would pay the following expenses on a $1,000 investment assuming (1) the operating expense ratio for each Fund set forth above and (2) a 5% annual return throughout the period:

California Insured	$13	$39	$68	$149

California Insured V	$14	$44	$76	$166

Combined Fund*	$12	$38	$65	$144

*	Assumes that the Reorganization had taken place on July 31, 2000.

      The Example set forth above assumes that shares of common stock were purchased in the initial offerings and that all dividends and distributions were reinvested and uses a 5% annual rate of return as mandated by the regulations of the Securities and Exchange Commission (the “SEC”). The Example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. See “Comparison of the Funds” and “The Reorganization — Potential Benefits to Common Stockholders of the Funds as a Result of the Reorganization.”

California Insured	California Insured was incorporated under the laws of the State of Maryland on December 4, 1997 and commenced operations on February 27, 1998.

California Insured has outstanding Common Stock and five series of AMPS, designated Series A, Series B, Series C, Series D and Series E. As of July 31, 2000, California Insured had net assets (including assets attributable to California Insured AMPS) of $819,900,689.

California Insured V	California Insured V was incorporated under the laws of the State of Maryland on April 5, 1999 and commenced operations on July 23, 1999.

California Insured V has outstanding Common Stock and one series of AMPS, designated Series A. As of July 31, 2000, California Insured V had net assets (including assets attributable to California Insured V AMPS) of $123,612,898.

Comparison of the Funds	Investment Objectives and Policies. Each Fund is a non-diversified, leveraged, closed-end management investment company. The Funds have substantially similar investment objectives and policies. Each Fund seeks to provide its stockholders (including holders of AMPS) with current income exempt from Federal and California income taxes. Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term investment grade California Municipal Bonds. Under normal circumstances, at least 80% of each Fund’s assets will be invested in municipal obligations covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. Each Fund intends to invest primarily in long-term California Municipal Bonds and other long-term municipal obligations exempt from Federal income taxes, but not California income taxes (“Municipal Bonds”) with a maturity of more than ten years.

As of July 31, 2000, the weighted average maturity of the portfolio of California Insured and California Insured V was 20.90 years and 21.48 years, respectively. The average maturity of each Fund’s portfolio securities, and therefore each Fund’s portfolio as a whole, will vary based upon FAM’s assessment of economic and market conditions. See “Comparison of the Funds — Investment Objective and Policies.”

Capital Stock. As set forth above, each Fund has outstanding both Common Stock and AMPS. California Insured Common Stock and California Insured V Common Stock are traded on the NYSE. As of July 31, 2000, (i) the net asset value per share of California Insured Common Stock was $ and the market price per share was $ and (ii) the net asset value per share of California Insured V Common Stock was $ and the market price per share was $ . The AMPS of each Fund have a liquidation preference of $25,000 per share and are sold principally at auctions. See “Comparison of the Funds — Capital Stock.”

Auctions generally have been held and will be held every seven days for each series of AMPS of each Fund unless the applicable Fund elects, subject to certain limitations, to have a special dividend period. In connection with the Reorganization, the dividend payment date and auction date for the California Insured Series B AMPS will be different from the dividend payment date and auction date for the California Insured V AMPS. See “Comparison of the Funds — Capital Stock.” The following table provides information about the dividend rates for each series of AMPS of each Fund as of a recent auction date.

Auction Date	Fund	Series	Dividend Rate

August 14, 2000	California Insured	A	3.50%
August 11, 2000	California Insured	B	3.00%
August 17, 2000	California Insured	C	3.00%
August 16, 2000	California Insured	D	3.39%
August 15, 2000	California Insured	E	3.449%
August 14, 2000	California Insured V	A	2.606%

Advisory Fees. The investment adviser for each Fund is FAM. FAM is an affiliate of Merrill Lynch Investment Managers, L.P. (“MLIM”) and both FAM and MLIM are owned and controlled by Merrill Lynch & Co., Inc. (“ML&Co.”) The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates, including MLIM, act as investment adviser for over 100 registered investment companies and also offer portfolio management and portfolio analysis services to individuals and institutional accounts.

FAM is responsible for the management of each Fund’s investment portfolio and for providing administrative services to each Fund. Walter O’Connor serves as the portfolio manager for California Insured. Mr. O’Connor and Robert A. DiMella serve as the portfolio managers for California Insured V. After the Reorganization Mr. O’Connor will serve as the portfolio manager of the Combined Fund.

Pursuant to separate investment advisory agreements between each Fund and FAM, each Fund pays FAM a monthly fee at the annual rate of 0.55% of such Fund’s average weekly net assets, including assets acquired from the sale of AMPS. In the past, FAM has voluntarily waived a portion of its advisory fee and reimbursed certain other expenses with respect to each Fund. FAM no longer does so with respect to California Insured. It is not anticipated that FAM will continue such advisory fee waiver or expense reimbursement with respect to California Insured V on an ongoing basis or with respect to the Combined Fund after the Reorganization. Subsequent to the Reorganization, FAM will continue to receive compensation at the rate of 0.55% of the average weekly net assets, including assets acquired from the sale of AMPS, of the Combined Fund. See “Comparison of the Funds — Management of the Funds.”

Other Significant Fees. The Bank of New York (“BONY”) is the custodian, transfer agent, dividend disbursing agent and registrar for the California Insured Common Stock. State Street Bank and Trust Company (“State Street”) is the custodian, transfer agent, dividend disbursing agent and registrar for the California Insured V Common Stock. BONY is the transfer agent, dividend disbursing agent, registrar and auction agent for the AMPS of each Fund (in such capacity, the “Auction Agent”). BONY and State Street each receive fees for providing these services. The principal business addresses for BONY and State Street with respect to the above-described capacities are as follows: The Bank of New York, 90 Washington Street, New York, New York 10286 (for its custodial services) and 101 Barclay Street, New York, New York 10286 (for its transfer agency and auction agency services); and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (for its transfer agency services) and One Heritage Drive, P2N, North Quincy, Massachusetts 02171 (for its custodial services). See “Comparison of the Funds — Management of the Funds.”

Overall Expense Ratio. As set forth above, in the past, FAM has voluntarily waived a portion of its advisory fee and reimbursed certain other expenses with respect to each Fund. FAM no longer does so with respect to California Insured. It is not anticipated that FAM will continue such advisory fee waiver or expense reimbursement with respect to California V on an ongoing basis or with respect to the Combined Fund after the Reorganization.

The table below sets forth (i) the total annualized operating expense ratio for California Insured and California Insured V (excluding the advisory fee waiver and expense reimbursement) based on their respective net assets (excluding assets attributable to AMPS) as of July 31, 2000 and (ii) the total annualized operating expense ratio for the Combined Fund (excluding any advisory fee waiver and expense reim-

bursement) based on the pro forma net assets (excluding assets attributable to AMPS) of the Combined Fund as of July 31, 2000.

	Net Assets
	(Excluding Assets
	Attributable to	Total
	AMPS) as of	Expense
	July 31, 2000	Ratio

California Insured	$478,900,689	1.23%

California Insured V	$74,612,898	1.38%*

Combined Fund	$553,513,587	1.19%

* Including such fee waiver and expense reimbursement, the total annualized operating expense ratio for California Insured V would have been 1.14%.

The table below sets forth (i) the total annualized operating expense ratio for California Insured and California Insured V (excluding the advisory fee waiver and expense reimbursement) based on their respective net assets (including assets attributable to AMPS) as of July 31, 2000 and (ii) the total annualized operating expense ratio for the Combined Fund (excluding any advisory fee waiver and expense reimbursement) based on the pro forma net assets (including assets attributable to AMPS) of the Combined Fund as of July 31, 2000.

	Net Assets	Total
	(Including Assets	Annualized
	Attributable to	Operating
	AMPS) as of	Expense
	July 31, 2000	Ratio

California Insured	$819,900,689	0.72%

California Insured V	$123,612,898	0.83%*

Combined Fund	$943,513,587	0.70%

* Including such fee waiver and expense reimbursement, the total annualized operating expense ratio for California Insured V would have been 0.69%.

Purchases and Sales of Common Stock and AMPS. Purchase and sale procedures for the Common Stock of each Fund are identical. Investors typically purchase and sell shares of Common Stock of each Fund through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by such broker-dealer. Alternatively, investors may purchase or sell shares of Common Stock of the Funds through privately negotiated transactions with existing stockholders.

Purchase and sale procedures for the AMPS of each Fund also are identical. Such AMPS generally are purchased and sold at separate auctions conducted on a regular basis by the Auction Agent. Unless otherwise permitted by the Fund, existing and potential holders of AMPS may only participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of AMPS to the Auction Agent. On or prior to each auction date for the AMPS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold AMPS to its broker-dealer. Outside of these auctions, shares of AMPS may be purchased or sold through broker-dealers for the AMPS in a secondary trading market maintained by the broker-dealers. However, no assurance can be given that a secondary market will develop, or, if it does develop, that it will provide holders with a liquid trading market for the AMPS of either Fund.

Ratings of AMPS. The AMPS of each Fund have been assigned a rating of AAA from Standard & Poor’s (“S&P”) and “aaa” from Moody’s Investors Service, Inc. (“Moody’s”). See “Comparison of the Funds — Rating Agency Guidelines.”

Portfolio Insurance. Each Fund has a similar policy with respect to obtaining insurance for portfolio securities. Under normal circumstances, at least 80% of each Fund’s assets will be invested in municipal obligations either (i) insured under an insurance policy purchased by a Fund or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. See “Comparison of the Funds — Investment Objectives and Policies — Portfolio Insurance.”

Ratings of Municipal Obligations. Each Fund will invest only in municipal obligations that at the time of purchase are considered investment grade. See Exhibit IV — “Ratings of Municipal Bonds and Commercial Paper.”

Portfolio Transactions. The portfolio transactions in which the Funds may engage are similar, as are the procedures for such transactions. See “Comparison of the Funds — Portfolio Transactions.”

Dividends and Distributions. The methods of dividend payment and distributions are substantially similar for each Fund, both with respect to the Common Stock and the AMPS of each Fund. See “Comparison of the Funds — Dividends and Distributions.”

Net Asset Value. The net asset value per share of Common Stock of each Fund is determined as of the close of business (generally, 4:00 p.m., Eastern time) on the last business day of each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the Fund is divided by the total number of shares of Common Stock of the Fund outstanding at such time. Expenses, including fees payable to FAM, are accrued daily. See “Comparison of the Funds — Net Asset Value.”

Voting Rights. The corresponding voting rights of the holders of shares of each Fund’s Common Stock are substantially similar. The corresponding voting rights of the holders of shares of each Fund’s AMPS are also substantially similar. See “Comparison of the Funds — Capital Stock.”

Stockholder Services. An automatic dividend reinvestment plan is available to holders of shares of each Fund’s Common Stock. These plans are similar for both Funds. See “Comparison of the Funds — Automatic Dividend Reinvestment Plan.” Other stockholder services, including the provision of annual and semi-annual reports, are the same for both Funds.

Outstanding Securities of California Insured and

California Insured V as of July 31, 2000

			Number of
		Number of	Shares Outstanding
	Number of	Shares Held by	Exclusive of Amount
	Shares	Fund for Its Own	Shown In Previous
Title of Class	Authorized	Account	Column

California Insured

Common Stock	199,986,360	–0–	35,194,726
AMPS

Series A	1,920	–0–	1,920

Series B	1,920	–0–	1,920

Series C	3,200	–0–	3,200

Series D	2,960	–0–	2,960

Series E	3,640	–0–	3,640

California Insured V

Common Stock	199,998,040	–0–	5,073,679
AMPS

Series A	1,960	–0–	1,960

Tax Considerations	The Funds have jointly requested a private letter ruling from the IRS with respect to the Reorganization to the effect that, among other things, neither Fund will recognize gain or loss on the transaction and the stockholders of California Insured V will not recognize gain or loss on the exchange of their shares for California Insured Common Stock (except to the extent that a holder of California Insured V Common Stock receives cash representing an interest in fractional shares of California Insured Common Stock as part of the Reorganization) or California Insured AMPS. The consummation of the Reorganization is subject to the receipt of such ruling or of an opinion of counsel to the same effect. The Reorganization will not affect the status of California Insured as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). California Insured V will liquidate and dissolve under the laws of the State of Maryland as part of the Reorganization. See “Agreement and Plan of Reorganization — Tax Consequences of the Reorganization.”

RISK FACTORS AND SPECIAL CONSIDERATIONS

      The investment risks associated with an investment in California Insured are substantially similar to the investment risks associated with an investment in California Insured V. These investment risks will also apply to an investment in the Combined Fund after the Reorganization. It is expected that the Reorganization itself will not adversely affect the rights of holders of shares of Common Stock or of any series of AMPS of either Fund or create additional risks.

California Municipal Bonds

      Each Fund intends to invest the majority of its assets in California Municipal Bonds. As a result, each Fund is more exposed to risks affecting issuers of California Municipal Bonds than is a municipal bond fund that invests more widely. See “Comparison of the Funds — Special Considerations Relating to California Municipal Bonds” and Exhibit III — “Economic and Other Conditions in California.”

Interest Rate and Credit Risk

      Each Fund invests primarily in long-term municipal bonds that are subject to interest rate and credit risk. Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Non-Diversification

      Each Fund is registered as a “non-diversified” investment company. This means that each Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since either Fund may invest a relatively high percentage of its assets in a limited number of issuers, it may be more exposed to the effects of any single economic, political or regulatory occurrence than a more widely-diversified fund. Even as a non-diversified fund, each Fund must still meet the diversification requirements of applicable Federal income tax law.

Rating Categories

      The Funds intend to invest in municipal bonds that are rated investment grade by S&P, Moody’s or Fitch Inc. (“Fitch”) or are considered by FAM to be of comparable quality. Obligations rated in the lowest investment grade category may be considered to have certain speculative characteristics.

Private Activity Bonds

      Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds.” These bonds may subject certain investors in either Fund to a Federal alternative minimum tax.

Portfolio Insurance

      Each Fund is subject to certain investment restrictions imposed by guidelines of the insurance companies that issue portfolio insurance. The Funds do not expect these guidelines to prevent FAM from managing the Funds’ portfolios in accordance with the Funds’ investment objective and policies.

Leverage

      Use of leverage, through the issuance of AMPS, involves certain risks to holders of Common Stock of each Fund. For example, each Fund’s issuance of AMPS may result in higher volatility of the net asset value of its Common Stock and potentially more volatility in the market value of its Common Stock. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the AMPS will affect the yield to holders of Common Stock. Under certain circumstances when either Fund is required to allocate taxable income to holders of AMPS, it may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from that allocation (an “Additional Distribution”). Leverage will allow holders of each Fund’s Common Stock to realize a higher current rate of return than if the Fund were not leveraged as long as the Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Distribution) paid on the AMPS. Similarly, since a pro rata portion of each Fund’s net realized capital gains is generally payable to holders of the Fund’s Common Stock, the use of leverage will increase the amount of such gains distributed to holders of the Fund’s Common Stock. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the AMPS approaches the net return on a Fund’s investment portfolio, the benefit of leverage to holders of Common Stock will be decreased. If the current dividend rate (and any Additional Distribution) on the AMPS were to exceed the net return on a Fund’s portfolio, holders of Common Stock would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing AMPS and any decline in the value of a Fund’s investments (including investments purchased with the proceeds from any AMPS offering) will be borne entirely by holders of the Fund’s Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged. If a Fund is liquidated, holders of that Fund’s AMPS will be entitled to receive liquidating distributions before any distribution is made to holders of Common Stock of that Fund.

      In an extreme case, a decline in net asset value could affect each Fund’s ability to pay dividends on its Common Stock. Failure to make such dividend payments could adversely affect the Fund’s qualification as a RIC under the Federal tax laws. See “Comparison of the Funds — Tax Rules Applicable to the Funds and their Stockholders.” However, each Fund intends to take all measures necessary to make Common Stock dividend payments. If either Fund’s current investment income is ever insufficient to meet dividend payments on either its Common Stock or its AMPS, it may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its AMPS for any reason and may redeem all or part of its AMPS under the following circumstances:

•	if the Fund anticipates that its leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of the Common Stock than the Fund can obtain if the Common Stock were not leveraged,

•	if the asset coverage for the AMPS declines below 200%, either as a result of a decline in the value of the Fund’s portfolio investments or as a result of the repurchase of Common Stock in tender offers, or otherwise, or

•	in order to maintain the asset coverage established by Moody’s and S&P in rating the AMPS.

Redemption of the AMPS or insufficient investment income to make dividend payments, may reduce the net asset value of the Common Stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

Portfolio Management

      The portfolio management strategies of the Funds are substantially similar. In the event of an increase in short-term or medium-term rates or other change in market conditions to the point where a Fund’s leverage could adversely affect holders of Common Stock as noted above, or in anticipation of such changes, each Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of its Common Stock. Each Fund also may attempt to reduce the degree to which it is leveraged by redeeming AMPS pursuant to the provisions of the Fund’s Articles Supplementary establishing the rights and preferences of the AMPS or otherwise purchasing shares of AMPS. Purchases and sales or redemptions of AMPS, whether on the open market or in negotiated transactions, are subject to limitations under the Investment Company Act. If market conditions subsequently change, each Fund may sell previously unissued shares of AMPS or shares of AMPS that the Fund previously issued but later repurchased or redeemed.

Inverse Floating Obligations

      A Fund’s investments in “inverse floating obligations” or “residual interest bonds” provide investment leverage because their market value increases or decreases in response to market changes at a greater rate than fixed rate, long-term tax-exempt securities. The market values of such securities are more volatile than the market values of fixed rate, tax exempt securities.

Options and Futures Transactions

      Each Fund may engage in certain options and futures transactions to reduce its exposure to interest rate movements. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund’s performance could suffer. Each Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Funds are not required to use hedging and may choose not to do so. The Funds cannot guarantee that any hedging strategies they use will work.

Antitakeover Provisions

      The Articles of Incorporation of each Fund (in each case the “Charter”) and Maryland law include provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Ratings Considerations

      The Funds have received ratings of their AMPS of AAA from S&P and “aaa” from Moody’s. In order to maintain these ratings, the Funds are required to maintain portfolio holdings meeting specified guidelines of such rating agencies. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the Investment Company Act.

      As described by Moody’s and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings of the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines address the likelihood that a holder of shares of AMPS will be able to sell such shares in an auction. The ratings are based on current information furnished to Moody’s and S&P by the Funds and FAM and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock of the Funds has not been rated by a nationally recognized statistical rating organization (“NRSRO”).

      The Board of Directors of each Fund, without stockholder approval, may amend, alter or repeal certain definitions or restrictions which have been adopted by the Fund pursuant to the rating agency guidelines, in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS.

COMPARISON OF THE FUNDS

Financial Highlights

  California Insured

      The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of California Insured by        , independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of California Insured.

	For the Year Ended June 30,		For the Period
			February 27, 1998†
	2000	1999	to June 30, 1998

Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:

Net asset value, beginning of period	$14.38	$14.96	$15.00

Investment income — net	1.11	1.13	.38

Realized and unrealized gain (loss) on investments — net	(1.03)	(.57)	.01

Total from investment operations	.08	.56	.39

Less dividends and distributions to Common Stock shareholders:

Investment income — net	(.81)	(.80)	(.21)

Realized gain on investments — net	—	(.03)	—

Total dividends and distributions to Common Stock shareholders	(.81)	(.83)	(.21)

Capital charge resulting from issuance of Common Stock	—	—	(.03)

Effect of Preferred Stock activity:††

Dividends and distributions to Preferred Stock shareholders:

Investment income — net	(.34)	(.30)	(.10)

Realized gain on investments — net	—	(.01)	—

Capital charge resulting from issuance of Preferred Stock	—	—	(.09)

Total effect of Preferred Stock activity	(.34)	(.31)	(.19)

Net asset value, end of period	$13.31	$14.38	$14.96

Market price per share, end of period	$12.3125	$13.00	$15.00

Total Investment Return:**

Based on market price per share	1.06%	(8.34%)	1.42	%#

Based on net asset value per share	(1.23%)	1.66%	1.15	%#

Ratios Based on Average Net Assets of Common Stock:

Total expenses, net of reimbursement and excluding reorganization expenses***	1.20%	1.09%	.38	%*

Total expenses, excluding reorganization expenses***	1.31%	1.23%	1.19	%*

Total expenses***	1.50%	1.23%	1.19	%*

Total investment income — net***	8.50%	7.42%	8.00	%*

Amount of dividends to Preferred Stock shareholders	2.66%	1.93%	2.15	%*

Investment income — net, to Common Stock shareholders	5.84%	5.49%	5.85	%*

Ratios Based on Total Average Net Assets:††† ***

Total expenses, net of reimbursement and excluding reorganization expenses	.69%	.67%	.24	%*

Total expenses, excluding reorganization expenses	.75%	.75%	.75%

Total expenses	.86%	.75%	.75	%*

Total investment income — net	4.85%	4.53%	5.05	%*

Ratios Based on Average Net Assets of Preferred Stock:

Dividends to Preferred Stock shareholders	3.54%	3.02%	3.65	%*

	For the Year Ended June 30,		For the Period
			February 27, 1998†
	2000	1999	to June 30, 1998

Supplemental Data:

Net assets, net of Preferred Stock, end of period (in thousands)	$468,360	$141,073	$146,717

Preferred Stock outstanding, end of period (in thousands)	$341,000	$96,000	$96,000

Portfolio turnover	105.22%	82.36%	64.17%

Leverage:

Asset coverage per $1,000	$2,373	$2,470	$2,528

Dividends Per Share on Preferred Stock Outstanding:

Series A Investment income — net	$915	$775	$262

Series B Investment income — net	$830	$735	$257

Series C Investment income — net	$284	—	—

Series D Investment income — net	$288	—	—

Series E Investment income — net	$314	—	—

*	Annualized.
**	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. California Insured’s investment adviser voluntarily waived a portion of its management fee. Without such waiver, California Insured’s performance would have been lower.
***	Does not reflect the effect of dividends to Preferred Stock shareholders.
†	Commencement of operations.
††	California Insured issued its Series A and Series B Preferred Stock on March 19, 1998. California Insured issued its Series C, Series D and Series E Preferred Stock on March 6, 2000.
†††	Includes Common Stock and Preferred Stock average net assets.
#	Aggregate total investment return.

  California Insured V

      The financial information in the table below has been audited in conjunction with the annual audit of the financial statements of California Insured V by        , independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of California Insured V.

	For the Period
	July 23, 1999†
	to May 31, 2000

Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:

Net asset value, beginning of period	$15.00

Investment income — net	1.01

Realized and unrealized loss on investments — net	(1.38)

Total from investment operations	(.37)
Less dividends to Common Stock shareholders from

investment income — net	(.65)

Capital charge resulting from issuance of Common Stock	(.05)

Effect of Preferred Stock activity:††

Dividends to Preferred Stock shareholders:

Investment income — net	(.28)

Capital charge resulting from issuance of Preferred Stock	(.10)

Total effect of Preferred Stock activity	(.38)

Net asset value, end of period	$13.55

Market price per share, end of period	$13.25

Total Investment Return:**

Based on market price per share	(7.12	%)#

Based on net asset value per share	(5.01	%)#

Ratios Based On Average Net Assets of Common Stock:

Total expenses, net of reimbursement***	.80	%*

Total expenses***	1.35	%*

Total investment income — net***	8.55	%*

Amount of Dividends to Preferred Stock shareholders	2.38	%*

Investment income — net, to Common Stock shareholders	6.17	%*

Ratios Based on Total Average Net Assets: †††***

Expenses, net of reimbursement	.49	%*

Total expenses	.82	%*

Total investment income — net	5.18	%*

Ratios Based on Average Net Assets of Preferred Stock:

Dividends to Preferred Stock shareholders	3.65	%*

Supplemental Data:

Net assets, net of Preferred Stock, end of period (in thousands)	$68,650

Preferred Stock outstanding, end of period (in thousands)	$49,000

Portfolio turnover	78.42%

Leverage:

Asset coverage per $1,000	$2,401

Dividends Per Share on Preferred Stock Outstanding:

Investment income — net	$725

*	Annualized.
**	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. California Insured V’s investment adviser voluntarily waived a portion of its management fee. Without such waiver, California Insured V’s performance would have been lower.
***	Do not reflect the effect of dividends to Preferred Stock shareholders.
†	Commencement of operations.
††	California Insured V issued its Preferred Stock on August 16, 1999.
†††	Includes Common Stock and Preferred Stock average net assets.
#	Aggregate total investment return.

Per share data for Common Stock* (unaudited)

Traded on the New York Stock Exchange

  California Insured

									Premium
									(Discount)
									to Net
	Market Price**				Net Asset Value				Asset Value
Quarter
Ended*	High		Low		High		Low		High		Low

March 31, 1998†	15.56	3	15.00	0	15.00	0	14.8	9	3.96%		0.20%

June 30, 1998	15.50	0	14.68	8	15.15	0	14.6	1	5.70%		(1.89%	)

September 30, 1998	15.37	5	14.25	0	15.56	0	14.9	7	2.23%		(5.16%	)

December 31, 1998	15.93	8	15.12	5	15.87	0	15.3	6	3.16%		(3.35%	)

March 31, 1999	15.25	0	14.62	5	15.46	0	15.3	0	(0.45%	)	(5.09%	)

June 30, 1999	14.75	0	12.81	3	15.47	0	14.3	5	(4.22%	)	(10.71%	)

September 30, 1999	13.43	8	12.68	8	14.46	0	13.4	0	(0.62%	)	(8.79%	)

December 31, 1999	13.12	5	11.81	3	13.32	0	12.3	9	(1.02%	)	(5.56%	)

March 31, 2000	13.06	3	11.75	0	13.29	0	12.0	9	(2.62%	)	(10.86%	)

June 30, 2000	13.06	3	11.18	8	13.39	0	12.2	2	(2.45%	)	(11.12%	)

July 31, 2000†††	14.00	0	13.75	0	14.70	0	14.5	6	(5.10%	)	(5.82%	)

  California Insured V

								Premium
								(Discount)
								to Net
	Market Price**				Net Asset Value			Asset Value
Quarter
Ended*	High		Low		High	Low		High		Low

September 30, 1999††	15.31	3	14.25	0	14.94	14.3	3	6.86%		(1.66%	)

December 31, 1999	14.20	0	11.75	0	14.25	13.3	0	0.25%		(12.16%	)

March 31, 2000	12.75	0	11.81	3	14.38	13.0	2	(2.60%	)	(14.75%	)

June 30, 2000	14.00	0	11.87	5	14.50	13.0	4	0.87%		(11.64%	)

July 31, 2000†††	12.56	3	12.37	5	13.61	13.4	7	(7.08%	)	(8.13%	)

*	Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
**	As reported in the consolidated transaction operating system.
†	For the period February 27, 1998 to March 31, 1998.
††	For the period July 23, 1999 to September 30, 1999.
†††	For the period July 1, 2000 to July 31, 2000.

      Since California Insured’s commencement of operations on February 27, 1998, share prices for its Common Stock have fluctuated between a maximum premium of approximately 5.70% and a maximum discount of approximately (11.12%). Since California Insured V’s commencement of operations on July 23, 1999, share prices for its Common Stock have fluctuated between a maximum premium of approximately 6.86% and a maximum discount of approximately (14.75%). Although there is no reason to believe that this pattern should be affected by the Reorganization, it is not possible to predict whether shares of the Combined Fund will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

Investment Objective and Policies

      The structure, organization and investment policies of the Funds are substantially similar. Each Fund seeks current income exempt from Federal income taxes and California personal income taxes. The investment objective of each Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund’s outstanding voting securities.

      Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of California Municipal Bonds. Each Fund intends to invest substantially all (at least 80%) of its assets in California Municipal Bonds except at times when FAM considers that California Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices. To the extent that FAM considers that suitable California Municipal Bonds are not available for investment, the Fund may purchase Municipal Bonds. The Fund will maintain at least 80% of its assets in California Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. At times, each Fund may seek to hedge its portfolio through the use of futures and options transactions to reduce volatility in the net asset value of its shares of Common Stock. Under normal circumstances, at least 80% of each Fund’s total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due.

      Ordinarily, neither Fund intends to realize significant investment income subject to Federal income tax and California income taxes. Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.

      Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in California Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term California Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of a Fund’s investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes and California personal income taxes will be considered “California Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes will be considered “Municipal Bonds.”

      Each Fund will invest in investment grade California Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of S&P, Moody’s or Fitch or, if unrated, are considered to be of comparable quality by FAM. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody’s. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of California Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, FAM takes into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular California Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancements. Consequently, if California Municipal Bonds or Municipal Bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody’s, FAM may consider such municipal obligations to be equivalent to AAA- or Aaa- rated securities, as the case may be, even though such California Municipal Bonds or Municipal Bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured California Municipal Bonds and Municipal Bonds must also comply with the standards applied by the insurance carriers in determining eligibility for portfolio insurance. See Exhibit IV — “Ratings of Municipal Bonds and Commercial Paper” and Exhibit V — “Portfolio Insurance.”

      Each Fund may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which each Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide each Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days’ notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. Each Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations for Federal income tax purposes.

      The average maturity of each Fund’s portfolio securities varies based upon FAM’s assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company such as California Insured or California Insured V, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Funds. See “Risk Factors and Special Considerations — Leverage.”

      Each Fund intends to invest primarily in long-term California Municipal Bonds and Municipal Bonds with a maturity of more than ten years. However, each Fund may also invest in intermediate-term California Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. Each Fund may also invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Investments in such short-term securities or cash will not exceed 20% of a Fund’s total assets except during interim periods pending investment of the net proceeds from public offerings of that Fund’s securities or in anticipation of the repurchase or redemption of that Fund’s securities and temporary periods when, in the opinion of FAM, prevailing market or economic conditions warrant. The Funds do not ordinarily intend to realize significant interest income that is subject to Federal and California income taxes.

      Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its total assets that it may invest in securities of a single issuer. However, each Fund’s investments are limited so as to qualify the Fund for the special tax treatment afforded RICs under the Federal tax laws. To qualify, among other requirements, each Fund limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as “diversified” under the Investment Company Act must satisfy, among other requirements, the foregoing 5% requirement with respect to 75% of its total assets. To the extent that either Fund assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Portfolio Insurance

      Under normal circumstances, at least 80% of the assets of each Fund will be invested in California Municipal Bonds and Municipal Bonds either (i) insured under an insurance policy purchased by the Fund, or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. The Funds will seek to limit their investments to municipal obligations insured under insurance policies issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P or Fitch, or Aaa from Moody’s. There can be no assurance that insurance from insurance carriers meeting these criteria will be available. See Exhibit V to this Joint Proxy Statement and Prospectus for a brief description of insurance claims-paying ability ratings of S&P, Moody’s and Fitch. Currently, it is anticipated that a majority of the insured California Municipal Bonds and Municipal Bonds in each Fund’s portfolio will be insured by the following insurance companies which satisfy the foregoing criteria: Ambac Assurance Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and MBIA Insurance Corporation. Each Fund also may purchase California Municipal Bonds and Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing criteria. A majority of insured California Municipal Bonds and Municipal Bonds held by the Funds will be insured under policies obtained by parties other than the Fund.

      Each Fund may purchase, but has no obligation to purchase, separate insurance policies (the “Policies”) from insurance companies meeting the criteria set forth above that guarantee payment of principal and interest on specified eligible California Municipal Bonds and Municipal Bonds that it purchases. A California Municipal Bond or Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal of an insured California Municipal Bond or Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred.

      The Policies will be effective only as to insured California Municipal Bonds and Municipal Bonds beneficially owned by a Fund. In the event of a sale of any California Municipal Bonds and Municipal Bonds held by a Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of an insured California Municipal Bond or Municipal Bond or the value of the shares of a Fund.

      The insurer will not have the right to withdraw coverage on securities insured by its Policies and held by a Fund so long as such securities remain in the Fund’s portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Board of Directors of each Fund reserves the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

      The premiums for the Policies are paid by the Fund and the yield on its portfolio is reduced thereby. FAM estimates that the cost of the annual premiums for the Policies of each Fund currently range from approximately [.02 of 1% to .15 of 1%] of the principal amount of the California Municipal Bonds and Municipal Bonds covered by such Policies. The estimate is based on the expected composition of each Fund’s portfolio of California Municipal Bonds and Municipal Bonds. Additional information regarding the Policies is set forth in Exhibit V to this Joint Proxy Statement and Prospectus. In instances in which a Fund purchases California Municipal Bonds and Municipal Bonds insured under policies obtained by parties other than the Fund, the insured Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the California Municipal Bonds and Municipal Bonds.

      It is the intention of FAM to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities that are not in default. In certain circumstances, however, FAM may determine that an alternate value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. FAM’s ability to manage the portfolio of a Fund may be limited to the extent it holds defaulted securities, which may limit its ability in certain circumstances to purchase other California Municipal Bonds and Municipal Bonds. See “Net Asset Value” below for a more complete description of each Fund’s method of valuing securities for which market quotations are not generally available.

      No assurance can be given that insurance with the terms and issued by insurance carriers meeting the criteria described above will continue to be available to each Fund. In the event the Board of Directors of a Fund determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to the Fund, the Fund may modify the criteria for insurance carriers or the terms of the insurance, or may discontinue its policy of maintaining insurance for all or any of the California Municipal Bonds and Municipal Bonds held in the Fund’s portfolio. Although FAM periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under all circumstances.

      Portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured California Municipal Bonds or Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured California Municipal Bonds or Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates and other market conditions).

Description of California Municipal Bonds and Municipal Bonds

      California Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately operated facilities, including, among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this Joint Proxy Statement and Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax and are California Municipal Bonds if the interest thereon is exempt from Federal and California personal income taxes, even though such bonds may be industrial development bonds or PABs as discussed below. Also, for purposes of this Joint Proxy Statement and Prospectus, Non-Municipal Tax-Exempt Securities as discussed above will be considered California Municipal Bonds or Municipal Bonds.

      The two principal classifications of California Municipal Bonds and Municipal Bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or “IDBs.” General obligation bonds (other than those of the State of California which has limited taxing powers) are typically secured by the issuer’s pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. PABs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of principal and the payment of interest on such IDBs depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. California Municipal Bonds and Municipal Bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

      Each Fund may purchase California Municipal Bonds and Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the Federal alternative minimum tax and may impact the overall tax liability of certain investors in the Fund. There is no limitation on the percentage of each Fund’s assets that may be invested in California Municipal Bonds and Municipal Bonds the interest on which is treated as an item of “tax preference” for purposes of the Federal alternative minimum tax. See “Comparison of the Funds — Tax Rules Applicable to the Funds and Their Stockholders.”

      Also included within the general category of California Municipal Bonds and/or Municipal Bonds are certificates of participation (“COPs”) executed and delivered for the benefit of government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as “lease obligations”) relating to such equipment, land or facilities. Although lease obligations typically do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult.

      Federal tax legislation has limited and may continue to limit the types and volume of such bonds the interest on which is excludable from income for Federal income tax purposes. Such legislation may affect the availability of California Municipal Bonds and Municipal Bonds for investment by each Fund.

Special Considerations Relating to California Municipal Bonds

      Each Fund ordinarily will invest at least 80% of its total assets in California Municipal Bonds and, therefore, is more susceptible to factors adversely affecting issuers of California Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of California Municipal Bonds to this degree. FAM does not believe that current economic conditions in California will have a significant adverse effect on each Fund’s ability to invest in high-quality California Municipal Bonds. Currently, California’s general obligation bonds are rated A-1 by S&P, Aa2 by Moody’s and AA by Fitch. See Exhibit III — “Economic and Financial Conditions in California” and Exhibit IV — “Ratings of Municipal Bonds and Commercial Paper.”

Other Investment Policies

      Each Fund has adopted certain other policies as set forth below:

      Borrowings. Each Fund is authorized to borrow amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that each Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock or for temporary, extraordinary or emergency purposes. Borrowings by each Fund (commonly known, as with the issuance of preferred stock, as “leveraging”) create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

      When-Issued Securities and Delayed Delivery Transactions.   Each Fund may purchase or sell California Municipal Bonds and Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. The purchase will be recorded on the date that the Fund enters into the commitment, and the value of the obligation thereafter will be reflected in the calculation of the Fund’s net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

      Indexed and Inverse Floating Obligations. Each Fund may invest in California Municipal Bonds and Municipal Bonds yielding a return based on a particular index of value or interest rates. For example, each Fund may invest in California Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain California Municipal Bonds and Municipal Bonds also may be based on the value of an index. To the extent a Fund invests in these types of Municipal Bonds, the Fund’s return on such California Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, a Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). Each Fund may purchase synthetically-created inverse floating obligations evidenced by custodial or trust receipts. Generally, income on inverse floating obligations will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations with shorter-term maturities or limitations on the extent to which the interest rate may vary. FAM believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Funds that allows FAM to vary the degree of investment leverage relatively efficiently under different market conditions.

      Call Rights. Each Fund may purchase a California Municipal Bond or Municipal Bond issuer’s rights to call all or a portion of such California Municipal Bond or Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related California Municipal Bonds or Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related California Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related California Municipal Bond or Municipal Bond is identical to holding a California Municipal Bond or Municipal Bond as a non-callable security.

      Repurchase Agreements. The Funds may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. The Funds may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets. In the event of default by the seller under a repurchase agreement, the Funds may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

      In general, for Federal and California income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

Information Regarding Options and Futures Transactions

      Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While each Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of its Common Stock, the net asset value of its Common Stock will fluctuate. No assurance can be given that a Fund’s hedging transactions will be effective. In addition, because of the leveraged nature of the Common Stock, hedging transactions will result in a larger impact on the net asset value of the Common Stock than would be the case if the Common Stock were not leveraged. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. Neither Fund has an obligation to enter into hedging transactions and each may choose not to do so.

      Certain Federal income tax requirements may limit a Fund’s ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to stockholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to stockholders. See “Comparison of the Funds — Tax Rules Applicable to the Funds and their Stockholders — Tax Treatment of Options and Futures Transactions.” In addition, in order to obtain ratings of the AMPS from one or more of the NRSROs, a Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of the NRSROs. See “Rating Agency Guidelines” below.

      The following is a description of the options and futures transactions in which each Fund may engage, limitations on the Fund’s use of such transactions and risks associated with these transactions. The investment policies with respect to the hedging transactions of a Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders.

      Writing Covered Call Options. Each Fund is authorized to write (i.e., sell) covered call options with respect to California Municipal Bonds and Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. Each Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. Neither Fund may write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

      Each Fund receives a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. Each Fund may engage in closing transactions in order to terminate outstanding options that it has written.

      Purchase of Options. Each Fund may purchase put options in connection with its hedging activities. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options, or on securities which it intends to purchase. A Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund’s total assets.

      Financial Futures Contracts and Options. Each Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purposes of hedging its investments in California Municipal Bonds and Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts or options. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts.

      The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

      Each Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging California Municipal Bonds and Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates. Each Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S.

Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

      Subject to policies adopted by its Board of Directors, each Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if FAM should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the California Municipal Bonds and Municipal Bonds in which the Fund invests to make such hedging appropriate.

      Over-the-Counter Options. Each Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets (“OTC options”). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC option transactions are two-party contracts with price and terms negotiated by the buyer and seller.

      Restrictions on OTC Options. Each Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Funds are considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that otherwise might be realized.

      Risk Factors in Financial Futures Contracts and Options Thereon.  Use of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, a Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics different from those of the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and California Municipal Bonds and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

      Under regulations of the Commodity Futures Trading Commission, the futures trading activities described herein will not result in a Fund being deemed a “commodity pool,” as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund’s assets committed to margin and option premiums, and (ii) for non-hedging purposes, if, immediately thereafter the sum of the amount of initial margin deposits on the Fund’s existing futures positions and option premiums entered into for non-hedging purposes do not exceed 5% of the market value of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

      When a Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund’s custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

      Although certain risks are involved in options and futures transactions, FAM believes that, because each Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Fund will not subject the Fund to the risks associated with speculation in options and futures transactions.

      The volume of trading in the exchange markets with respect to California Municipal Bonds or Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

      Each Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an option or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

      The liquidity of a secondary market in a financial futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

      If it is not possible to close a financial futures position entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

      The successful use of these transactions also depends on the ability of FAM to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by a Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

Investment Restrictions

      The Funds have identical investment restrictions. The following are fundamental investment restrictions of each Fund and may not be changed without the approval of the holders of a majority of the outstanding shares of Common Stock and the outstanding shares of AMPS and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of AMPS and any other preferred stock, voting separately as a class. For this purpose and under the Investment Company Act, for the Common Stock and AMPS voting together as a single class, “majority” means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock, but for the AMPS voting separately as a single class, “majority” means more than 50% of the outstanding AMPS. Neither Fund may:

1. Make investments for the purpose of exercising control or management.

2. Purchase or sell real estate, commodities or commodity contracts; provided, that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

3. Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act.

4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities.

5. Make loans to other persons, except that the Fund may purchase California Municipal Bonds, Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided, that for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

      For purposes of restriction (6), the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

      Additional investment restrictions adopted by each Fund, which may be changed by the Board of Directors without stockholder approval, provided that neither Fund may:

a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund’s total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund’s total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

c. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

d. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on California Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related California Municipal Bonds and Municipal Bonds.

      If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

      For so long as shares of its AMPS are rated by Moody’s, neither Fund will change these additional investment restrictions unless it receives written confirmation from Moody’s that any such change would not impair the rating then assigned to the shares of AMPS by Moody’s.

      FAM and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) are owned and controlled by Merrill Lynch & Co., Inc. (“ML & Co.”). Because of the affiliation of Merrill Lynch with FAM, each Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Funds to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Funds may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but no assurance can be given that such application will be made and, if made, that such order would be granted.

Rating Agency Guidelines

      Each Fund intends that, so long as shares of its AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody’s and S&P in connection with its receipt of a rating for such shares on or prior to their date of original issue of at least “aaa” from Moody’s and AAA from S&P. Moody’s and S&P, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating AMPS have been developed by Moody’s and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for Moody’s and S&P to issue the above-described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act.

      Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody’s or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary of each Fund, the Board of Directors, without stockholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody’s and S&P that any such change would not impair the ratings then assigned by Moody’s and S&P to the AMPS. See “The Reorganization — Risk Factors and Special Considerations — Ratings Considerations.”

      For so long as any shares of a Fund’s AMPS are rated by Moody’s or S&P, as the case may be, a Fund’s use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

Portfolio Composition

      There are differences in concentration among the types of securities held in the portfolio of each Fund. For California Insured, as of July 31, 2000, approximately 72.91%, 26.12% and 0.97% of the market value of its portfolio was invested in revenue bonds, general obligation bonds, and cash equivalents, respectively. For California Insured V, as of July 31, 2000, approximately 70.72%, 28.14% and 1.14% of the market value of its portfolio was invested in revenue bonds, general obligation bonds, and cash equivalents, respectively.

      Although the investment portfolios of both Funds must satisfy the same standards of credit quality, the actual securities owned by each Fund are different. As a result, there are certain differences in the composition of the two investment portfolios. The tables below set forth ratings information for the California Municipal Bonds and Municipal Bonds held by each Fund, as of a certain date.

  California Insured

      As of July 31, 2000, approximately 95.28% of the market value of California Insured’s portfolio was invested in long-term municipal obligations and approximately 4.72% of the market value of California Insured’s portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of California Insured’s long-term municipal obligation investment portfolio as of July 31, 2000.

		Number of	Value
S&P*	Moody’s*	Issues	(in thousands)	Percent

AAA	Aaa	134	$745,743	96.39%
AA	Aa	5	15,156	1.96
A	A	1	5,811	.75
BBB	Baa	1	6,980	.90

	Total	141	$773,690	100.00%

*	Ratings: Using the higher of S&P’s or Moody’s rating on the Fund’s municipal obligations. S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit IV — “Ratings of Municipal Bonds and Commercial Paper.”

  California Insured V

      As of July 31, 2000, approximately 92.64% of the market value of California Insured V’s portfolio was invested in long-term municipal obligations and approximately 7.36% of the market value of California Insured V’s portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of California Insured V’s long-term municipal obligation investment portfolio as of July 31, 2000.

		Number of	Value
S&P*	Moody’s*	Issues	(in thousands)	Percent

AAA	Aaa	37	$108,603	95.93%
AA	Aa	1	2,561	2.26
A	A	1	2,050	1.81

	Total	39	$113,214	100.00%

*	Ratings: Using the higher of S&P’s or Moody’s rating on the Fund’s municipal obligations. S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit IV — “Ratings of Municipal Bonds and Commercial Paper.”

Portfolio Transactions

      The procedures for engaging in portfolio transactions are the same for each Fund. Subject to policies established by the Board of Directors of each Fund, FAM is primarily responsible for the execution of each Fund’s portfolio transactions. In executing such transactions, FAM seeks to obtain the best results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While FAM generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

      Neither Fund has any obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to FAM, including Merrill Lynch, may receive orders for transactions by a Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by FAM under its investment advisory agreements with the Funds, and the expenses of FAM will not necessarily be reduced as a result of the receipt of such supplemental information.

      Each Fund invests in securities that are primarily traded in the over-the-counter markets, and each Fund normally deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with that Fund as principals in the purchase and sale of securities. Since transactions in the over-the-counter markets usually involve transactions with dealers acting as principals for their own account, the Funds do not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except that, pursuant to an exemptive order obtained by FAM, a Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. An affiliated person of a Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

      The Funds also may purchase tax-exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Funds may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

      The Board of Directors of each Fund has considered the possibility of recapturing for the benefit of the Funds brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fees paid by the Fund to FAM. After considering all factors deemed relevant, the Directors of each Fund made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

      Periodic auctions are conducted for the AMPS of each Fund by the Auction Agent for the Funds. The auctions require the participation of one or more broker-dealers, each of whom enters into an agreement with the Auction Agent. After each auction, the Auction Agent pays a service charge, from funds provided by the issuing Fund, to each broker-dealer at the annual rate of .25%, calculated on the basis of the purchase price of shares of the relevant AMPS placed by such broker-dealer at such auction.

Portfolio Turnover

      Generally, neither Fund purchases securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders. The portfolio turnover rate for each Fund for the fiscal periods indicated is set forth below:

			Period
	Year Ended	Year Ended	March 11, 1998†
	June 30, 2000	June 30, 1999	to June 30, 1998

California Insured	105.22%	82.36%	64.17%

Period
July 23, 1999†
to May 31, 2000

California Insured V	78.42%

      †  Commencement of operations.

Net Asset Value

      The net asset value per share of Common Stock of each Fund is determined as of the close of business (generally, 4:00 p.m., Eastern time) on the last business day in each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to FAM, are accrued daily.

      The California Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, each Fund uses the valuations of portfolio securities furnished by a pricing service approved by its Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. California Municipal Bonds and Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of each Fund under the general supervision of the Board of Directors of the Fund. The Board of Directors of each Fund has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors of each Fund.

      Each Fund determines and makes available for publication weekly the net asset value of its Common Stock. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

Capital Stock

      Each Fund has outstanding both Common Stock and AMPS. The Common Stock of California Insured and the Common Stock of California Insured V are traded on the NYSE. The shares of California Insured Common Stock commenced trading on the NYSE on March 2, 1998. As of August 31, 2000, the net asset value per share of California Insured Common Stock was $          and the market price per share was $          . The shares of California Insured V Common Stock commenced trading on the NYSE on July 26, 1999. As of August 31, 2000, the net asset value per share of California Insured V Common Stock was $ and the market price per share was $          .

      Each Fund is authorized to issue 200,000,000 shares of capital stock, all of which shares initially were classified as Common Stock. The Board of Directors of each Fund is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. In connection with California Insured’s offering of shares of AMPS, California Insured reclassified 3,840 shares of unissued capital stock as AMPS. In connection with the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund III, Inc. and MuniHoldings California Insured Fund IV, Inc. by California Insured, California Insured reclassified an additional 9,800 shares of unissued capital stock as AMPS. Prior to this transaction, California Insured was known as MuniHoldings California Insured Fund II, Inc. and thereafter changed its name to MuniHoldings California Insured Fund, Inc. The name was changed as a result of the reorganization referred to above. In connection with California Insured V’s offering of shares of AMPS, California Insured V reclassified 1,960 shares of its unissued capital stock as AMPS.

  Common Stock

      Holders of each Fund’s Common Stock are entitled to share equally in dividends declared by the Fund’s Board of Directors payable to holders of the Common Stock and in the net assets of the Fund available for distribution to holders of the Common Stock after payment of the preferential amounts payable to holders of any outstanding preferred stock. See “Voting Rights” and “Liquidation Rights of Holders of AMPS” below. Holders of a Fund’s Common Stock do not have preemptive or conversion rights and shares of a Fund’s

Common Stock are not redeemable. The outstanding shares of Common Stock of each Fund are fully paid and nonassessable.

      So long as any shares of a Fund’s AMPS or any other preferred stock are outstanding, holders of the Fund’s Common Stock will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on outstanding shares of the Fund’s AMPS and any other preferred stock have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to such AMPS and any other preferred stock would be at least 200% after giving effect to such distributions.

  Preferred Stock

      The AMPS of each Fund have a similar structure. The AMPS of each Fund are shares of preferred stock of the Fund that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. The AMPS of each Fund have a liquidation preference of $25,000 per share; neither Fund’s AMPS are traded on any stock exchange or over-the-counter. Each Fund’s AMPS can be purchased at an auction or through broker-dealers who maintain a secondary market in the AMPS.

      Auctions generally have been held and will be held every seven days for the AMPS of each Fund, unless the applicable Fund elects, subject to certain limitations, to declare a special dividend period. The following table provides information about the dividend rates for each series of AMPS of each Fund as of a recent auction.

Auction Date	Fund	Series	Dividend Rate

August 14, 2000	California Insured	A	3.50%

August 11, 2000	California Insured	B	3.00%

August 17, 2000	California Insured	C	3.00%

August 16, 2000	California Insured	D	3.39%

August 15, 2000	California Insured	E	3.449%

August 14, 2000	California Insured V	A	2.606%

      Under the Investment Company Act, each Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of a Fund’s preferred stock do not have preemptive rights to purchase any shares of AMPS or any other preferred stock that might be issued. The net asset value per share of a Fund’s AMPS equals its liquidation preference plus accumulated dividends per share.

      The redemption provisions pertaining to the AMPS of each Fund are substantially similar. It is anticipated that shares of AMPS of each Fund will generally be redeemable at the option of the Fund at a price equal to their liquidation preference of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, under certain circumstances, a redemption premium. Shares of AMPS will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain the asset coverage for the AMPS specified by Moody’s and S&P in connection with their issuance of ratings on the AMPS.

  Certain Provisions of the Charter

      Each Fund’s Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving holders of Common Stock of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause by vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A Director elected by all of the holders of capital stock may be removed only by action of such holders, and a Director elected by the holders of AMPS and any other preferred stock may be removed only by action of the holders of AMPS and any other preferred stock.

      In addition, the Charter of each Fund requires the favorable vote of the holders of at least 66 2/3% of all of the Fund’s shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

•	a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,

•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), or

•	a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by stockholders of the Fund, voting as a single class, is required. Such approval, adoption or authorization of the foregoing also would require the favorable vote of at least a majority of the Fund’s shares of preferred stock then entitled to be voted thereon, including the AMPS, voting as a separate class.

      In addition, conversion of a Fund to an open-end investment company would require an amendment to the Fund’s Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the affirmative vote of the holders of at least 66 2/3% of the Fund’s outstanding shares of capital stock (including the AMPS and any other preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Directors fixed in accordance with the by-laws), and the affirmative vote of at least a majority of outstanding shares of preferred stock of a Fund (including the AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption and the Common Stock no longer would be listed on a stock exchange. Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock (including the AMPS) and would require changes in certain of the Fund’s investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

      The Board of Directors of each Fund has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act, are in the best interests of stockholders generally. Reference should be made to the Charter of each Fund on file with the SEC for the full text of these provisions.

Management of the Funds

      Directors and Officers. The Board of Directors of California Insured currently consists of seven persons, five of whom are not “interested persons,” as defined in the Investment Company Act, of either Fund. The Board of Directors of California Insured V currently consists of nine persons, seven of whom are not “interested persons,” as defined in the Investment Company Act, of either Fund. The Directors of each Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and under applicable Maryland law. The Funds have the same slate of officers with a few exceptions. For further information regarding the Directors and officers of each Fund, see “Item 2. Election of Directors” and Exhibit I — “Information Pertaining to Each Fund.”

      Walter C. O’Connor serves as the portfolio manager for California Insured. Mr. O’Connor and Robert A. DiMella serve as the portfolio managers for California Insured V. Mr. O’Connor will serve as the portfolio manager of the Combined Fund after the Reorganization. The portfolio managers are primarily responsible for the management of the applicable Fund’s portfolio. Biographical information with respect to Messrs. O’Connor and DiMella is contained in Exhibit I — “Information Pertaining to Each Fund.”

      Management and Advisory Arrangements. FAM, which is owned and controlled by ML & Co., serves as the investment adviser for each Fund pursuant to separate investment advisory agreements that, except for their termination dates, are identical. FAM provides each Fund with the same investment advisory and management services. FAM and its affiliates act as the investment adviser to more than 100 registered investment companies and offer services to individuals and institutional accounts. As of September 2000, FAM and its affiliates had a total of approximately $571 billion in investment company and other portfolio assets under management (approximately $38.5 billion of which were invested in municipal securities). FAM is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

      Each Fund’s investment advisory agreement with FAM provides that, subject to the supervision of the Board of Directors of the Fund, FAM is responsible for the actual management of the Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security for each Fund rests with FAM, subject to review by the Board of Directors of the Fund.

      FAM provides the portfolio management for each Fund. Such portfolio management considers analyses from various sources (including brokerage firms with which each Fund does business), makes the necessary investment decisions, and places orders for transactions accordingly. FAM also is responsible for the performance of certain administrative and management services for each Fund.

      For the services provided by FAM under each Fund’s investment advisory agreement, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund’s average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including assets acquired from the sale of preferred stock, minus the sum of accrued liabilities of the Fund and accumulated dividends on its shares of preferred stock). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

      Each Fund’s investment advisory agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of FAM or any of its affiliates. Each Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, listing fees, taxes, costs of printing proxies, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, fees and expenses with respect to the issuance of AMPS, SEC fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. FAM provides accounting services to each Fund, and each Fund reimburses FAM for its respective costs in connection with such services.

      Unless earlier terminated as described below, the investment advisory agreement between each Fund and FAM will continue from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund’s Common Stock and AMPS, voting together as a single class, and (b) by a majority of the Directors of the Fund who are not parties to such contract or “interested persons,” as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

      Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which FAM or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by FAM for a Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by FAM (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

Code of Ethics

      The Board of Directors of each Fund has approved the same Code of Ethics under Rule 17j-l of the Investment Company Act that covers the Funds and FAM. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by each Fund.

Voting Rights

      Voting rights are identical for the holders of shares of each Fund’s Common Stock. Holders of each Fund’s Common Stock are entitled to one vote for each share held by them and will vote with the holders of any outstanding shares of the Fund’s AMPS or other preferred stock on each matter submitted to a vote of holders of Common Stock, except as set forth below.

      Voting rights of the holders of each Fund’s AMPS are identical. Except as otherwise indicated below, and except as otherwise required by applicable law, holders of shares of a Fund’s AMPS will be entitled to one vote per share on each matter submitted to a vote of the Fund’s stockholders and will vote together with the holders of shares of the Fund’s Common Stock as a single class.

      The shares of each Fund’s Common Stock, AMPS and any other preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund’s Common Stock, AMPS and any other preferred stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of a Fund’s Common Stock, AMPS and any other preferred stock will not be able to elect any of such Directors.

      In connection with the election of a Fund’s Directors, holders of shares of a Fund’s AMPS, voting separately as a class, shall be entitled at all times to elect two of the Fund’s Directors, and the remaining Directors will be elected by holders of shares of the Fund’s Common Stock and shares of the Fund’s AMPS and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of a Fund’s AMPS shall be unpaid in an amount equal to at least two full years’ dividends thereon or if at any time holders of any shares of a Fund’s preferred stock are entitled, together with the holders of shares of the Fund’s AMPS, to elect a majority of the Directors of the Fund under the Investment Company Act, then the number of Directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of AMPS and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of shares of the Fund’s AMPS and any other preferred stock, voting separately as a class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred stock for all past dividend periods, the additional voting rights of the holders of shares of AMPS and any other preferred stock as described above shall cease, and the terms of office of all of the additional Directors elected by the holders of shares of AMPS and any other preferred stock (but not of the Directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two Directors the holders of shares of AMPS and any other preferred stock have the right to elect in any event) will terminate automatically.

      The affirmative vote of the holders of a majority of the outstanding shares of a Fund’s AMPS, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation, (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock, (iii) approve any plan of reorganization adversely affecting such AMPS or (iv) take any action to change a Fund’s investment policies requiring a vote of stockholders under Section 13(a) of the Investment Company Act.

Stockholder Inquiries

      Stockholder inquiries with respect to either Fund may be addressed to such Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Joint Proxy Statement and Prospectus.

Dividends and Distributions

      The Funds’ current policies with respect to dividends and distributions relating to shares of their Common Stock are identical. Each Fund intends to distribute dividends equal to all or a portion of its net investment income monthly to holders of a Fund’s Common Stock. Monthly distributions to holders of a Fund’s Common Stock normally consist of all or a portion of its net investment income remaining after the payment of dividends (and any Additional Distribution) on the Fund’s AMPS. A Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of dividends to holders of Common Stock. As a result, the dividend paid by a Fund to holders of its Common Stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. For Federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each year. All net realized long-term or short-term capital gains, if any, are distributed pro rata at least annually to holders of shares of a Fund’s Common Stock and AMPS. While any shares of a Fund’s AMPS are outstanding, the Fund may not declare any cash dividend or other distribution on the Fund’s Common Stock, unless at the time of such declaration (1) all accumulated dividends on the Fund’s AMPS, including any Additional Distribution, have been paid, and (2) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the Fund’s outstanding shares of AMPS. If a Fund’s ability to make distributions on its Common Stock is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification under Federal income tax law for taxation as a regulated investment company, which would have adverse tax consequences for stockholders. See “Comparison of the Funds — Tax Rules Applicable to the Funds and their Stockholders.”

      Similarly, the Funds’ current policies with respect to dividends and distributions on shares of their AMPS are identical. The holders of shares of a Fund’s AMPS are entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on a Fund’s shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund’s Common Stock, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund’s investments. Dividends for each Fund’s AMPS are paid through The Depository Trust Company (“DTC”) (or a successor securities depository) on each dividend payment date. DTC’s normal procedures now provide for it to distribute dividends in same-day funds to agent members, who in turn are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. Prior to each dividend payment date, the relevant Fund is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. Neither Fund intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on the shares of a Fund’s AMPS which may be in arrears.

      Dividends paid by each Fund, to the extent paid from tax-exempt income earned on California Municipal Bonds, are exempt from Federal and California income taxes, subject to the possible application of the Federal alternative minimum tax. However, each Fund is required to allocate net capital gains and other income subject to regular Federal and California income taxes, if any, proportionately between shares of its Common Stock and shares of its AMPS in accordance with the current position of the IRS described herein. See “Tax Rules Applicable to the Funds and their Stockholders” below. Each Fund notifies the Auction Agent of the amount of any net capital gains or other taxable income to be included in any dividend on shares of AMPS prior to the auction establishing the applicable rate for such dividend. The Auction Agent in turn notifies each broker-dealer whenever it receives any such notice from a Fund, and each broker-dealer then notifies its customers who are holders of the Fund’s AMPS. Each Fund also may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of taxable income allocable to shares of a Fund’s AMPS will depend upon the amount of such income realized by the Fund and other factors, but generally is not expected to be significant.

      For information concerning the manner in which dividends and distributions to holders of each Fund’s Common Stock may be reinvested automatically in shares of the Fund’s Common Stock, see “Automatic Dividend Reinvestment Plan” below. Dividends and distributions will be subject to the tax treatment discussed below, whether they are reinvested in shares of a Fund or received in cash.

      If either Fund retroactively allocates any net capital gains or other income subject to regular Federal and California income taxes to shares of its AMPS without having given advance notice thereof as described above, which only may happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of its AMPS or the liquidation of the Fund, such Fund will make certain payments to holders of shares of its AMPS to which such allocation was made to offset substantially the tax effect thereof. In no other instances will the Fund be required to make payments to holders of shares of its AMPS to offset the tax effect of any reallocation of net capital gains or other taxable income.

Automatic Dividend Reinvestment Plan

      Pursuant to each Fund’s Automatic Dividend Reinvestment Plan (each, a “Plan”), unless a holder of a Fund’s Common Stock elects otherwise, all dividend distributions are automatically reinvested by BONY, as agent for California Insured stockholders in administering the Plan, or State Street, as agent for California Insured V stockholders in administering the Plan (each, a “Plan Agent”), in additional shares of a Fund’s Common Stock. BONY will be the Plan Agent for the Combined Fund after the Reorganization. Holders of a Fund’s Common Stock who elect not to participate in the Plan receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by BONY or State Street, as applicable, as dividend paying agent. Such stockholders may elect not to participate in a Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to BONY or State Street, as applicable, as dividend paying agent, at the addresses set forth below. Participation in each Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the applicable Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or capital gains distribution.

      Whenever a Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in a Plan receive cash, and participants in the Plan receive the equivalent in shares of the Fund’s Common Stock. The shares are acquired by the applicable Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of the Fund’s Common Stock from the Fund (“newly-issued shares”) or (ii) by purchase of outstanding shares of the Fund’s Common Stock on the open market (“open-market purchases”), on the NYSE or elsewhere. If on the payment date for the dividend the net asset value per share of the Fund’s Common Stock is equal to or less than the market price per share of the Fund’s Common Stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the applicable Plan Agent invests the dividend amount in newly-issued shares on behalf of the participant. The number of newly-issued shares of the Fund’s Common Stock to be credited to the participant’s account is determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then-current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as “market discount”), the applicable Plan Agent invests the dividend amount in shares acquired on behalf of the participant in open-market purchases.

      In the event of a market discount on the dividend payment date, the applicable Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. Each Fund intends to pay monthly income dividends. Therefore, the period during which open-market purchases can be made exists only from the payment date on the dividend through the date before the next “ex-dividend” date, which typically is approximately ten days. If, before the applicable Plan Agent has completed its open-market purchases, the market price of a share of a Fund’s Common Stock exceeds the net asset value per share, the average per share purchase price paid by the applicable Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly-issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, each Plan provides that if the applicable Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the applicable Plan Agent ceases making open-market purchases and invests the uninvested portion of the dividend amount in newly-issued shares at the close of business on the last purchase date.

      The applicable Plan Agent maintains all stockholders’ accounts in a Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant are held by the applicable Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy includes those shares purchased or received pursuant to a Plan. The applicable Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to a Plan in accordance with the instructions of the participants.

      In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the applicable Plan Agent will administer a Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in that Plan.

      There are no brokerage charges with respect to shares issued directly by either Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the applicable Plan Agent’s open-market purchases in connection with the reinvestment of dividends.

      The automatic reinvestment of dividends and distributions does not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Comparison of the Funds — Tax Rules Applicable to the Funds and their Stockholders.”

      Stockholders participating in a Plan may receive benefits not available to stockholders not participating in a Plan. If the market price (plus commissions) of a Fund’s shares of Common Stock is higher than the net asset value of such shares, participants in a Plan receive shares of the Fund’s Common Stock at less than they otherwise could purchase them and have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is lower than the net asset value of such shares, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions of shares at prices below the net asset value. Also, since the Funds normally do not redeem their shares, the price on resale may be more or less than the net asset value. See “Comparison of the Funds — Tax Rules Applicable to the Funds and their Stockholders” for a discussion of the tax consequences of the Plan.

      Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in a Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

      After the Reorganization, a holder of shares of California Insured V who has elected to receive dividends in cash will continue to receive dividends in cash; all other holders will have their dividends automatically reinvested in shares of the combined fund. However, if a stockholder owns shares in California Insured V and in California Insured, after the Reorganization, the stockholder’s election with respect to the dividends of California Insured will control unless the stockholder specifically elects a different option at that time. Following the Reorganization, all correspondence should be directed to the Plan Agent of California Insured, The Bank of New York, at 101 Barclay Street, New York, New York 10286.

Mutual Fund Investment Option

      A holder of Common Stock of either Fund, who purchased his or her shares through Merrill Lynch in the Fund’s initial public offering, has the right to reinvest the net proceeds from a sale of such shares in Class D shares of certain Merrill Lynch-sponsored open-end funds without the imposition of an initial sales charge, if certain conditions are satisfied. A holder of California Insured V Common Stock who qualifies for this option will have the same option with respect to the shares of California Insured Common Stock received in the Reorganization.

Liquidation Rights of Holders of AMPS

      Upon any liquidation, dissolution or winding up of either Fund, whether voluntary or involuntary, the holders of shares of the Fund’s AMPS will be entitled to receive, out of the assets of the Fund available for distribution to stockholders, before any distribution or payment is made upon any shares of the Fund’s Common Stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation to AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for any additional dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment on the AMPS and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of shares of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of shares of a Fund’s AMPS will not be entitled to any further participation in any distribution of assets by the Fund except for any additional dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.

Tax Rules Applicable to the Funds and their Stockholders

      The tax consequences of investing in shares of Common Stock or AMPS of each Fund are identical. The Funds have elected and qualified for the special tax treatment afforded RICs under the Code. California Insured intends to continue to so qualify after the Reorganization. As a result, in any taxable year in which they distribute an amount equal to at least 90% of taxable net income and 90% of tax-exempt net income (see below), the Funds (but not their stockholders) are not subject to Federal income tax to the extent that they distribute their net investment income and net realized capital gains. In all taxable years through the taxable year of the Reorganization, each Fund has distributed substantially all of its income. California Insured intends to continue to distribute substantially all of its income following the Reorganization.

      Each Fund is qualified to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section, if, at the close of each quarter of its taxable year, at least 50% of the value of a Fund’s total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund is qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated by a Fund as exempt-interest dividends in a written notice mailed to stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to a Fund’s stockholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they are excludable from a stockholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security benefits and railroad retirement benefits subject to Federal income taxes. A tax adviser should be consulted with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a stockholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds from an issue of “industrial development bonds” or “private activity bonds,” if any, held by a Fund.

      So long as, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of a Fund’s total assets consists of California Municipal Bonds, the portion of exempt-interest dividends paid from interest received by a Fund from California Municipal Bonds also will be exempt from California personal income tax. However, exempt-interest dividends paid to a corporate shareholder subject to California state franchise tax will not be exempt from California taxation. Shareholders subject to income taxation by states other than California will realize a lower after-tax rate of return than California shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. Each Fund will inform shareholders annually as to the portion of each Fund’s distributions that constitutes exempt-interest dividends and the portion that is exempt from California income taxes. Interest on indebtedness incurred or continued to purchase or carry a Fund’s shares is not deductible for Federal or California income tax purposes to the extent attributable to exempt-interest dividends.

      The IRS, in a revenue ruling, held that certain AMPS would be treated as stock for Federal income tax purposes. The terms of the currently outstanding AMPS of each Fund, as well as the Series B AMPS to be issued by California Insured, are substantially similar, but not identical, to the AMPS discussed in the revenue ruling. In the opinion of Brown & Wood LLP, counsel to each Fund, the shares of each Fund’s currently outstanding AMPS, as well as the Series B AMPS to be issued by California Insured, constitute stock, and distributions with respect to shares of such AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, the IRS could take a contrary position, asserting, for example, that the shares of AMPS constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply to holders of shares of AMPS. Instead, distributions by each Fund to holders of shares of its AMPS would constitute interest, whether or not they exceed the earnings and profits of the Fund, would be included in full in the income of the recipient and taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

      To the extent that a Fund’s distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses (“ordinary income dividends”), such distributions are considered taxable ordinary income for Federal and California income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options (“capital gain dividends”) are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares and for California income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Certain categories of capital gains are taxable at different rates for Federal income tax purposes. Generally not later than 60 days after the close of its taxable year, a Fund provides its stockholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction for corporations under the Code.

      A loss realized on a sale or exchange of shares of a Fund is disallowed if other Fund shares are acquired (whether under the Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      All or a portion of a Fund’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Any loss upon the sale or exchange of Fund shares held for six months or less is treated as long-term capital loss to the extent of capital gain dividends received by the stockholder. In addition, such loss is disallowed to the extent of any exempt-interest dividends received by the stockholder. Distributions in excess of a Fund’s earnings and profits first will reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If a Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend is treated for tax purposes as paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

      The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares it may designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income, including exempt-interest dividends and capital gain dividends. A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when Common Stock and one or more series of AMPS are outstanding, each Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with each class’s proportionate share of such income. After the Reorganization, California Insured will, likewise, so designate distributions with respect to its Common Stock and its AMPS, Series A, Series B, Series C, Series D and Series E. Each Fund may notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on shares of its AMPS prior to the auction establishing the applicable rate for such dividend. Except for the portion of any dividend that a Fund informs the Auction Agent will be treated as capital gains or other taxable income, the dividends paid on the shares of AMPS constitute exempt-interest dividends. Alternatively, each Fund may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of net capital gains and ordinary income allocable to shares of a Fund’s AMPS (the “taxable distribution”) depends upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on shares of its Common Stock and shares of its AMPS during a taxable year, but the taxable distribution generally is not significant.

      In the opinion of Brown & Wood LLP, counsel to each Fund, under current law the manner in which each Fund allocates, and California Insured will allocate, items of tax-exempt income, net capital gains, and other taxable income, if any, among shares of Common Stock and outstanding AMPS (including, for California Insured, its Series A, Series B, Series C, Series D and Series E AMPS) will be respected for Federal income tax purposes. However, the tax treatment of additional dividends may affect a Fund’s calculation of each class’s allocable share of capital gains and other taxable income. In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether a Fund’s method for allocating tax-exempt income, net capital gains and other taxable income among shares of Common Stock and the outstanding series of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel’s opinion and attempt to reallocate a Fund’s net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by a Fund as exempt-interest dividends to holders of shares of its AMPS could be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, a Fund is not required to make payments to the affected stockholders to offset the tax effect of such reallocation. In addition, a reallocation could cause a Fund to be liable for income tax and excise tax on all reallocated taxable income. Brown & Wood LLP has advised each Fund that, in its opinion, if the IRS were to challenge in court a Fund’s allocations of income and gain, the IRS would be unlikely to prevail. The opinion of Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or the courts.

      The Code requires a RIC to pay a nondeductible 4% excise tax to the extent it does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally does not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

      The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on “private activity bonds” issued after August 7, 1986. “Private activity bonds” are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference” which could subject investors in such bonds, including stockholders of the Funds, to an increased Federal alternative minimum tax. Each Fund purchases such “private activity bonds” and reports to stockholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund is included in adjusted current earnings, a corporate stockholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by such Fund.

      The Funds may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments (“nontraditional instruments”). These instruments may be subject to special tax rules under which a Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

      If at any time when shares of AMPS are outstanding a Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See “Dividends and Distributions.” This may prevent such Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC. If a Fund were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable to stockholders for Federal and California income tax purposes. Upon any failure to meet the asset coverage requirements of the Investment Company Act, a Fund, in its sole discretion, may redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. No assurance can be given, however, that any such action would achieve such objectives.

      As noted above, a Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that each Fund has issued and that the Combined Fund may issue may raise a question as to whether distributions on such preferred stock are “preferential” under the Code and, therefore, not eligible for the dividends paid deduction. Counsel has advised the Funds that the outstanding preferred stock and the preferred stock to be issued by California Insured will not result in the payment of a preferential dividend. If a Fund ultimately relies solely on a legal opinion when it issues such preferred stock, no assurance can be given that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends the Funds paid on the preferred stock, the Funds could be disqualified as RICs. In this case, dividends paid by the Funds on the Common Stock and the AMPS would not be exempt from Federal income tax. Additionally, the Funds would be subject to a Federal alternative minimum tax.

      Under certain circumstances when a Fund is required to allocate taxable income to the AMPS, it will pay Additional Distributions to holders of shares of AMPS. The Federal income tax consequences of Additional Distributions under existing law are uncertain. The Funds treat and California Insured intends to continue to treat a holder as receiving a dividend distribution in the amount of any Additional Distribution only as and when such Additional Distribution is paid. An Additional Distribution generally is designated by a Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Distribution is a taxable dividend either in the taxable year for which the allocation of taxable income is made or in the taxable year in which the Additional Distribution is paid.

      The value of shares acquired pursuant to a Fund’s Plan is generally excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when a Fund’s shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the stockholders, including stockholders who do not participate in the Fund’s Plan. Thus, stockholders who do not participate in the Plan, as well as Plan participants, might be required to report as ordinary income a portion of their distributions equal to the allocable share of the discount.

      Under certain provisions of the Code, some stockholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such stockholder is not otherwise subject to backup withholding.

      Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities are subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

      The Code provides that every stockholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Funds) during the taxable year.

      Tax Treatment of Options and Futures Transactions. Each Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. Each Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and financial futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by a Fund may alter the timing and character of distributions to stockholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

      Code Section 1092, which applies to certain “straddles,” may affect the taxation of a Fund’s sales of securities and transactions in financial futures contracts and related options. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations and California income tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and the California income and corporate franchise tax laws. The Code and the Treasury regulations, as well as the California income and corporation franchise tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

      Stockholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in a Fund.

AGREEMENT AND PLAN OF REORGANIZATION

General

      Under the Agreement and Plan (attached hereto as Exhibit II), California Insured will acquire substantially all of the assets, and will assume substantially all of the liabilities, of California Insured V, in exchange solely for shares of an equal aggregate value of California Insured Common Stock and California Insured Series B AMPS to be issued by California Insured. The shares of California Insured Common Stock issued to California Insured V by California Insured will have an aggregate net asset value equal to the aggregate net asset value of the outstanding shares of California Insured V Common Stock (except that cash will be paid in lieu of any fractional shares). The shares of California Insured Series B AMPS issued to California Insured V by California Insured will have an aggregate liquidation preference and value equal to the aggregate liquidation preference and value of the outstanding California Insured V AMPS. Upon receipt by California Insured V of such shares, California Insured V will (i) distribute pro rata the shares of California Insured Common Stock to the holders of California Insured V Common Stock in exchange for their shares of California Insured V Common Stock and (ii) distribute pro rata the shares of California Insured Series B AMPS to the holders of California Insured V AMPS in exchange for their California Insured V AMPS. Prior to the transfer of substantially all of the assets and substantially all of the liabilities of California Insured V to California Insured, California Insured will file Articles of Amendment to the Articles Supplementary creating additional shares of California Insured Series B AMPS with the State Department of Assessments and Taxation of Maryland (the “Maryland Department”). As soon as practicable after the effective date for the transfer of substantially all of the assets and substantially all of the liabilities of California Insured V to California Insured (the “Exchange Date”), California Insured V will file Articles of Dissolution with the Maryland Department to effect the formal dissolution of such Fund, and will dissolve.

      As set forth above, California Insured V will distribute pro rata the shares of California Insured Common Stock and the shares of California Insured Series B AMPS received by it to the holders of record of California Insured V Common Stock and California Insured V AMPS, as applicable, in exchange for such stockholders’ shares in California Insured V. Such distribution will be accomplished by opening new accounts on the books of California Insured in the names of the holders of California Insured V Common Stock and of California Insured V AMPS and transferring to those stockholder accounts the California Insured Common Stock or California Insured AMPS previously credited on those books to the accounts of California Insured V. Each newly-opened account on the books of California Insured for the previous holders of Common Stock of California Insured V would represent the respective pro rata number of shares of California Insured Common Stock (rounded down, in the case of fractional shares, to the next largest number of whole shares) due such holder of Common Stock. No fractional shares of California Insured Common Stock will be issued. In lieu thereof, California Insured’s transfer agent, BONY, will aggregate all fractional shares of California Insured Common Stock and sell the resulting whole shares on the NYSE for the account of all holders of fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Common Stock certificates of California Insured V. Similarly, each newly-opened account on the books of California Insured for the previous holders of AMPS of California Insured V would represent the respective pro rata number of shares of California Insured Series B AMPS due such holder of AMPS. See “Surrender and Exchange of Stock Certificates” below for a description of the procedures to be followed by the stockholders of California Insured V to obtain their California Insured Common Stock (and cash in lieu of fractional shares, if any). Because AMPS are held in “street name” by The Depository Trust Company, all transfers are accomplished by book entry.

      Accordingly, as a result of the Reorganization, each holder of California Insured V Common Stock would own shares of California Insured Common Stock that (except for cash payments received in lieu of fractional shares) would have an aggregate net asset value immediately after the Exchange Date equal to the aggregate net asset value of that stockholder’s Common Stock immediately prior to the Exchange Date. Since the California Insured Common Stock would be issued at net asset value and the shares of California Insured V Common Stock would be valued at net asset value for the purposes of the exchange, the holders of Common Stock of each Fund will not be diluted as a result of the Reorganization. Similarly, since the California Insured Series B AMPS would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the AMPS of California Insured V, holders of AMPS of each Fund will not be diluted as result of the Reorganization. However, as a result of the Reorganization, a stockholder of either Fund likely will hold a reduced percentage of ownership in the Combined Fund after the Reorganization than he or she did in either of the constituent Funds.

Procedure

      At a meeting of the Board of Directors of each Fund, the Board of Directors of each Fund, including all of the Directors who are not “interested persons,” as defined in the Investment Company Act, of the applicable Fund, unanimously approved the Agreement and Plan. The Board of Directors of California Insured unanimously approved the submission of the Agreement and Plan to the holders of California Insured AMPS for approval as described herein. The Board of Directors of California Insured V unanimously approved the submission of the Agreement and Plan to the holders of California Insured V Common Stock and California Insured V AMPS for approval as described herein.

      Also, the Board of Directors of California Insured approved the issuance of additional shares of California Insured Common Stock and the filing of Articles of Amendment to the Articles Supplementary creating additional shares of California Insured Series B AMPS to be distributed to holders of California Insured V AMPS as part of the Reorganization.

      As a result of such Board approvals, the Funds have jointly filed this Joint Proxy Statement and Prospectus with the SEC soliciting the vote of the holders of Common Stock and AMPS of California Insured V and the vote of the holders of California Insured AMPS to approve the Reorganization. If stockholders of California Insured V and the holders of California Insured AMPS approve the Reorganization, the Reorganization will take place as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the IRS concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan or an opinion of counsel to the same effect.

      The Board of Directors of California Insured recommends that the holders of California Insured AMPS approve the Agreement and Plan. The Board of Directors of California Insured V recommends that the holders of California Insured V Common Stock and California Insured V AMPS approve the Agreement and Plan.

Terms of the Agreement and Plan of Reorganization

      The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit II.

      Valuation of Assets and Liabilities. The respective assets of each Fund will be valued on the business day prior to the Exchange Date (the “Valuation Date”). The valuation procedures are the same for both Funds: the net asset value per share of the Common Stock of each Fund will be determined as of the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Valuation Date. For the purpose of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of

AMPS of the issuing Fund is divided by the total number of shares of Common Stock of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to FAM, will accrue on the Valuation Date.

      The California Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value on the Valuation Date, each Fund will use the valuations of portfolio securities furnished by a pricing service approved by the Boards of Directors of the Funds. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. California Municipal Bonds and Municipal Bonds for which quotations are not readily available will be valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Boards of Directors of the Funds have determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in financial futures contracts will be valued on the Valuation Date at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, will be valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

      Distribution of California Insured Common Stock and California Insured Series B AMPS. On the Exchange Date, California Insured will issue to California Insured V a number of shares of California Insured Common Stock the aggregate net asset value of which will equal the aggregate net asset value of shares of Common Stock of California Insured V on the Valuation Date. Each holder of California Insured V Common Stock will receive the number of shares of California Insured Common Stock corresponding to his or her proportionate interest in the aggregate net asset value of the California Insured V Common Stock. On the Exchange Date, California Insured also will issue to California Insured V a number of shares of California Insured Series B AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of California Insured V AMPS on the Valuation Date. Each holder of AMPS of California Insured V will receive the number of shares of California Insured Series B AMPS corresponding to his or her proportionate interest in the aggregate liquidation preference and value of the California Insured V AMPS.

      No sales charge or fee of any kind will be charged to stockholders of California Insured V in connection with their receipt of California Insured Common Stock or California Insured Series B AMPS in the Reorganization. The California Insured V AMPS are auctioned on Friday. The California Insured Series B AMPS are auctioned Friday. The auction procedures for all of the AMPS are substantially the same. As a result of the Reorganization, the last dividend period for the AMPS of California Insured V prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

      Expenses. The expenses of the Reorganization that are directly attributable to California Insured V and the conduct of its business will be deducted from the assets of California Insured V as of the Valuation Date. These expenses are expected to include (i) the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting for California Insured V, (ii) the expenses related to the solicitation of proxies from stockholders of California Insured V to be voted at that Meeting, and (iii) a portion of the expenses of printing the N-14 Registration Statement. The expenses of the Reorganization, including expenses incurred in connection with obtaining the IRS private letter ruling, the preparation of the Agreement and Plan, as well as SEC registration fees and legal and audit fees, will be borne equally by the Funds. The expenses of the Reorganization attributable to California Insured V are currently estimated to be $92,000. The expenses of the Reorganization that are directly attributable to California Insured and the conduct of its business will be deducted from the assets of California Insured as of the Valuation Date. These expenses are expected to include: (a) the fees, if any, of the rating agencies with respect to the California Insured Series B AMPS, (b) the costs of printing stock certificates for the shares to be issued by California Insured to California Insured V as part of the Reorganization and (c)(i) the expenses of preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting for California Insured, (ii) the expenses related to the solicitation of proxies to be voted at that Meeting, and (iii) a portion of the expenses of printing the N-14 Registration Statement. The expenses of the Reorganization attributable to California Insured are currently estimated to be $118,000.

      Required Approvals. Under the Articles of Incorporation of each Fund (as amended to date and including Articles Supplementary establishing the powers, rights and preferences of the AMPS of each Fund), relevant Maryland law and the rules of the NYSE, stockholder approval of the Agreement and Plan requires (i) the affirmative vote of holders of California Insured V representing more than 50% of (a) the outstanding Common Stock and AMPS of California Insured V, voting together as a single class, and (b) the outstanding shares of AMPS of California Insured V, voting as a separate class, and (ii) the affirmative vote of holders of California Insured AMPS, representing more than 50% of the outstanding shares of California Insured AMPS, voting as a separate class. The vote of the holders of California Insured Common Stock is not required with respect to the approval of the Agreement and Plan (Item 1). Because of the requirement that the Agreement and Plan be approved by the stockholders of both Funds as set forth above, the Reorganization will not take place if the applicable stockholders of either Fund do not approve the Agreement and Plan.

      Deregistration and Dissolution. Following the transfer of substantially all of the assets and substantially all of the liabilities of California Insured V to California Insured and the distribution of shares of California Insured Common Stock and California Insured Series B AMPS to stockholders of California Insured V, in accordance with the foregoing, California Insured V will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

      Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the stockholders of each Fund as described herein, a favorable IRS ruling or an opinion of counsel being received with respect to certain tax matters, an opinion of counsel as to securities matters being received and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

      Postponement, Termination. Under the Agreement and Plan, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the stockholders of its respective Fund to do so. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of either Fund) prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of both Funds and (ii) by the Board of Directors of either Fund if any condition to that Fund’s obligations set forth in the Agreement and Plan has not been fulfilled or waived by such Board.

Potential Benefits to Holders of Common Stock of the Funds as a Result of the Reorganization

      In approving the Reorganization, the Board of Directors of each Fund identified certain benefits that are likely to result from the Reorganization, including lower aggregate operating expenses per share of Common Stock for the Combined Fund, greater efficiency and flexibility in portfolio management and a more liquid trading market for the shares of Common Stock of the Combined Fund. Following the Reorganization, California Insured V stockholders will remain invested in a closed-end fund that has investment objectives and policies substantially similar to those of California Insured V. The Boards also considered the possible risks and costs of combining the Funds, and examined the relative credit strength, maturity characteristics, mix of type and purpose, and yield of the Funds’ portfolios of California Municipal Bonds and Municipal Bonds and the costs involved in a transaction such as the Reorganization. The Board of Directors of each Fund noted the many similarities between the Funds, including their substantially similar investment objectives and investment policies, their use of substantially the same management personnel and their similar portfolios of California Municipal Bonds and Municipal Bonds. The Board of Directors of each Fund also considered the relative tax positions of each of the Fund’s portfolios.

      In the past, FAM has voluntarily waived a portion of its advisory fee and reimbursed certain other expenses with respect to each Fund. FAM no longer does so with respect to California Insured. It is not anticipated that FAM will continue such advisory fee waiver or expense reimbursement with respect to California Insured V on an ongoing basis or with respect to the Combined Fund after the Reorganization.

      The surviving fund that would result from the Reorganization would have a larger asset base than either of the Funds has currently. Based on data presented by FAM, the Board of each Fund believes that administrative expenses for a larger Combined Fund are likely to be less than the aggregate expenses for each Fund, resulting in a lower expense ratio for common stockholders of the Combined Fund and higher earnings per common share. In particular, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses will be spread across a larger asset base, thereby lowering the expense ratio for the Combined Fund. To illustrate the potential economies of scale, the table below sets forth the total annualized operating expense ratio of each Fund and the Combined Fund based on the pro forma net assets of the Combined Fund, both excluding and including assets attributable to AMPS, as of July 31, 2000.

	Total Annualized		Total Annualized
	Operating	Net Assets,	Operating		Net
	Expense Ratio,	excluding	Expense Ratio,		Assets, including
	excluding	AMPS, as of	including		AMPS, as of
	AMPS*	July 31, 2000	AMPS*		July 31, 2000

California Insured	1.23%	$478,900,689	0.72%		$819,900,689

California Insured V	1.38%**	$74,612,898	0.83	%***	$123,612,898

Combined Fund	1.19%	$553,513,587	0.70%		$943,513,587

*	Excluding any advisory fee waiver and expense reimbursement.

**	Including voluntary fee waiver and expense reimbursement, the total annualized operating expense ratio for California Insured V would have been 1.14%.

***	Including voluntary fee waiver and expense reimbursement, the total annualized operating expense ratio for California Insured V would have been 0.69%.

      Management projections estimate that California Insured will have net assets of approximately $944 million, including assets attributable to AMPS, upon completion of the Reorganization. A larger asset base should provide benefits in portfolio management. After the Reorganization, California Insured may be able to purchase larger amounts of California Municipal Bonds and Municipal Bonds at more favorable prices than could either Fund separately and, with this greater purchasing power, request improvements in the terms of the California Municipal Bonds and Municipal Bonds (e.g., added indenture provisions covering call protection, sinking funds and audits for the benefit of large holders) prior to purchase.

      Based on the foregoing, the Board of Directors of each Fund concluded that the Reorganization is in the best interests of the stockholders of each Fund because the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the potential benefits discussed above.

      In approving the Reorganization, the Board of Directors of each Fund determined that the Reorganization is in the best interests of that Fund and, with respect to net asset value and liquidation preference, that the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization. Although the Reorganization is expected to result in a reduction in net asset value per share of the Combined Fund after the Reorganization of approximately $0.003 for California Insured and $0.02 for California Insured V as a result of the estimated costs of the Reorganization, management of each Fund advised its Board of Directors that it expects that such costs would be recovered within approximately three months to one year after the Exchange Date due to the anticipated decrease in the operating expense ratio of the Combined Fund.

      It is not anticipated that the Reorganization directly would benefit the holders of shares of AMPS of either Fund; however, the Reorganization will not adversely affect the holders of shares of AMPS of either

Fund and the expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.

Surrender and Exchange of Stock Certificates

      After the Exchange Date, each holder of an outstanding certificate or certificates formerly representing shares of California Insured V Common Stock will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of shares of California Insured Common Stock distributable with respect to such holder’s shares of California Insured V Common Stock, together with cash in lieu of any fractional shares of California Insured Common Stock. Promptly after the Exchange Date, the transfer agent for the California Insured Common Stock will mail to each holder of certificates formerly representing shares of California Insured V Common Stock a letter of transmittal for use in surrendering his or her certificates for certificates representing shares of California Insured Common Stock and cash in lieu of any fractional shares of California Insured Common Stock.

      Shares of AMPS are held in “street name” by The Depository Trust Company, and all transfers will be accomplished by book entry. Surrender of physical certificates for AMPS is not required.

If prior to Reorganization you held:	After the Reorganization, you will hold:

California Insured Common Stock	California Insured Common Stock
California Insured Series A AMPS	California Insured Series A AMPS
California Insured Series B AMPS	California Insured Series B AMPS
California Insured Series C AMPS	California Insured Series C AMPS
California Insured Series D AMPS	California Insured Series D AMPS
California Insured Series E AMPS	California Insured Series E AMPS
California Insured V Common Stock	California Insured Common Stock
California Insured V Series A AMPS	California Insured Series B AMPS

      Please do not send in any stock certificates at this time. Upon consummation of the Reorganization, holders of California Insured V Common Stock will be furnished with instructions for exchanging their stock certificates for California Insured stock certificates and, if applicable, cash in lieu of fractional shares of California Insured Common Stock.

      From and after the Exchange Date, certificates formerly representing shares of California Insured V Common Stock will be deemed for all purposes to evidence ownership of the number of full shares of California Insured Common Stock distributable with respect to the shares of California Insured V held before the Reorganization as described above and as shown in the table above, provided that, until such stock certificates have been so surrendered, no dividends payable to the holders of record of California Insured V Common Stock as of any date subsequent to the Exchange Date will be paid to the holders of such outstanding stock certificates. Dividends payable to holders of record of shares of California Insured Common Stock, as of any date after the Exchange Date and prior to the exchange of certificates by any holder of California Insured V Common Stock, will be paid to such stockholder, without interest, at the time such stockholder surrenders his or her stock certificates for exchange.

      From and after the Exchange Date, there will be no transfers on the stock transfer books of California Insured V. If, after the Exchange Date, certificates representing shares of California Insured V Common Stock are presented to California Insured, they will be canceled and exchanged for certificates representing California Insured Common Stock and cash in lieu of fractional shares of California Insured Common Stock, if any, distributable with respect to such California Insured V Common Stock in the Reorganization.

Tax Consequences of the Reorganization

      Summary. As discussed below, the Reorganization is structured to insure that neither California Insured V, California Insured nor the stockholders of California Insured V will recognize a gain or loss on the transaction. In addition, the basis of the California Insured shares received by California Insured V stockholders will be the same as such holders’ basis in the California Insured V shares exchanged.

      California Insured V has significant net operating losses and other losses. Generally, the Combined Fund will be able to use these losses to offset future income. However, the Code may apply some restrictions as to the timing and use of these losses which could reduce the benefit to the Combined Fund.

      General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. Each Fund has elected and qualified for the special tax treatment afforded RICs under the Code, and California Insured intends to continue to so qualify after the Reorganization. The Funds have jointly requested a private letter ruling from the IRS that for Federal income tax purposes: (i) the exchange of assets by California Insured V for California Insured stock, as described, will constitute a reorganization, and California Insured V and California Insured will each be deemed a “party” to a reorganization; (ii) no gain or loss will be recognized to California Insured V as a result of the Reorganization or on the distribution of California Insured Common Stock and California Insured Series B AMPS to the stockholders of California Insured V; (iii) no gain or loss will be recognized to California Insured as a result of the Reorganization; (iv) no gain or loss will be recognized to the stockholders of California Insured V on the receipt of California Insured Common Stock and California Insured Series B AMPS in exchange for their corresponding shares of California Insured V Common Stock or California Insured V AMPS (except to the extent that holders of California Insured V Common Stock receive cash representing an interest in fractional shares of California Insured Common Stock in the Reorganization); (v) the tax basis of the assets of California Insured V in the hands of California Insured will be the same as the tax basis of such assets in the hands of California Insured V immediately prior to the consummation of the Reorganization; (vi) immediately after the Reorganization, the tax basis of the California Insured Common Stock or California Insured Series B AMPS received by the stockholders of California Insured V in the Reorganization will be equal to the tax basis of the California Insured V Common Stock or California Insured V AMPS surrendered in exchange; (vii) a stockholder’s holding period for the California Insured Common Stock or California Insured Series B AMPS will be determined by including the period for which such stockholder held the California Insured V Common Stock or California Insured V AMPS exchanged therefor, provided, that such shares were held as a capital asset; (viii) California Insured’s holding period with respect to the assets of California Insured V transferred will include the period for which such assets were held by California Insured V; (ix) the payment of cash to holders of California Insured V Common Stock in lieu of fractional shares of California Insured Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such stockholders will have short- or long-term capital gain or loss to the extent that the cash distribution differs from the stockholder’s basis allocable to the California Insured fractional shares; and (x) the taxable year of California Insured V will end on the effective date of the Reorganization and California Insured will succeed to and take into account certain tax attributes of California Insured V, such as earnings and profits, capital loss carryovers and method of accounting.

      As noted in the discussion under “Comparison of the Funds — Tax Rules Applicable to the Funds and Their Stockholders,” a Fund must distribute annually at least 90% of its net taxable and tax-exempt income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. In the opinion of Brown & Wood LLP, the issuance of additional shares of California Insured Series B AMPS pursuant to the Reorganization in addition to the already existing California Insured Series A AMPS, California Insured Series B AMPS, California Insured Series C AMPS, California Insured Series D AMPS and California Insured Series E AMPS will not cause distributions on any series of California Insured AMPS to be treated as preferential dividends ineligible for the dividends paid deduction. It is possible, however, that the IRS may assert that, because there are several series of AMPS, distributions on such shares are preferential under the Code and therefore not eligible for the dividends paid deduction. If the IRS successfully disallowed the dividends paid deduction for dividends on the AMPS, California Insured could lose the special tax treatment afforded RICs. In this case, dividends on the shares of California Insured Common Stock and California Insured AMPS would not be exempt from Federal income tax. Additionally, California Insured would be subject to a Federal alternative minimum tax and might be subject to the California corporate franchise tax.

      Under Section 381(a) of the Code, California Insured will succeed to and take into account certain tax attributes of California Insured V, including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to California Insured.

      Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

Capitalization

      The following table sets forth as of June 30, 2000 (i) the capitalization of California Insured, (ii) the capitalization of California Insured V and (iii) the capitalization of the Combined Fund, as adjusted to give effect to the Reorganization.

Pro Forma Capitalization of California Insured, California Insured V

and the Combined Fund as of June 30, 2000 (unaudited)

				COMBINED
			PRO	FUND AS
	CALIFORNIA	CALIFORNIA	FORMA	ADJUSTED
	INSURED	INSURED V	ADJUSTMENT	(a)

Net Assets:

Net Assets Attributable to Common Stock	$468,360,222	$72,979,320	($3,126,564)	$538,212,978

Net Assets Attributable to AMPS	$341,000,000	$49,000,000		$390,000,000

Shares Outstanding:

Common Stock	35,194,726	5,073,679	404,778	$40,673,183 (b)
AMPS

Series A	1,920	1,960	(1,960)	1,920

Series B	1,920	—	1,960	3,880 (b)

Series C	3,200	—	—	3,200

Series D	2,960	—	—	2,960

Series E	3,640	—	—	3,640

Net Asset Value Per Share:

Common Stock	$13.31	$14.38	—	$13.23 (c)

AMPS	$25,000	$25,000	—	$25,000

(a)	The adjusted balances are presented as if the Reorganization had been consummated on June 30, 2000 and are for informational purposes only. Assumes distribution of undistributed net investment income and accrual of estimated Reorganization expenses of $210,000. No assurance can be given as to how many shares of California Insured Common Stock that stockholders of California Insured V will receive on the Exchange Date, and the foregoing should not be relied upon to reflect the number of shares of California Insured Common Stock that actually will be received on or after such date.

(b)	Assumes the issuance of 5,478,457 shares of California Insured Common Stock and newly issued shares of AMPS consisting of 1,960 Series B shares, in exchange for the net assets of California Insured V. The estimated number of shares issued was based on the net asset value of each Fund, net of distributions, on June 30, 2000 and estimated Reorganization expenses.

(c)	Net Asset Value Per Share of Common Stock net of Reorganization-related expenses and distribution of undistributed net investment income of $2,523,567 for California Insured and $392,997 for California Insured V.

ITEM 2.  ELECTION OF DIRECTORS

      At the Meetings, the Board of Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. If the applicable stockholders of each Fund approve the Reorganization, then the Board of Directors of California Insured elected at its Annual Meeting will serve as the Board of Directors of the Combined Fund, until the next Annual Meeting of Stockholders of the Combined Fund. If the stockholders of either Fund vote against the Reorganization, then the Board of Directors of California Insured V elected at its Meeting will continue to serve until the next Annual Meeting of Stockholders of California Insured V. It is intended that all properly executed proxies that have not been properly revoked or superseded will be voted (unless such authority has been withheld in the proxy) as follows:

      (1)  All proxies of the holders of shares of AMPS of each Fund, voting separately as a class, will be voted in favor of the two persons designated as Directors to be elected by the holders of shares of AMPS of that Fund; and

      (2)  All proxies of the holders of shares of California Insured AMPS will be voted in favor of the five persons designated as Directors to be elected by the holders of shares of Common Stock and AMPS of that Fund (The holders of California Insured AMPS vote together as a single class with the holders of California Insured Common Stock on the election of these five Directors. The proxies of the holders of California Insured Common Stock are being solicited by a separate proxy statement.); and

      (3)  All proxies of the holders of Common Stock and AMPS of California Insured V, voting together as a single class, will be voted in favor of the seven persons designated as Directors to be elected by holders of Common Stock and AMPS of that Fund.

      The Boards of Directors of California Insured and California Insured V know of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the respective Board of Directors may recommend.

      Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Directors is set forth in Exhibit I.

California Insured

To Be Elected by Holders of AMPS of California Insured, voting as a Separate Class

		Principal Occupation During Past
Name and Address	Age	Five Years and Public Directorships(1)

Joseph L. May (2)(3)	71	Attorney in private practice since 1984; President,
424 Church Street Suite 2000 Nashville, Tennessee 37219		May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne- Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

André F. Perold (2)(3)	48	Professor, Harvard Business School since 1989 and
Morgan Hall Soldiers Field Boston, Massachusetts 02163		Associate Professor from 1983 to 1989; Trustee, The Common Fund since 1989; Director, Quantec Limited from 1991 to 1999; Director, TIBCO from 1994 to 1996; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Gensec Asset Management since 2000; Director, Bulldogresearch.com since 2000.

To Be Elected by Holders of Common Stock and AMPS of California Insured,

Voting Together as a Single Class

		Principal Occupation During Past
Name and Address	Age	Five Years and Public Directorships(1)

Terry K. Glenn (1)(2)	60	Executive Vice President of the Manager and
P.O. Box 9011 Princeton, New Jersey 08543-9011		Merrill Lynch Investment Managers, L.P. (“MLIM”) (which terms as herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

James H. Bodurtha (2)(3)	56	Director and Executive Vice President, The China
36 Popponesset Road Cotuit, Massachusetts 02635		Business Group, Inc. since 1996; Chairman and Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980, Partner, Squire, Sanders & Dempsey from 1980 to 1993.

Herbert I. London (2)(3)	61	John M. Olin Professor of Humanities, New York
2 Washington Square Village New York, New York 10012		University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

Roberta C. Ramo	58	Partner, Shareholder, Modrall, Sperling, Roehl,
P.O. Box 2168 500 Fourth Street, N.W. Albuquerque, New Mexico		Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.

Arthur Zeikel (1)(2)	68	Chairman of the Manager and MLIM from 1997
300 Woodland Avenue Westfield, New Jersey 07090		to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. (“ML&Co.”) from 1990 to 1999.

California Insured V

To Be Elected by Holders of AMPS of California Insured V, Voting as a Separate Class

		Principal Occupation During Past
Name and Address	Age	Five Years and Public Directorships(1)

Charles C. Reilly (1)(2)	69	Self-employed financial consultant since 1990;
9 Hampton Harbor Road Hampton Bays, New York 11946		President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

Richard R. West (1)(2)	62	Professor of Finance since 1984, Dean from 1984 to
Box 604 Genoa, Nevada 89411		1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc., Vornado Realty Trust, Inc., Vornado Operating Company and Alexander’s Inc.

To Be Elected by Holders of Common Stock and AMPS of California Insured V,

Voting Together as a Single Class

		Principal Occupation During Past
Name and Address	Age	Five Years and Public Directorships(1)

Terry K. Glenn (1)*	60	Executive Vice President of FAM and MLIM since
P.O. Box 9011 Princeton, New Jersey 08543-9011		1983; Executive Vice President and Director of Princeton Services, Inc. since 1993; President of FAMD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

Ronald W. Forbes (1)(2)	60	Professor of Finance, School of Business, State
1400 Washington Avenue Albany, New York 12222		University of New York at Albany, since 1989; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

Cynthia A. Montgomery (1)(2)	48	Professor, Harvard Business School since 1989;
Harvard Business School Soldiers Field Road Boston, Massachusetts 02163		Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Provident Corporation since 1990 and Director, NewellRubbermaid Company since 1995.

		Principal Occupation During Past
Name and Address	Age	Five Years and Public Directorships(1)

Kevin A. Ryan (1)(2)	68	Founder and currently Director Emeritus of The
127 Commonwealth Avenue Chestnut Hill, Massachusetts 02467		Boston University Center for the Advancement of Ethics and Character and Director thereof until 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education at Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

Roscoe S. Suddarth (1)(2)	65	President, Middle East Institute, since 1995;
1761 N Street, N.W. Washington, D.C. 20036		Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister, from 1989 to 1995; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990; Deputy Inspector General, U.S. Department of State, from 1991 to 1994.

Arthur Zeikel (1)*	68	Chairman of FAM and MLIM from 1997 to 1999;
300 Woodland Avenue Westfield, New Jersey 07090		President of FAM and MLIM from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President from 1993 to 1997; Executive Vice President of ML & Co. from 1990 to 1999.

Edward D. Zinbarg (1)(2)	65	Self-employed financial consultant since 1994;
5 Hardwell Road Short Hills, New Jersey 07078-2117		Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

(1)	Each of the nominees is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM, MLIM or their affiliates act as investment adviser. See “Compensation of Directors” below and “Information Pertaining to Officers and Directors” in Exhibit I.

(2)	Member of Audit Committee of the Board of Directors of each Fund.

*	Interested person, as defined in the Investment Company Act, of the Funds.

Committee and Board Meetings

      The Board of Directors of each Fund has a standing Audit Committee, which consists of Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund’s independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Audit Committee also reviews and nominates candidates to serve as Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act. The Audit Committee generally will not consider nominees recommended by stockholders of the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

      During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he or she served. See Exhibit I for further information about Audit Committee and Board meetings.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

      Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of California Insured V’s investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year except that each of Roberta Cooper Ramo, Alice A. Pellegrino, Jodi M. Pinedo and Michael G. Clark inadvertently made a late Form 3 (Initial Statement of Beneficial Ownership of Securities) filing with respect to California Insured and Phillip Mandel (who resigned as Secretary of California Insured V in 1999) Ms. Pinedo and Mr. Clark each made a late Form 4 (Statement of Changes in Beneficial Ownership) filing with respect to California Insured, which filings indicated they owned [no] shares of the Fund.

Interested Persons

      Each Fund considers Mr. Zeikel and Mr. Glenn to be “interested persons” of that Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with FAM and its affiliates. Mr. Glenn is the President of each Fund.

Compensation of Directors

      FAM, the investment adviser of both Funds, pays all compensation to all officers of each Fund and all Directors of each Fund who are affiliated with ML & Co. or its subsidiaries.

      California Insured V pays each Director not affiliated with FAM (each a “non-affiliated Director”) an annual fee plus a fee for each meeting attended, and also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, an annual fee plus a fee for each meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at such meetings. The Audit Committee of California Insured V consists of all of the non-affiliated Directors of California Insured V.

      California Insured pays fees to each non-affiliated Director for service to California Insured. Each non-affiliated Director receives an aggregate annual retainer of $100,000 for his or her services to multiple investment companies advised by FAM or its affiliates (the “MLIM/ FAM-Advised funds”). The portion of the annual retainer allocated to California Insured is determined quarterly based on its relative net assets. Each non-affiliated Director also receives a fee per in-person board meeting attended and per in-person Audit Committee meeting attended. The annual per meeting fees paid to each non-affiliated Director aggregate $60,000 for all MLIM/ FAM-Advised funds for which that Director serves and are allocated equally among the funds. California Insured reimburses the non-affiliated Directors for actual out-of-pocket expenses relating to attendance at meetings. The Audit Committee of California Insured consists of all of the non-affiliated Directors of California Insured.

      Information with respect to fees and expenses paid to the non-affiliated Directors for each Fund’s most recently completed fiscal year is set forth in Exhibit I.

Officers of the Funds

      Information regarding the officers of each Fund is set forth in Exhibit I. Officers of the Funds are elected and appointed by the applicable Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

ITEM 3.  SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors of each Fund, including a majority of the Directors who are not interested persons of each Fund, has selected                            (“       ”) as the independent auditors to examine the financial statements of each Fund for each Fund’s current fiscal year.        acts as independent auditors for each of the Funds and is expected to act as independent auditors for the Combined Fund. The current fiscal year for California Insured is the fiscal year ending May 31, 2001. The current fiscal year for California Insured V is the fiscal year ending June 30, 2001.

      Neither Fund knows of any direct or indirect financial interest of such auditors in that Fund. Such appointment is subject to ratification or rejection by the stockholders of each respective Fund. If the applicable stockholders of each Fund approve the Reorganization as set forth above, then the independent auditors selected at the Annual Meeting for California Insured will serve as the independent auditors of the Combined Fund until the next Annual Meeting of Stockholders for the Combined Fund. If the applicable stockholders of either Fund vote against the Reorganization, then the independent auditors of each Fund selected at the applicable Meeting will continue to serve as independent auditors of that Fund until the next Annual Meeting of Stockholders of that Fund. Unless a contrary specification is made, the accompanying proxy of each Fund will be voted in favor of ratifying the selection of        as each Fund’s auditors.

             also acts as independent auditors for ML & Co. and most of its subsidiaries, including FAM and MLIM, and for most other investment companies for which FAM or MLIM acts as investment adviser. The Board of Directors of each Fund considered the fact that        have been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of        with respect to each Fund.

      Representatives of        are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

INFORMATION CONCERNING THE MEETINGS

Date, Time and Place of Meetings

      The Meetings will be held on December 13, 2000 at the offices of FAM, 800 Scudders Mill Road, Plainsboro, New Jersey at the times listed on Exhibit I.

Solicitation, Revocation and Use of Proxies

      A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the appropriate Fund or by voting in person at the applicable Meeting. Although mere attendance at a Meeting will not revoke a proxy, a stockholder present at a Meeting may withdraw his or her proxy and vote in person.

      All shares represented by properly executed proxies, unless such proxies previously have been superceded or revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted (i) “FOR” the approval of the Agreement and Plan, (ii) “FOR” the election of the applicable nominees to the applicable Board of Directors and (iii) “FOR” the ratification of the selection of D&T as independent auditors. It is not anticipated that any other matters will be brought before a Meeting. If, however, any other business properly is brought before a Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

      Only holders of record of shares of California Insured AMPS at the close of business on the Record Date are entitled to vote at the Meeting for California Insured or any adjournment thereof. Holders of California Insured Common Stock will receive a separate Notice of Annual Meeting and a separate Proxy Statement in connection with the Meeting for California Insured. Only holders of record of shares of California Insured V Common Stock and California Insured V AMPS at the close of business on the Record Date are entitled to vote at the Meeting for California Insured V or any adjournment thereof. At the close of business on the Record Date, the Funds had the number of shares outstanding indicated in Exhibit I.

Security Ownership of Certain Beneficial Owners and Management

      To the knowledge of the Funds, at the date hereof, no person or entity owns beneficially 5% or more of the shares of the Common Stock or AMPS of either Fund.

      As of the Record Date, none of the nominees held shares of the Funds.

      As of the Record Date, the Directors and officers of California Insured as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of California Insured Common Stock and owned no California Insured AMPS.

      As of the Record Date, the Directors and officers of California Insured V as a group (15 persons) owned an aggregate of less than 1% of the outstanding shares of California Insured V Common Stock and owned no California Insured V AMPS.

      On the Record Date, Mr. Glenn, a Director and an officer of each Fund, Mr. Zeikel, a Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

Voting Rights and Required Vote

      For purposes of this Joint Proxy Statement and Prospectus, each share of California Insured AMPS, each share of California Insured V Common Stock and each share of California Insured V AMPS is entitled to one vote. Approval of the Agreement and Plan requires the affirmative vote of stockholders representing (i) a majority of California Insured V’s outstanding shares of Common Stock and AMPS, voting together as a single class, (ii) a majority of California Insured V’s outstanding shares of AMPS, voting as a separate class, and (iii) a majority of California Insured’s outstanding shares of AMPS, voting as a separate class.

      For purposes of each Meeting, a quorum consists of one-third of the outstanding shares of Common Stock and AMPS entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for each Meeting, a quorum of the applicable stockholders of a Fund is not present, or if a quorum is present but sufficient votes to take action with respect to the Agreement and Plan are not received from the applicable stockholders of the applicable Fund, the persons named as proxies may propose one or more adjournments of a Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of the applicable Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the applicable Fund’s stockholders.

      With respect to the election of Directors, assuming a quorum is present, holders of shares of AMPS, voting separately as a class, are entitled to elect two Directors of the Fund and holders of shares of a Fund’s Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors of that Fund. With respect to each Fund, assuming a quorum is present, (x) election of the two Directors of the Fund to be elected by the holders of shares of that Fund’s AMPS, voting separately as a class, will require the affirmative vote of a plurality of the votes cast by the holders of that Fund’s AMPS, represented at the applicable Meeting and entitled to vote, voting separately as a class; and (y) election of the remaining Directors of the Fund will require the affirmative vote of a plurality of the votes cast by the holders of that

Fund’s Common Stock and AMPS, represented at the applicable Meeting and entitled to vote, voting together as a single class.

      Assuming a quorum is present, approval of the ratification of the selection of the independent auditors of each Fund will require the affirmative vote of a majority of the votes cast by the holders of that Fund’s Common Stock and AMPS represented at the applicable Meeting and entitled to vote, voting together as a single class.

Appraisal Rights

      Under Maryland law, stockholders of a company whose shares are traded publicly on a national securities exchange, such as California Insured V, are not entitled to demand the fair value of their shares upon a transfer of assets; therefore, the holders of California Insured V Common Stock will be bound by the terms of the Reorganization, if approved at the Meetings. However, any holder of California Insured V Common Stock may sell his or her shares of Common Stock at any time on the NYSE. Conversely, since the AMPS are not traded publicly on a national securities exchange, holders of AMPS issued by California Insured V may be entitled to appraisal rights upon the consummation of the Reorganization. As stockholders of the corporation acquiring the assets of California Insured V, neither holders of California Insured Common Stock nor holders of California Insured AMPS are entitled to appraisal rights under Maryland law.

      Under Maryland law, a holder of AMPS of California Insured V desiring to receive payment of the fair value of his or her stock (an “objecting stockholder”) (i) must file with California Insured V a written objection to the Reorganization at or before the Meeting for California Insured V, (ii) must not vote in favor of the Reorganization (although a vote against the Reorganization is not required), and (iii) must make written demand on California Insured for payment of his or her stock, stating the number and class of shares for which he or she demands payment, within 20 days after the Maryland Department accepts for filing the Articles of Transfer with respect to the Reorganization (California Insured is required promptly to give written notice to all objecting stockholders of the date that the Articles of Transfer are accepted for record). A vote against the Reorganization will not be sufficient to satisfy the requirement of a written demand described in (iii). An objecting stockholder who fails to adhere to this procedure will be bound by the terms of the Reorganization. An objecting stockholder ceases to have any rights of a stockholder except the right to receive fair value for his or her shares and has no right to receive any dividends or distribution payable to such holders on a record date after the close of business on the date on which fair value is to be determined, which, for these purposes, will be the date of the Meeting for California Insured V. A demand for payment of fair market value may not be withdrawn, except upon the consent of California Insured. Within 50 days after the Articles of Transfer have been accepted for filing, an objecting stockholder who has not received payment for his or her shares may petition a court located in Baltimore, Maryland for an appraisal to determine the fair market value of his or her stock.

ADDITIONAL INFORMATION

      The expenses of preparing, printing and mailing the proxy materials to be used in connection with the Meeting for California Insured, the expenses related to the solicitation of proxies to be voted at that Meeting, and a portion of the expenses of printing the N-14 Registration Statement will be paid by California Insured prior to the Valuation Date so as to be borne by the holders of California Insured Common Stock. The expenses of preparing, printing and mailing the proxy materials to be used in connection with the Meeting for California Insured V, the expenses related to the solicitation of proxies to be voted at that Meeting, and a portion of the expenses of printing the N-14 Registration Statement will be paid by California Insured V prior to the Valuation Date so as to be borne by the holders of California Insured V Common Stock.

      The Funds likewise will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of each Fund and certain persons that the Funds may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of capital stock of the Funds.

      In order to obtain the necessary quorum at the Meetings, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Funds. Each Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to aid in the solicitation of proxies, at a cost to be borne by each Fund of approximately $          , plus out-of-pocket expenses.

      Broker-dealer firms, including Merrill Lynch, holding Fund shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meetings. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of the Directors of each Fund (Item 2) and the ratification of the selection of independent auditors for each Fund (Item 3) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. With respect to shares of California Insured V Common Stock, broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan. Shares of AMPS of either Fund held in “street name,” however, may be voted by broker-dealer firms without instructions under certain conditions with respect to the approval of the Reorganization (Item 1) and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the applicable Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned. These conditions include, among others, that (i) with respect to each Fund, at least 30% of that Fund’s AMPS outstanding have voted on Item 1, (ii) with respect to each Fund, less than 10% of that Fund’s AMPS outstanding have voted against Item 1 and (iii) with respect to California Insured V, holders of that Fund’s Common Stock have voted to approve Item 1. In such instances, the broker-dealer firm will vote such uninstructed shares of AMPS on Item 1 in the same proportion as the votes cast by all holders of that Fund’s AMPS who voted on Item 1. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Merrill Lynch has advised the Funds that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Items 2 and 3 (with respect to Common Stock and AMPS) and on Item 1 (with respect to AMPS only) in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Items 2 and 3. Abstentions and broker non-votes will have the same effect as a vote against Item 1.

      This Joint Proxy Statement and Prospectus does not contain all of the information set forth in the registration statement and the exhibits relating thereto that California Insured has filed with the Commission under the Securities Act of 1933, as amended, and the Investment Company Act, to which reference is hereby made.

      The Funds are subject to the informational requirements of the Exchange Act and the Investment Company Act and in accordance therewith are required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: Regional Office, at Seven World Trade Center, 13th Floor, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the SEC. Reports, proxy statements and other information concerning California Insured and California Insured V can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

CUSTODIAN

      BONY acts as the custodian for the cash and securities of California Insured. The principal business address of BONY in such capacity is 90 Washington Street, New York, New York 10286. State Street acts as the custodian for the cash and securities of California Insured V. The principal business address of State Street in such capacity is One Heritage Drive, P2N, North Quincy, Massachusetts 02171. It is anticipated that BONY will act as custodian for the Combined Fund.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

      BONY serves as the transfer agent, dividend disbursing agent and registrar with respect to the California Insured Common Stock, pursuant to a registrar, transfer agency and service agreement with California Insured. The principal business address of BONY in such capacity is 101 Barclay Street, New York, New York 10286. It is anticipated that BONY will continue to provide these services to the Combined Fund after the Reorganization.

      State Street serves as the transfer agent, dividend disbursing agent and registrar with respect to the California Insured V Common Stock, pursuant to a registrar, transfer agency and service agreement with California Insured V. The principal business address of State Street in such capacity is 225 Franklin Street, Boston, Massachusetts 02110.

      BONY serves as the transfer agent, dividend disbursing agent, registrar and auction agent to California Insured and California Insured V in connection with their respective AMPS, pursuant to separate registrar, transfer agency, dividend disbursing agency and service agreements with each Fund. The principal business address of the Auction Agent in such capacity is 101 Barclay Street, New York, New York 10286.

LEGAL PROCEEDINGS

      There are no material legal proceedings to which either Fund is a party.

LEGAL OPINIONS

      Certain legal matters in connection with the Reorganization will be passed upon for each Fund by Brown & Wood LLP, New York, New York.

EXPERTS

                  , independent auditors, have audited the financial statements and financial highlights of California Insured as of June 30, 2000 and of California Insured V as of May 31, 2000 as set forth in their reports which appear in this Joint Proxy Statement and Prospectus. The financial statements and financial highlights of California Insured and California Insured V are included in reliance upon their reports, given on their authority as experts in accounting and auditing.

                   will serve as the independent auditors for the Combined Fund after the Reorganization. The principal business address of             , is                 .

STOCKHOLDER PROPOSALS

      The 2001 Annual Meetings of California Insured and California Insured V (if the Reorganization is not approved) are expected to be held in December. If a stockholder of a Fund intends to present a proposal at the 2001 Annual Meeting of Stockholders of that Fund, and desires to have the proposal included in that Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of California Insured or California Insured V, as applicable by             , 2001.

By Order of the Boards of Directors

ALICE A. PELLEGRINO
Secretary of MuniHoldings California Insured Fund, Inc.

JODI M. PINEDO
Secretary of MuniHoldings California Insured Fund V, Inc.

Plainsboro, New Jersey

Dated: November   , 2000

INDEX TO FINANCIAL STATEMENTS

Page

Financial Statements for MuniHoldings California Insured Fund, Inc. for the Fiscal Year Ended June 30, 2000	F- 2

Financial Statements for MuniHoldings California Insured Fund V, Inc. for the Fiscal Year Ended May 31, 2000	F-19

Pro Forma Unaudited Financial Statements for the Combined Fund, as of June 30, 2000	F-31

Financial Statements for

MuniHoldings California Insured Fund, Inc.
for the Fiscal Year Ended June 30, 2000

MuniHoldings California Insured Fund, Inc., June 30, 2000

SCHEDULE OF INVESTMENTS

(In Thousands)

S&P	Moody’s		Face
Ratings	Ratings		Amount	Issue	Value

				California — 97.5%
AAA	Aaa		$3,345	ABC California Unified School District, GO, Series A 5.625% due 8/01/2020(f)	$3,353

AAA	Aaa		4,000	Acalanes, California, Unified High School District, GO, 5.80% due 8/01/2024(f)	4,036

				Alameda County, California, COP(g):
AAA	Aaa		3,600	(Alameda County Medical Center Project), 5.30% due 6/01/2026	3,415
AAA	Aaa		4,985	(Financing Project), 6% due 9/01/2021	5,157

AAA	Aaa		4,280	Alameda County, California, COP, Refunding (Capital Projects), 6% due 6/01/2022(a)	3,913

AAA	Aaa		4,535	Bakersfield, California, COP, Refunding (Convention Center Expansion Project), 5.875% due 4/01/2022(g)	4,601

				Berkley, California, Unified School District, GO, Series I(f):
AAA	Aaa		1,000	6.75% due 8/01/2019	1,017
AAA	Aaa		1,000	5.75% due 8/01/2020	1,012
AAA	Aaa		2,520	6.875% due 8/01/2024	2,561

				California Educational Facilities Authority, Revenue Refunding Bonds(g):
AAA	Aaa		2,900	(Occidental College), 5.625% due 10/01/2017	2,943
AAA	Aaa		2,000	(Occidental College), 5.70% due 10/01/2027	2,000
AAA	Aaa		11,500	(University of San Francisco), Series A, 6% due 10/01/2026	11,777

				California HFA, Home Mortgage Revenue Bonds:
AAA	Aaa		4,125	AMT, Series E, 6.10% due 8/01/2029(a)	4,156
AAA	Aaa		2,000	Series A, 5.85% due 8/01/2016(d)(g)	2,027
AA-	Aa2		5,000	Series D, 5.85% due 8/01/2017	5,081

				California HFA, S/F Mortgage Revenue Bonds, AMT(g):
AAA	Aaa		3,590	Series A1, Class II, 6% due 8/01/2020	3,616
AAA	Aaa		5,810	Series C2, Class II, 5.625% due 8/01/2020(d)	5,610

				California Health Facilities Finance Authority, Revenue Refunding Bonds:
A1+	VMIG1	†	9,900	(Adventist Hospital), VRDN, Series A, 4.20% due 9/01/2028(g)(h)	9,900
A1+	VMIG1	†	5,100	(Adventist Hospital), VRDN, Series B, 4.20% due 9/01/2028(g)(h)	5,100
AAA	Aaa		2,500	(Catholic Healthcare West), Series A, 6.75% due 7/01/2015(a)	2,564
AAA	Aaa		2,500	(Catholic Healthcare West), Series A, 6% due 7/01/2025(g)	2,549
AAA	Aaa		4,500	(Children’s Hospital), 5.376% due 7/01/2020(g)	4,332
AAA	Aaa		6,500	(Sutter Health), Series A, 5.35% due 8/16/2028(g)	6,088

				California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and Electric), VRDN(h):
A1+	NR	*	1,100	AMT, Series B, 4.35% due 11/01/2026	1,100
A1+	NR	*	100	Series A, 4.20% due 12/01/2018	100
A1+	VMIG1	†	1,300	Series E, 2.75% due 11/01/2026	1,300
A1+	NR	*	1,000	Series F, 4.20% due 11/01/2026	1,000

A+	A1		800	California Pollution Control Financing Authority, PCR, Refunding (Southern California Edison Company), VRDN, Series D, 4.60% due 2/28/2008(h)	800

AAA	NR	*	2,000	California State, GO, 5.50% due 6/01/2025(e)	1,955

AAA	Aaa		5,000	California State, GO, Refunding, 4.25% due 10/01/2026(g)	3,939

			California State Public Works Board, Lease Revenue Bonds(a):
AAA	Aaa	4,450	(Department of Corrections), Series A, 5.25% due 1/01/2021	4,241
AAA	Aaa	24,370	(Various University of California Projects), Series C, 6.125% due 9/01/2022	22,704

			California State Public Works Board, Lease Revenue Refunding Bonds:
AAA	Aaa	5,025	(California State University), Series A, 5.50% due 10/01/2014(g)	5,135
AAA	Aaa	7,500	(Department of Corrections), Series B, 5.826% due 11/01/2019(g)	7,551
AAA	Aaa	5,980	(Department of Corrections), Series B, 5% due 9/01/2021(g)	5,496
AAA	Aaa	2,625	(Various Community College Projects), Series B, 5.626% due 3/01/2019(a)	2,642

AAA	Aaa	3,500	California State Veterans Bonds, GO, Refunding, AMT, Series BH, 5.50% due 12/01/2024(f)	3,359

			California Statewide Communities Development Authority, COP:
BBB+	Baal	7,000	(Catholic Healthcare West), 6.50% due 7/01/2020	6,930
NR*	VMIGl†	1,200	(Continuing Care/University Project), VRDN, 4.20% due 11/16/2028(h)	1,200
AAA	Aaa	10,000	(Kaiser Permanente), 5.30% due 12/01/2015(f)	9,962
AAA	Aaa	5,000	(Sutter Health Obligation Group), 6% due 8/16/2025(g)	5,096

			California Statewide Communities Development Authority, COP, Refunding:
AAA	NR*	2,500	(Huntington Memorial Hospital), 5.80% due 7/01/2026(l)	2,505
AAA	NR*	2,035	(San Diego State University Foundation), 5.30% due 3/01/2017(a)	2,003

AAA	Aaa	4,735	Calleguas — Las Virgines, California, Public Financing Authority, Installment Purchase Revenue Refunding Bonds (Las Virgines Municipal Water District), 6% due 11/01/2023(f)	4,310

			Capistrano, California, Unified Public Financing Authority, Special Tax Revenue Refunding Bonds, First Lien, Series A(a):
AAA	Aaa	16,770	6.70% due 9/01/2016	17,178
AAA	Aaa	10,640	5.70% due 9/01/2020	10,704

AAA	Aaa	1,395	Capistrano, California, Unified School District, Community Facility District, Special Tax Refunding Bonds (Las Flores), Number 92-1, 5% due 9/01/2023(g)	1,270

AAA	Aaa	8,706	Castaic Lake, California, Water Agency Revenue Bonds, COP (Water System Improvement Project), 5.50% due 8/01/2023(a)	8,526

AAA	Aaa	18,000	Central Coast Water Authority, California, Regional Facilities Revenue Refunding Bonds (State Water Project), Series A, 5% due 10/01/2022(a)	16,634

AAA	Aaa	2,060	Chaffey Community College District, California, COP, Refunding, 5.20% due 9/01/2023(g)	1,934

AAA	Aaa	6,995	Chino, California, Unified School District, COP, Refunding, 6.125% due 8/01/2026(f)	7,200

			Contra Costa County, California, COP, Refunding:
AAA	Aaa	4,570	(Capital Projects Program), 5.25% due 2/01/2021(a)	4,365
AAA	Aaa	3,690	(Merrithew Memorial Hospital Project), 5.50% due 11/01/2022(g)	3,693

AAA	Aaa	6,450	Contra Costa Country, California, Public Financing, Lease Revenue Refunding Bonds (Various Capital Facilities), Series 1999A, 5% due 6/01/2028(g)	5,798

Portfolio Abbreviations

      To simplify the listings of MuniHoldings California Insured Fund, Inc.’s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT	Alternative Minimum Tax (subject to)
COP	Certificate of Participation
GO	General Obligation Bonds
HFA	Housing Finance Agency
M/F	Multi-Family
PCR	Pollution Control Revenue Bonds
RIB	Residual Interest Bonds
SF	Single-Family
VRDN	Variable Rate Demand Notes

MuniHoldings California Insured Fund, Inc., June 30, 2000

SCHEDULE OF INVESTMENTS (continued)

S&P	Moody’s	Face
Ratings	Ratings	Amount	Issue	Value

			California (continued)
			Contra Costa, California, Water District, Water Revenue Bonds, Series G(g):
AAA	Aaa	$4,600	6.75% due 10/01/2014	$4,743
AAA	Aaa	6,140	6% due 10/01/2024	5,578

AAA	Aaa	1,870	Davis, California, Joint Unified School District, Community Facilities District, Special Tax Refunding Bonds, Number One, 5.50% due 8/15/2021(g)	1,842

AAA	Aaa	4,655	Delta County, California, Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds, AMT, Series A, 6.35% due 6/01/2024(e)(g)	4,294

AAA	Aaa	6,205	East Side Union High School District, California, Santa Clara County, GO, 5% due 9/01/2022(c)	5,676

AAA	Aaa	5,655	East Side Union High School District, California, Santa Clara County, GO, Series E, 5% due 8/01/2023(c)	5,149

AAA	Aaa	7,000	El Dorado County, California, Public Agency Financing Authority, Revenue Refunding Bonds, 5.50% due 2/15/2021(c)	6,881

AAA	Aaa	6,000	Fontana, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Southwest Industrial Park Project), 6% due 9/01/2022(g)	4,574

AAA	Aaa	3,000	Fremont, California, Unified School District, Alameda County, GO, Refunding, 5.25% due 9/01/2019(g)	2,898

AAA	Aaa	4,456	Fresno, California, Airport Revenue Bonds, AMT, Series B, 6.50% due 7/01/2020(f)	4,407

AAA	Aaa	6,200	Glendale, California, Unified School District, GO, Series B, 5.126% due 9/01/2023(f)	4,824

AAA	Aaa	1,700	Inglewood, California, Unified School District, GO, Series A, 5.60% due 10/01/2024(c)	1,686

AAA	Aaa	6,000	Irvine, California, Public Facilities and Infrastructure Authority, Assessment Revenue Refunding Bonds, Series A, 5.05% due 9/02/2022(a)	5,529

AAA	Aaa	2,300	Irvine, California, Unified School District, Special Tax (Community Facilities District Number 86-1), 6.375% due 11/01/2020(a)	2,240

AAA	Aaa	4,665	Irvine, California, Unified School District, Special Tax Refunding Bonds (Community Facilities District Number 86-1), 6.80% due 11/01/2020(a)	4,732

AAA	Aaa	7,500	La Quinta, California, Redevelopment Agency, Housing Tax Allocation Bonds (Redevelopment Project Areas Number One & Two), 6% due 9/01/2025(g)	7,661

			Long Beach, California, Bond Finance Authority, Lease Revenue Bonds (Rainbow Harbor Refinancing Project), Series A(a):
AAA	Aaa	2,750	6.125% due 5/01/2020	2,682
AAA	Aaa	4,000	6.25% due 6/01/2024	3,787

AAA	Aaa	3,740	Long Beach, California, Harbor Revenue Bonds, AMT, 6.375% due 6/15/2020(g)	3,579

AAA	Aaa	3,500	Long Beach, California, Water Revenue Refunding Bonds, Series A, 5% due 5/01/2024(g)	3,264

AAA	Aaa	10,650	Los Altos, California, School District GO, Series A, 6% due 8/01/2023(f)	9,699

AAA	Aaa	24,500	Los Angeles, California, Convention and Exhibition Center Authority, Lease Revenue Refunding Bonds, Series A, 6.375% due 8/16/2018(g)	24,086

			Los Angeles, California, Department of Water and Power, Electric Plant Revenue Refunding Bonds:
A+	Aa3	2,000	5.875% due 2/15/2020	2,021
A+	Aa3	2,500	6% due 2/15/2028	2,538

AAA	Aaa	4,230	Los Angeles, California, M/F Housing Revenue Refunding Bonds, Senior Series G, 5.65% due 1/01/2014(f)	4,191

			Los Angeles, California, Unified School District, GO(e):
AAA	Aaa	3,000	Series A, 5% due 7/01/2021	2,759
AAA	Aaa	6,416	Series B, 5% due 7/01/2023	5,843

AAA	Aaa	12,000	Los Angeles, California, Wastewater System Revenue Bonds, Series A, 5% due 6/01/2023(e)	10,918

AAA	Aaa	7,370	Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax Revenue Bonds, Proposition C, Second Senior Series B, 5.25% due 7/01/2023(a)	6,984

			Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax Revenue Refunding Bonds, Proposition A, First Tier:
AAA	Aaa	3,305	Senior Series A, 5.25% due 7/01/2027(g)	3,110
AAA	Aaa	1,700	Senior Series C, 5% due 7/01/2026(a)	1,538

A1+	VMIG1†	5,600	M-S-R Public Power Agency, California, Revenue Refunding Bonds (San Juan Project), VRDN, Sub-Lien, Series D, 4.25% due 7/01/2018(g)(h)	5,600

AAA	NR*	2,000	Madera County, California, COP, Refunding (Valley Children’s Hospital Project), 5% due 3/16/2023(g)	1,820

AAA	Aaa	2,000	Menlo Park, California, Community Development Agency, Tax Allocation Refunding Bonds (Las Pulgas Community Development Project), 5.375% due 6/01/2016(a)	2,002

AAA	Aaa	3,500	Mojave, California, Water Agency, GO, Refunding (Improvement District — Morango Basin), 5.80% due 9/01/2022(c)	3,527

AAA	Aaa	2,000	Montebello, California, Community Redevelopment Agency, Housing Tax Allocation Bonds, Series A, 6.45% due 9/01/2019(f)	1,952

AAA	Aaa	16,000	Norco, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Norco Redevelopment Project— Area Number One), 6.75% due 3/01/2026(g)	16,069

AAA	Aaa	2,140	North City West, California, School Facilities Financing Authority, Special Tax Refunding Bonds, Series B, 6% due 9/01/2019(f)	2,212

AAA	Aaa	14,450	Northern California Power Agency, Public Power Revenue Refunding Bonds (Hydroelectric Project Number One), Series A, 5.125% due 7/01/2023(g)	13,392

AAA	Aaa	7,400	Northern California, Transmission Revenue Refunding Bonds (California — Oregon Transmission Project), Series A, 5.25% due 5/01/2020(g)	7,074

AAA	Aaa	9,995	Oakland, California, Alameda County Unified School District, GO, Refunding, Series C, 5.50% due 8/01/2019(c)	9,948

AAA	Aaa	5,245	Oakland, California, Alameda County Unified School District, GO, Series F, 5.625% due 8/01/2021(g)	5,251

AAA	Aaa	1,300	Oakland, California, GO, Measure K, Series C, 5.80% due 12/16/2018(g)	1,326

AAA	Aaa	7,105	Oakland, California, Joint Powers Financing Authority, Lease Revenue Bonds (Oakland Administration Buildings), 5.75% due 8/01/2021(a)	7,159

AAA	Aaa	4,500	Oakland, California, State Building Authority, Lease Revenue Bonds (Elihu M. Harris), Series A, 5% due 4/01/2023(a)	4,101

AAA	Aaa	5,000	Olivenhain Municipal Water District, California, Water Revenue Refunding Bonds, COP (Capital Projects), 5.125% due 6/01/2028(c)	4,581

AAA	Aaa	5,750	Palm Desert, California, Financing Authority, Tax Allocation Revenue Refunding Bonds (Project Area Number One), 5.45% due 4/01/2018(g)	5,727

AAA	Aaa	1,000	Palm Springs, California, COP, Refunding (Multiple Capital Facilities Project), 5.75% due 4/01/2017(a)	1,023

AAA	Aaa	4,000	Pittsburg, California, Public Financing Authority, Water Revenue Bonds, 5.50% due 6/01/2027(g)	3,902

MuniHoldings California Insured Fund, Inc., June 30, 2000

SCHEDULE OF INVESTMENTS (continued)

(In Thousands)

S&P	Moody’s	Face
Ratings	Ratings	Amount	Issue	Value

			California (concluded)
AAA	Aaa	$4,350	Pomona, California, Public Financing Authority, Revenue Refunding Bonds: (Southwest Pomona Redevelopment Project), Series W, 5% due 2/01/2024(g)	$3,958
AAA	Aaa	2,000	(Water Facilities Project), Series AA, 5% due 5/01/2029	1,795

AAA	Aaa	2,000	Port Oakland, California, Port Revenue Bonds, AMT, Series G, 5.375% due 11/01/2025(g)	1,883

AAA	Aaa	5,000	Port Oakland, California, Port Revenue Refunding Bonds, Series 1, 5.40% due 11/01/2017(g)	4,988

AAA	Aaa	1,800	Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation Bonds (Rancho Redevelopment Project), 6.25% due 9/01/2026(g)	1,695

AAA	Aaa	2,000	Roseville, California, Electric System Revenue Bonds, COP, 5.50% due 2/01/2024(f)	1,056

AAA	NR*	13,920	Sacramento, California, Cogeneration Authority, Cogeneration Project Revenue Refunding Bonds, 5.20% due 7/01/2021(g)	13,178

AAA	Aaa	6,000	Sacramento, California, Municipal Utility District, Electric Revenue Bonds, Series K, 6.70% due 7/01/2017(a)	6,287

AAA	Aaa	10,825	Sacramento, California, Municipal Utility District, Electric Revenue Refunding Bonds, Series L, 5.125% due 7/01/2022(g)	10,089

AAA	Aaa	3,500	Sacramento, California, Power Authority Revenue Bonds (Cogeneration Project), 5.875% due 7/01/2015(g)	3,632

AA	Aa3	3,750	Sacramento County, California, Sanitation District, Financing Authority Revenue Refunding Bonds, Series A, 6% due 12/01/2020	3,842

AAA	Aaa	7,000	Salida, California, Area Public Facilities Financing Agency, Community Facilities District Special Tax Refunding Bonds (No. 1988-1), 5.25% due 9/01/2028(f)	6,570

AAA	Aaa	2,800	San Bernardino, California, Joint Powers Financing Authority, Lease Revenue Bonds (Department of Transportation Lease), Series A, 5.50% due 12/01/2020(g)	2,759

AAA	NR*	1,480	San Bernardino County, California, COP, Refunding (Medical Center Financing Project), 5.50% due 8/01/2019(g)	1,454

AAA	Aaa	2,000	San Diego, California, Certificates of Undivided Interest, Water Utility Fund, Net System Revenue Bonds, 6% due 8/01/2021(c)	1,839

			San Diego, California, Public Facilities Financing Authority, Sewer Revenue Bonds(c):
AAA	Aaa	5,000	5% due 5/16/2020	4,609
AAA	Aaa	5,055	Series A, 5.25% due 5/16/2027	4,766

AAA	Aaa	1,740	San Diego County, California, Water Authority, Water Revenue Bonds, COP, Series A, 6% due 5/01/2022(c)	1,591

AAA	Aaa	6,795	San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue Bonds, 6.50% due 7/01/2026	6,639

AAA	Aaa	3,000	San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue Refunding Bonds, 6% due 7/01/2028(a)	2,696

			San Francisco, California, City and County Airport Commission, International Airport Revenue Bonds:
AAA	Aaa	5,750	AMT, Second Series, Issue 12A, 6.80% due 5/01/2021(c)	5,766
AAA	Aaa	12,660	Second Series, Issue 15B, 5% due 5/01/2024(g)	11,496
AAA	Aaa	5,540	Special Facilities Lease (SFO Fuel Co. LLC), AMT, Series A, 5.25% due 1/01/2022(a)	5,181

AAA	Aaa	3,500	San Francisco, California, City and County Redevelopment Agency, Hotel Tax Revenue Refunding Bonds, 5% due 7/01/2025 (f)	3,171

AAA	Aaa	9,000	San Francisco, California, State Building Authority, Lease Revenue Bonds (San Francisco Civic Center Complex), Series A, 5.25% due 12/01/2021 (a)	8,588

			San Jose, California, Redevelopment Agency, Tax Allocation Bonds (Merged Area Redevelopment Project) (a):
AAA	Aaa	3,000	5% due 8/01/2021	2,768
AAA	Aaa	14,835	5% due 8/01/2026	13,414

AAA	Aaa	2,000	San Jose-Santa Clara, California, Water Financing Authority, Sewer Revenue Bonds, Series A, 5.375% due 11/15/2020 (c)	1,941

			San Mateo-Foster City, California, School District, GO (c):
AAA	NR*	1,000	5% due 8/01/2023	911
AAA	Aaa	5,000	5.30% due 8/01/2029	4,724

AAA	Aaa	5,000	Santa Ana, California, Financing Authority, Revenue Refunding Bonds (South Harbor Boulevard), Series A, 6% due 9/01/2019 (g)	4,633

NR*	Aaa	2,000	Santa Clara, California, Redevelopment Agency, Tax Allocation Bonds, RIB, Series 164, 6.35% due 6/01/2023 (a)(b)	1,923

AAA	NR*	5,000	Santa Clara, California, Unified School District, GO, 5% due 8/01/2022 (c)	4,575

AAA	Aaa	21,750	Santa Clara County, California, Financing Authority, Lease Revenue Refunding Bonds, Series A, 6% due 11/15/2022 (a)	19,888

AAA	Aaa	12,500	Santa Clara Valley, California, Water District, COP, Refunding and Improvement Bonds, Series A, 6% due 2/01/2024 (c)	12,730

AAA	Aaa	9,000	Santa Fe Springs, California, Community Development, Commission Tax Allocation Refunding Bonds (Consolidated Redevelopment Project), Series A, 5% due 9/01/2022 (g)	8,233

AAA	Aaa	2,500	South County, California, Regional Wastewater Authority, Revenue Refunding Bonds (Regional Wastewater Facilities Project), Series A, 5% due 8/01/2022(g)	2,279

A1+	VMIG1†	300	Southern California Public Power Authority, Power Project Revenue Refunding Bonds (Palo Verde Project), VRDN, Series C, 4,30% due 7/01/2017 (a)(h)	300

AAA	Aaa	3,370	Tahoe Truckee, California, Unified School District, GO (Improvement District Number One), Series A, 5.75% due 8/01/2020 (c)	3,408

AAA	Aaa	13,250	Tracy, California, Area Public Facilities Financing Agency, Special Tax Refunding Bonds (Community Facilities District Number 87-1), Series H, 5.875% due 10/01/2019 (g)	13,557

AAA	Aaa	7,250	Turlock, California, Irrigation District Revenue Refunding Bonds, Series A, 5% due 1/01/2026 (g)	6,563

AAA	Aaa	3,000	University of California Revenue Bonds (Research Facilities), Series D, 5% due 9/01/2024 (f)	2,726

			University of California, Revenue Refunding Bonds:
AAA	Aaa	16,200	(Multiple Purpose Projects), Series E, 6.125% due 9/01/2020 (g)	14,280
AAA	Aaa	2,000	(Research Facilities), Series C, 5% due 9/01/2024 (f)	1,838

			University of California, COP, Series A (a):
AAA	Aaa	2,000	5.125% due 11/01/2020	1,876
AAA	Aaa	10,410	5.25% due 11/01/2024	9,836
AAA	Aaa	3,000	5.30% due 11/01/2029	2,840

AAA	Aaa	9,875	University of California, Hospital Revenue Bonds (University of California Medical Center), 5.75% due 7/01/2015 (a)	10,155

MuniHoldings California Insured Fund, Inc., June 30, 2000

SCHEDULE OF INVESTMENTS (concluded)

(In Thousands)

S&P	Moody’s	Face
Ratings	Ratings	Amount	Issue	Value

			Puerto Rico — 1.5%
AAA	Aaa	$5,000	Puerto Rico Commonwealth, GO, 5% due 7/01/2027 (f)	$4,497

A	Baal	5,670	Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue Bonds, Series B, 6% due 7/01/2026	5,735

AAA	Aaa	1,000	Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Revenue Refunding Bonds (Inter-American University), Series A, 6% due 10/01/2022 (g)	912

AAA	Aaa	1,100	Puerto Rico Municipal Finance Agency, GO, Series A, 5.50% due 8/01/2017(f)	1,106

Total Investments (Cost — $800,660) — 99.0%				801,670

Other Assets Less Liabilities — 1.0%				7,690

Net Assets — 100.0%				$809,360

(a)	AMBAC Insured

(b)	The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2000.

(c)	FGIC Insured.

(d)	FHA Insured.

(e)	FNMA/GNMA Collateralized.

(f)	FSA Insured.

(g)	MBIA Insured.

(h)	The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2000.

(i)	Connie Lee Insured.

*	Not Rated.

†	Highest short-term rating by Moody’s Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Quality Profile (unaudited)

      The quality ratings of securities in the Fund as of June 30, 2000 were as follows:

Percent of
S&P Rating/Moody’s Rating	Net Assets

AAA/Aaa	92.5%
AA/Aa	1.7
A/A	0.7
BBB/Baa	0.8
Other†	3.3

†  Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

As of June 30, 2000

Assets:
Investments, at value (identified cost — $800,660,049)		$801,670,549
Cash		111,794

Receivables:
Interest	$14,054,182
Securities sold	2,205,954	16,260,136

Prepaid expenses and other assets		85,150

Total assets		818,127,629

Liabilities:

Payables:
Securities purchased	7,767,061
Dividends to shareholders	457,161
Investment adviser	294,842	8,519,054

Accrued expenses and liabilities		248,353

Total liabilities		8,767,407

Net Assets:
Net assets		$809,360,222

Capital:

Capital Stock (200,000,000 shares authorized):
Preferred Stock, par value $.10 per share (13,640 shares of AMPS* issued and outstanding at $25,000 per share liquidation preference)		$341,000,000
Common Stock, par value $.10 per share (35,194,726 shares issued and outstanding)	$3,519,473
Paid-in capital in excess of par	525,412,138
Undistributed investment income — net	2,523,567
Accumulated realized capital losses on investments — net	(64,105,456)
Unrealized appreciation on investments — net	1,010,500

Total — Equivalent to $13.31 net asset value per share of Common Stock (market price — $12.3125)		468,360,222

Total capital		$809,360,222

* Auction Market Preferred Stock.

See Notes to Financial Statements.

MuniHoldings California Insured Fund, Inc., June 30, 2000

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2000

Investment Income:
Interest and amortization of premium and discount earned		$23,274,087

Expenses:
Investment advisory fees	$2,266,667
Commission fees	452,668
Reorganization expenses	447,161
Transfer agent fees	85,935
Accounting services	80,441
Professional fees	63,023
Directors’ fees and expenses	30,187
Listing fees	24,558
Custodian fees	20,785
Printing and shareholder reports	19,968
Organization expenses	11,898
Pricing fees	10,488
Other	25,312

Total expenses before reimbursement	3,538,891
Reimbursement of expenses	(265,093)

Total expenses after reimbursement		3,273,798

Investment income — net		20,000,299

Realized & Unrealized Gain (Loss) on Investments — Net:
Realized loss on investments		(28,432,990)
Change in unrealized appreciation/ depreciation on investments — net		36,259,129

Net Increase in Net Assets Resulting from Operations		$27,826,433

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30,

Increase (Decrease) In Net Assets	2000	1999

Operations:
Investment income — net	$20,000,299	$11,147,488
Realized gain (loss) on investments — net	(28,432,990)	867,427
Change in unrealized appreciation/depreciation on investments — net	36,259,129	(6,471,307)

Net increase in net assets resulting from operations	27,826,438	5,543,608

Dividends & Distributions to Shareholders:
Investment income — net
Common Stock	(12,675,535)	(7,892,730)
Preferred Stock	(6,252,855)	(2,898,760)

Realized gain on investments — net:
Common Stock	—	(276,968)
Preferred Stock	—	(118,829)

Net decrease in net assets resulting from dividends and distributions to shareholders	(18,928,390)	(11,187,287)

Capital Stock Transactions:

Proceeds from issuance of Common Stock resulting from reorganization	318,244,965	—

Proceeds from issuance of Preferred Stock resulting from reorganization	245,000,000	—

Value of shares issued to Common Stock shareholders in reinvestment of dividends	144,287	—

Net increase in net assets derived from capital stock transactions	563,389,252	—

Net Assets:
Total increase (decrease) in net assets	572,287,300	(5,643,679)
Beginning of year	237,072,922	242,716,601

End of year*	$809,360,222	$237,072,922

* Undistributed investment income — net	$2,523,567	$1,004,497

See Notes to Financial Statements

MuniHoldings California Insured Fund, Inc., June 30, 2000

FINANCIAL HIGHLIGHTS

      The following per share data and ratios have been derived from information provided in the financial statements.

			For the
	For the Year Ended		Period
	June 30,		Feb. 27, 1998*
			to June 30,
Increase (Decrease) in Net Asset Value:	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of period	$14.38	$14.96	$15.00

Investment income — net	1.11	1.13	.38

Realized and unrealized gain (loss) on investments — net	(1.03)	(.57)	.01

Total from investment operations	.08	.56	.39

Less dividends and distributions to Common Stock shareholders:

Investment income — net	(.81)	(.80)	(.21)

Realized gain on investments — net	—	(.03)	—

Total dividends and distributions to Common Stock shareholders	(.81)	(.83)	(.21)

Capital charge resulting from issuance of Common Stock	—	—	(.03)

Effect of Preferred Stock activity:†††

Dividends and distributions to Preferred Stock shareholders:

Investment income — net	(.34)	(.30)	(.10)
Realized gain on investments — net	—	(.01)	—

Capital charge resulting from issuance of Preferred Stock	—	—	(.09)

Total effect of Preferred Stock activity	(.34)	(.31)	(.19)

Net asset value, end of period	$13.31	$14.38	$14.96

Market price per share, end of period	$12.3125	$13.00	$15.00

Total Investment Return:**

Based on market price per share	1.06%	(8.34)%	1.42%	*‡

Based on net asset value per share	(1.23)%	1.66%	1.15%	*

Ratios Based on Average Net Assets Of Common Stock:

Total expenses, net of reimbursement and excluding reorganization expenses***	1.20%	1.09%	.38%	*

Total expenses, excluding reorganization expenses***	1.31%	1.23%	1.19%	*

Total expenses***	1.50%	1.23%	1.19%	*

Total investment income — net***	8.50%	7.42%	8.00%

Amount of dividends to Preferred Stock shareholders	2.66%	1.93%	2.16%	*

Investment income — net, to Common Stock shareholders	5.84%	5.49%	5.85%	*

Ratios Based on Total Average Net Assets:††***

Total expenses, net of reimbursement and excluding reorganization expenses	.69%	.67%	.24%

Total expenses, excluding reorganization expenses	.75%	.75%	.75%

Total expenses	.86%	.75%	.75%	*

Total investment income — net	4.85%	4.53%	5.05%	*

Ratios Based on Average Net Assets Of Preferred Stock:

Dividends to Preferred Stock shareholders	3.54%	3.02%	3.65%	*

Supplemental Data:

Net assets, net of Preferred Stock, end of period (in thousands)	$468,360	$141,073	$146,717

Preferred Stock outstanding, end of period (in thousands)	$341,000	$96,000	$96,000

Portfolio turnover	105.22%	82.36%	64.17%

Leverage:

Asset coverage per $1,000	$2,373	$2,470	$2,528

Dividends Per Share on Preferred Stock Outstanding:

Series A — Investment income — net	$915	$775	$262

Series B — Investment Income — net	$830	$735	$257

Series C — Investment income — net	$284	—	—

Series D — Investment income — net	$288	—	—

Series E — Investment income — net	$314	—	—

   *  Annualized.

**	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund’s Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund’s performance would have been lower.

***	Do not reflect the effect of dividends to Preferred Stock shareholders.

†	Commencement of operations.

††	Includes Common and Preferred Stock average net assets.

†††	The Fund’s Preferred Stock was issued on March 19, 1998 for Series A and Series B, on March 6, 2000 for Series C, Series D and Series E.

‡	Aggregate total investment return.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies:

      MuniHoldings California Insured Fund, Inc. (the “Fund”) (formerly MuniHoldings California Insured Fund II, Inc.) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common stock on a weekly basis. The Fund’s Common Stock is listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

      (a)  Valuation of investments — Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund’s pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

      (b)  Derivative financial instruments — The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and

MuniHoldings California Insured Fund, Inc., June 30, 2000

NOTES TO FINANCIAL STATEMENTS (continued)

efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•	Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•	Options — The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      (c)  Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

      (d)  Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

      (e)  Organization and offering expenses — In accordance with Statement of Position 98-5, unamortized organization expenses of $11,898 were expensed during the year ended June 30, 2000. This is considered to be a change in accounting principle and had no material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund’s Common and Preferred Stock were charged to capital at the time of issuance of the shares.

      (f)  Dividends and distributions — Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

      (g)  Reclassification — Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year’s permanent book/tax differences of $447,161 have been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2.  Investment Advisory Agreement and Transactions with Affiliates:

      The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner.

      FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund’s average weekly net assets, including proceeds from the issuance of Preferred Stock. For

MuniHoldings California Insured Fund, Inc., June 30, 2000

NOTES TO FINANCIAL STATEMENTS (continued)

the year ended June 30, 2000, FAM earned fees of $2,266,567, of which $265,093 was voluntarily waived.

      Accounting services are provided to the Fund by FAM at cost.

      Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3.  Investments:

      Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2000 were $457,794,859 and $409,507,014, respectively.

      Net realized losses for the year ended June 30, 2000 and net unrealized gains as of June 30, 2000 were as follows:

	Realized	Unrealized
	Losses	Gains

Long-term investments	$(26,888,388)	$1,010,500
Financial futures contracts	(1,544,602)	—

Total	$(28,432,990)	$1,010,500

      As of June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $10,744, of which $12,508,863 related to appreciated securities and $12,498,109 related to depreciated securities. The aggregate cost of investments at June 30, 2000 for Federal income tax purposes was $801,659,805.

4.  Capital Stock Transactions:

      The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

      Shares issued and outstanding during the year ended June 30, 2000 increased by 25,375,893 as a result of Issuance of Common Stock from reorganization and by 11,885 as a result of dividend reinvestment. Shares issued and outstanding during the year ended June 30, 1999 remained constant.

Preferred Stock

      Auction Market Preferred Stock (“AMPS”) are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at June 30, 2000 were: Series A, 3.50%; Series B, 3.50%; Series C, 3.50%; Series D, 4.70%; and Series E, 4.70%.

      Shares issued and outstanding during the year ended June 30, 2000 increased by 9,800 as a result of Issuance of Preferred Stock from reorganization. Shares issued and outstanding during the year ended June 30, 1999 remained constant.

      The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended June 30, 2000, MLPF&S earned $216,658 as commissions.

5.  Capital Loss Carryforward:

      At June 30, 2000, the Fund had a net capital loss carryforward of approximately $21,908,000, of which $4,946,000 expires in 2006, $11,359,000 expires in 2007 and $6,203,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6.  Acquisition of Other FAM-Managed Investment Companies:

      On March 5, 2000, the Fund acquired all of the net assets of MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund III, Inc. and MuniHoldings California Insured Fund IV, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:

	Common Stock	AMPS Shares
	Shares Exchanged	Exchanged

MuniHoldings California Insured Fund, Inc.	8,327,187	3,200
MuniHoldings California Insured Fund III, Inc.	7,521,774	2,960
MuniHoldings California Insured Fund IV, Inc.	9,912,397	3,640

MuniHoldings California Insured Fund, Inc., June 30, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

      In exchange for these shares, the Fund issued 25,375,893 Common Stock shares and 9,800 AMPS shares. As of that date, net assets of the acquired funds, including unrealized depreciation and accumulated net realized capital losses, were as follows:

			Accumulated
	Net	Unrealized	Net Realized
	Assets	Depreciation	Capital Losses

MuniHoldings California Insured Fund, Inc.	$188,528,087	$5,223,894	$10,105,785
MuniHoldings California Insured Fund III, Inc.	$164,636,543	$7,819,213	$13,489,489
MuniHoldings California Insured Fund IV, Inc.	$210,080,335	$16,968,128	$11,438,533

      The aggregate net assets of the Fund immediately after the acquisition amounted to $782,385,120.

7.  Subsequent Event:

      On July 6, 2000, the Fund’s Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.061918 per share, payable on July 28, 2000 to shareholders of record as of July 19, 2000. In addition, effective July 17, 2000, the Fund changed its name to MuniHoldings California Insured Fund, Inc.

MuniHoldings California Insured Fund, Inc., June 30, 2000

IMPORTANT TAX INFORMATION (unaudited)

      All of the net investment income distributions paid by MuniHoldings California Insured Fund, Inc. during its taxable year ended June 30, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

      Please retain this information for your records.

MANAGED DIVIDEND POLICY

      The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Financial Statements for

MuniHoldings California Insured Fund V, Inc.
for the Fiscal Year Ended May 31, 2000

Muniholdings California Insured Fund V, Inc., May 31, 2000

SCHEDULE OF INVESTMENTS (in Thousands)

STATE	S&P Ratings	Moody's Ratings	Face Amount	Issue	Value

California—98.4%	AAA	Aaa	$1,000	ABAG Finance Authority for Nonprofit Corporations, California, COP (Children’s Hospital Medical Center), 6% due 12/01/2029 (a)	$1,000

	AAA	Aaa	5,250	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien, Series A, 5% due 10/01/2029 (d)	4,497

	AAA	Aaa	2,885	Alameda County, California, COP, Refunding (Santa Rita Jail Project), 5.70% due 12/01/2014 (d)	2,913

	AAA	Aaa	3,885	Berkeley, California, GO, Series C, 5.375% due 9/01/2029 (b) California Educational Facilities Authority, Revenue Refunding Bonds (Occidental College) (d):	3,562

	AAA	Aaa	2,915	5.625% due 10/01/2017	2,897

	AAA	Aaa	3,000	5.70% due 10/01/2027	2,905

	AAA	Aaa	2,000	California Health Facilities Finance Authority Revenue Bonds (Kaiser Permanente), Series A, 5% due 6/01/2024 (c) California Health Facilities Finance Authority, Revenue Refunding Bonds:	1,720

	AAA	Aaa	1,450	(De Las Companas), Series A, 5.75% due 7/01/2015	1,459

	AAA	Aaa	2,500	(Sutter Health), Series C, 5.125% due 8/15/2022 (c)	2,211

	A1+	VMIG1+	300	California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and Electric), VRDN, Series E, 2.75% due 11/01/2026 (f)	300

				California Pollution Control Financing Authority, PCR, Refunding (Southern California Edison Company):

	AAA	Aaa	3,500	AMT, Series C, 5.55% due 9/01/2031 (d)	3,240

	A1	VMIG1+	300	VRDN, Series A, 3.35% due 2/28/2008 (f)	300

	A1	P1	1,000	VRDN, Series C, 5.15% due 2/28/2008 (f)	1,000

				California State Public Works Board, Lease Revenue Refunding Bonds (Department of Corrections), Series B (d):

	AAA	Aaa	1,250	5.625% due 11/01/2019	1,228

	AAA	Aaa	4,280	5% due 9/01/2021	3,783

	AAA	Aaa	3,000	California Statewide Communities Development Auxiliary

				Authority, COP, Refunding (Foundation of California State University), 5.20% due 6/01/2024 (d)	2,700

	AAA	Aaa	4,000	Calleguas—Las Virgines, California, Public Financing Authority, Installment Purchase Revenue Refunding Bonds (Las Virgines Municipal Water District), 5% due 11/01/2023 (c)	3,491

	AAA	Aaa	1,640	Campbell, California, Unified High School District, GO, 5.70% due 8/01/2025 (c)	1,593

	AAA	Aaa	1,000	Capistrano, California, Unified School District, Community Facility District, Special Tax Refunding Bonds (Las Flores), Number 92-1, 5% due 9/01/2023 (d)	873

	AAA	Aaa	3,000	Central Coast Water Authority, California, Regional Facilities Revenue Refunding Bonds (State Water Project), Series A, 5% due 10/01/2022 (a)	2,657

	AAA	Aaa	2,370	Corona, California, Public Financing Authority, Revenue Refunding Bonds, Superior Lien, Series A, 5% due 9/01/2020 (c)	2,106

	AAA	Aaa	5,000	Escondido, California, COP, Refunding (Wastewater Project), 5.70% due 9/01/2026 (a)	4,834

	AAA	Aaa	5,150	Los Angeles, California, Convention and Exhibition Center Authority, Lease Revenue Refunding Bonds, Series A, 5.375% due 8/15/2018 (d)	4,900

AAA	Aaa	3,430	Los Angeles County, California, Public Works Financing Authority, Lease Revenue Bonds (Multiple Capital Facilities Project V), Series B, 5.125% due 12/01/2029 (a)	3,000

AAA	Aaa	2,000	Metropolitan Water District, Southern California, Waterworks Revenue Bonds, Series C, 5% due 7/01/2027 (d)	1,726

AAA	Aaa	3,000	Northern California Power Agency, Public Power Revenue Refunding Bonds (Hydroelectric Project Number One), Series A, 5.125% due 7/01/2023 (d)	2,671

AAA	Aaa	6,000	Oakland, California, Alameda County Unified School District, GO, Series F, 5.50% due 8/01/2024 (d)	5,670

AAA	Aaa	2,500	Oakland, California, GO (Measure 1), 5.85% due 12/15/2022 (b)	2,491

AAA	Aaa	2,700	Pleasanton, California, Unified School District, GO, Series D, 5.375% due 8/01/2023 (d)	2,509

AAA	Aaa	1,000	Roseville, California, Electric System Revenue Bonds, COP, 5.50% due 2/01/2024 (c)	946

AAA	Aaa	3,000	San Diego, California, Certificates of Undivided Interest, Water Utility Fund, Net System Revenue Bonds, 5% due 8/01/2021 (b)	2,653

AAA	Aaa	2,000	San Diego, California, Public Facilities Financing Authority, Sewer Revenue Bonds, 5% due 5/15/2020 (b)	1,773

AAA	Aaa	3,000	San Francisco, California, City and County Airport Commission, International Airport Revenue Bonds, Second Series, Issue 15B, 5% due 5/01/2024 (d)	2,608

AAA	Aaa	2,410	San Francisco, California, City and County Redevelopment Agency, Hotel Tax Revenue Refunding Bonds, 5% due 7/01/2025 (c)	2,091

AAA	Aaa	2,000	San Jose, California, Redevelopment Agency, Tax Allocation Bonds (Merged Area Redevelopment Project), 5.25% due 8/01/2029 (d)	1,792

AAA	Aaa	2,000	San Rafael, California, Redevelopment Agency, Tax Allocation Bonds (Central San Rafael Redevelopment Project), 5% due 12/01/2022 (a)	1,753

NR*	Aaa	5,000	Santa Clara, California, Redevelopment Agency, Tax Allocation Bonds, RIB, Series 164, 7.45% due 6/01/2023 (a)(e)	4,512

AAA	Aaa	2,000	Santa Clara Valley, California, Water District, COP, Refunding and Improvement Bonds, Series A, 6% due 2/01/2024 (b)	2,000

AAA	Aaa	5,110	Santa Monica, California, Redevelopment Agency, Tax Allocation Bonds (Earthquake Recovery Redevelopment Project), 6% due 7/01/2029 (a)	5,110

A1+	VMIG1+	400	Southern California Public Power Authority, Power Project Revenue Refunding Bonds (Palo Verde Project), VRDN, Series C, 2.80% due 7/01/2017 (a)(f)	400

Portfolio
Abbreviations

      To simplify the listings of MuniHoldings California Insured Fund V, Inc.’s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)

COP       Certificates of Participation

GO         General Obligation Bonds

PCR        Pollution Control Revenue Bonds

RIB         Residual Interest Bonds

VRDN    Variable Rate Demand Notes

Muniholdings California Insured Fund V, Inc., May 31, 2000

SCHEDULE OF INVESTMENTS (CONCLUDED)

(in Thousands)

	S&P	Moody's	Face
STATE	Ratings	Ratings	Amount	Issue	Value

California (concluded)	AAA	Aaa	$13,010	University of California Revenue Bonds (Multiple Purpose Projects), Series H, 5.50% due 9/01/2028 (b)	$12,233

	AAA	Aaa	4,000	University of California, Revenue Refunding Bonds (Multiple Purpose Projects), Series E, 5.125% due 9/01/2020 (d)	3,627

Total Investments (Cost—$118,906)—98.4%	115,734

Other Assets Less Liabilities—1.6%	1,916

Net Assets—100.0%	$117,650

(a)	AMBAC Insured.

(b)	FGIC Insured.

(c)	FSA Insured.

(d)	MBIA Insured.

(e)	The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2000.

(f)	The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2000.

+	Highest short-term rating by Moody’s Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Quality Profile

      The quality ratings of securities in the Fund as of May 31, 2000 were as follows:

Percent of
S&P Rating/Moody's Rating	Net Assets

AAA/Aaa	96.7%

Other+	1.7

+	Temporary investment in short-term securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

	As of May 31, 2000

Assets:	Investments, at value (identified cost—$118,905,550)		$115,734,082

	Cash		104,349

	Interest receivable		2,019,925

	Total assets		117,858,356

Liabilities:	Payables:

	Dividends to shareholders	$123,863

	Investment adviser	23,529	147,392

	Accrued expenses and other liabilities		60,994

	Total liabilities		208,386

Net Assets:	Net assets		$117,649,970

Capital:	Capital Stock (200,000,000 shares authorized):

	Preferred Stock, par value $.10 per share (1,960 shares of AMPS* issued and outstanding at $25,000 per share liquidation preference)		$49,000,000

	Common Stock, par value $.10 per share (5,065,505 shares issued and outstanding)	$506,551

	Paid-in capital in excess of par	74,702,630

	Undistributed investment income —net	393,107

	Accumulated realized capital loss on investments —net	(3,780,850)

	Unrealized depreciation on investments —net	(3,171,468)

	Total —Equivalent to $13.55 net asset value per share of Common Stock (market price—$13.25)		68,649,970

	Total capital		$117,649,970

*	Auction Market Preferred Stock.

      See Notes to Financial Statements.

Muniholdings California Insured Fund V, Inc., May 31, 2000

STATEMENT OF OPERATIONS

Investment Income:	For the Period July 23, 1999+ to May 31, 2000 Interest and amortization of premium and discount earned		$5,593,966

Expenses:	Investment advisory fees	$543,241

	Commission fees	98,043

	Accounting services	47,108

	Professional fees	35,318

	Listing fees	22,889

	Transfer agent fees	20,211

	Directors’ fees and expenses	18,263

	Printing and shareholder reports	9,534

	Pricing fees	5,534

	Custodian fees	5,493

	Other	4,087

	Total expenses before reimbursement	809,721

	Reimbursement of expenses	(329,774)

	Total expenses after reimbursement		479,947

	Investment income—net		5,114,019

Realized &	Realized loss on investments—net		(3,780,850)

Unrealized Loss on Investments—Net:	Unrealized depreciation on investments—net		(3,171,468)

	Net Decrease in Net Assets Resulting from Operations		$(1,838,299)

+	Commencement of operations.

      See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

		For the Period
		July 23, 1999+ to
	Increase (Decrease) in Net Assets:	May 31, 2000

Operations:	Investment income—net	$5,114,019

	Realized loss on investments—net	(3,780,850)

	Unrealized depreciation on investments—net	(3,171,468)

	Net decrease in net assets resulting from operations	(1,838,299)

Dividends to Shareholders:	Investment income—net: Common Stock	(3,299,523)

	Preferred Stock	(1,421,389)

	Net decrease in net assets resulting from dividends to shareholders	(4,720,912)

Capital Stock	Proceeds from issuance of Common Stock	75,882,570

Transactions:	Proceeds from issuance of Preferred Stock	49,000,000

	Offering costs resulting from the issuance of Common Stock	(261,272)

	Offering and underwriting costs resulting from the issuance of Preferred Stock	(512,122)

	Net increase in net assets derived from capital stock transactions	124,109,176

Net Assets:	Total increase in net assets	117,549,965

	Beginning of period	100,005

	End of period*	$117,649,970

	*Undistributed investment income—net	$393,107

+	Commencement of operations.

      See Notes to Financial Statements.

Muniholdings California Insured Fund V, Inc., May 31, 2000

FINANCIAL HIGHLIGHTS

	The following per share data and ratios have been derived
	from information provided in the financial statements.	For the Period
		July 23, 1999+ to
	Increase (Decrease) in Net Asset Value:	May 31, 2000

Per Share
Operating
Performance:	Net asset value, beginning of period	$15.00

	Investment income—net	1.01

	Realized and unrealized loss on investments—net	(1.38)

	Total from investment operations	(.37)

	Less dividends to Common Stock shareholders from investment income—net	(.65)

	Capital charge resulting from issuance of Common Stock	(.05)

	Effect of Preferred Stock activity:++

	Dividends to Preferred Stock shareholders: Investment income—net	(.28)

	Capital charge resulting from issuance of Preferred Stock	(.10)

	Total effect of Preferred Stock activity	(.38)

	Net asset value, end of period	$13.55

	Market price per share, end of period	$13.25

Total Investment Return:**	Based on market price per share	(7.12%)++++

	Based on net asset value per share	(5.01%)++++

Ratios Based on Average Net Assets Of Common Stock:	Total expenses, net of reimbursement***	.80%*

	Total expenses***	1.35%*

	Total investment income—net***	8.55%*

	Amount of dividends to Preferred Stock shareholders	2.38%*

	Investment income—net, to Common Stock shareholders	6.17%*

Ratios Based on Total Average Net Assets:***+++	Total expenses, net of reimbursement	.49%*

	Total expenses	.82%*

	Total investment income—net	5.18%*

Ratios Based on Average Net Assets Of Preferred Stock:	Dividends to Preferred Stock shareholders	3.65%*

Supplemental Data:	Net assets, net of Preferred Stock, end of period (in thousands)	$68,650

	Preferred Stock outstanding, end of period (in thousands)	$49,000

	Portfolio turnover	78.42%

Leverage:	Asset coverage per $1,000	$2,401

Dividends Per Share on Preferred Stock Outstanding:	Investment income—net	$725

*	Annualized.

**	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund’s Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund’s performance would have been lower.

***	Do not reflect the effect of dividends to Preferred Stock shareholders.

+	Commencement of operations.

++	The Fund’s Preferred Stock was issued on August 16, 1999.

+++	Includes Common and Preferred Stock average net assets.

++++	Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

      1. Significant Accounting Policies:

      MuniHoldings California Insured Fund V, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Prior to commencement of operations on July 23, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on June 15, 1999 to Fund Asset Management, L.P. (“FAM”) for $100,005. The Fund’s Common Stock is listed on the New York Stock Exchange under the symbol CAF. The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments—Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund’s pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

      (b) Derivative financial instruments—The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•	Financial futures contracts—The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures

Muniholdings California Insured Fund V, Inc., May 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

      contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•	Options—The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      (c) Income taxes—It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

      (d) Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

      (e) Offering expenses—Direct expenses relating to the public offering of the Fund’s Common and Preferred Stock were charged to capital at the time of issuance of the shares.

      (f) Dividends and distributions—Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

      2. Investment Advisory Agreement and Transactions With Affiliates:

      The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner.

      FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund’s average weekly net assets, including issuance of Preferred Stock. For the period July 23, 1999 to May 31, 2000, FAM earned fees of $543,241, of which $312,647 was voluntarily waived. FAM also reimbursed the Fund additional expenses of $17,127.

      During the period July 23, 1999 to May 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), an affiliate of FAM, received underwriting fees of $367,500 in connection with the issuance of the Fund’s Preferred Stock.

      Accounting services are provided to the Fund by FAM at cost.

      Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

      3. Investments:

      Purchases and sales of investments, excluding short-term securities, for the period July 23, 1999 to May 31, 2000 were $199,241,371 and $78,593,376, respectively.

      Net realized losses for the period July 23, 1999 to May 31, 2000 and net unrealized losses as of May 31, 2000 were as follows:

	Realized	Unrealized
	Losses	Losses

Long-term investments	$(3,776,685)	$(3,171,468)

Financial futures contracts	(4,165)	—

Total	$(3,780,850)	$(3,171,468)

      As of May 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $3,258,718, of which $476,411 related to appreciated securities and $3,735,129 related to depreciated securities. The aggregate cost of investments at May 31, 2000 for Federal income tax purposes was $118,992,800.

      4. Capital Stock Transactions:

      The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

      Shares issued and outstanding during the period July 23, 1999 to May 31, 2000 increased by 5,058,838 from shares sold.

Preferred Stock

      Auction Market Preferred Stock (“AMPS”) are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at May 31, 2000 was 4.00%.

      In connection with the offering of AMPS, the Board of Directors has reclassified 1,960 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period July 23, 1999 to May 31, 2000 increased by 1,960 as a result of the AMPS offering.

      The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period July 23, 1999 to May 31, 2000, MLPF&S, an affiliate of FAM, earned $74,056 as commissions.

      5. Capital Loss Carryforward:

      At May 31, 2000, the Fund had a net capital loss carryforward of approximately $620,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

      6. Subsequent Event:

      On June 7, 2000, the Fund’s Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070047 per share, payable on June 29, 2000 to shareholders of record as of June 19, 2000.

IMPORTANT TAX INFORMATION (UNAUDITED)

      All of the net investment income distributions paid by MuniHoldings California Insured Fund V, Inc. during its taxable year ended May 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

      Please retain this information for your records.

MANAGED DIVIDEND POLICY

      The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Pro-Forma Unaudited Financial Statements for

the Combined Fund, as of June 30, 2000

COMBINED SCHEDULE OF INVESTMENTS FOR

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC. AND
MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC.
As of June 30, 2000 (Unaudited)
(in thousands)

				Value

				MuniHoldings	MuniHoldings	Pro Forma
S&P	Moody’s	Face		California	California	for Combined
Ratings	Ratings	Amount		Insured Fund, Inc.	Insured Fund V, Inc.	Fund

California — 97.5%
AAA	Aaa	$1,000	ABAG Finance Authority for Nonprofit Corporations, California, COP (Children’s Hospital Medical Center), 6% due 12/01/2029(a)	—	$1,031	$1,031

AAA	Aaa	3,345	ABC California Unified School District, GO, Series A, 5.625% due 8/01/2020(f)	$3,353	—	3,353

AAA	Aaa	4,000	Acalanes, California, Unified High School District, GO, 5.80% due 8/01/2024(f)	4,036	—	4,036

AAA	Aaa	5,250	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien, Series A, 5% due 10/01/2029(g)	—	4,716	4,716

			Alameda County, California, COP (g):
AAA	Aaa	3,600	(Alameda County Medical Center Project), 5.30% due 6/01/2026	3,415	—	3,415
AAA	Aaa	4,985	(Financing Project), 6% due 9/01/2021	5,157	—	5,157

			Alameda County, California, COP, Refunding:
AAA	Aaa	4,280	(Capital Projects), 5% due 6/01/2022(a)	3,913	—	3,913
AAA	Aaa	2,885	(Santa Rita Jail Project), 5.70% due 12/01/2014(g)	—	2,960	2,960

AAA	Aaa	4,535	Bakersfield, California, COP, Refunding (Convention Center Expansion Project), 5.875% due 4/01/2022(g)	4,601	—	4,601

AAA	Aaa	3,885	Berkeley, California, GO, Series C, 5.375% due 9/01/2029(c)	—	3,711	3,711

			Berkley, California, Unified School District, GO, Series I(f):
AAA	Aaa	1,000	5.75% due 8/01/2019	1,017	—	1,017
AAA	Aaa	1,000	5.75% due 8/01/2020	1,012	—	1,012
AAA	Aaa	4,520	5.875% due 8/01/2024	2,561	2,033	4,594

			California Educational Facilities Authority Revenue Refunding Bonds(g):
AAA	Aaa	5,815	(Occidental College), 5.625% due 10/01/2017	2,943	2,958	5,901
AAA	Aaa	5,000	(Occidental College), 5.70% due 10/01/2027	2,000	3,000	5,000
AAA	Aaa	11,500	(University of San Francisco), Series A, 6% due 10/01/2026	11,777	—	11,777

			California HFA , Home Mortgage Revenue Bonds:
AAA	Aaa	4,125	AMT, Series E, 6.10% due 8/01/2029(a)	4,156	—	4,156
AAA	Aaa	2,000	Series A, 5.85% due 8/01/2016(d)(g)	2,027	—	2,027
AA-	Aa2	5,000	Series D, 5.85% due 8/01/2017	5,081	—	5,081

			California HFA, S/ F Mortgage Revenue Bonds, AMT(g):
AAA	Aaa	3,590	Series A1, Class II, 6% due 8/01/2020	3,616	—	3,616
AAA	Aaa	5,810	Series C2, Class II, 5.625% due 8/01/2020(d)	5,610	—	5,610

COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC. AND
MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC. — (Continued)
As of June 30, 2000 (Unaudited)
(in thousands)

				Value

				MuniHoldings	MuniHoldings	Pro Forma
S&P	Moody’s	Face		California	California	for Combined
Ratings	Ratings	Amount		Insured Fund, Inc.	Insured Fund V, Inc.	Fund

			California Health Facilities Finance Authority Revenue Refunding Bonds:
A1+	VMIG1†	$9,900	(Adventist Hospital), VRDN, Series A, 4.20% due 9/01/2028(g)(h)	$9,900	—	$9,900
A1+	VMIG1†	5,600	(Adventist Hospital), VRDN, Series B, 4.20% due 9/01/2028(g)(h)	5,100	$500	5,600
AAA	Aaa	2,500	(Catholic Healthcare West), Series A, 6% due 7/01/2025(g)	2,549	—	2,549
AAA	Aaa	4,500	(Children’s Hospital), 5.375% due 7/01/2020(g)	4,332	—	4,332
AAA	Aaa	3,950	(De Las Companas), Series A, 5.75% due 7/01/2015	2,564	1,487	4,051
AAA	Aaa	2,000	(Kaiser Permanente), Series A, 5% due 6/01/2024(f)	—	1,794	1,794
AAA	Aaa	6,500	(Sutter Health), Series A, 5.35% due 8/15/2028(g)	6,088	—	6,088
AAA	Aaa	2,500	(Sutter Health), Series C, 5.125% due 8/15/2022(f)	—	2,300	2,300

			California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and Electric), VRDN(h):
A1+	NR*	1,100	AMT, Series B, 4.35% due 11/01/2026	1,100	—	1,100
A1+	NR*	1,500	Series A, 4.20% due 12/01/2018	100	1,400	1,500
A1+	NR*	2,300	Series C, 4.30% due 11/01/2026	—	2,300	2,300
A1+	VMIG1†	1,300	Series E, 2.75% due 11/01/2026	1,300	—	1,300
A1+	NR*	1,000	Series F, 4.20% due 11/01/2026	1,000	—	1,000

			California Pollution Control Financing Authority, PCR, Refunding (Southern California Edison Company), VRDN(h):
A1	VMIG1†	2,900	Series A, 4.60% due 2/28/2008	—	2,900	2,900
A+	A1	800	Series D, 4.60% due 2/28/2008	800	—	800

AAA	NR*	2,000	California State, GO, 5.50% due 6/01/2025(c)	1,955	—	1,955

AAA	Aaa	5,000	California State, GO, Refunding, 4.25% due 10/01/2026(g)	3,939	—	3,939

			California State Public Works Board, Lease Revenue Bonds(a):
AAA	Aaa	4,450	(Department of Corrections), Series A, 5.25% due 1/01/2021	4,241	—	4,241
AAA	Aaa	24,370	(Various University of California Projects), Series C, 5.125% due 9/01/2022	22,704	—	22,704

			California State Public Works Board, Lease Revenue Refunding Bonds:
AAA	Aaa	5,025	(California State University), Series A, 5.50% due 10/01/2014(g)	5,135	—	5,135
AAA	Aaa	8,750	(Department of Corrections), Series B, 5.625% due 11/01/2019(g)	7,551	1,259	8,810
AAA	Aaa	10,260	(Department of Corrections), Series B, 5% due 9/01/2021(g)	5,496	3,934	9,430
AAA	Aaa	2,625	(Various Community College Project), Series B, 5.625% due 3/01/2019(a)	2,642	—	2,642

AAA	Aaa	3,500	California State Veterans Bonds, GO, Refunding, AMT, Series BH, 5.50% due 12/01/2024(f)	3,359	—	3,359

COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC. AND
MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC. — (Continued)
As of June 30, 2000 (Unaudited)
(in thousands)

				Value

				MuniHoldings	MuniHoldings	Pro Forma
S&P	Moody’s	Face		California	California	for Combined
Ratings	Ratings	Amount		Insured Fund, Inc.	Insured Fund V, Inc.	Fund

			California Statewide Communities Development Authority, COP:
BBB+	Baa1	$7,000	(Catholic Healthcare West), 6.50% due 7/01/2020	$6,930	—	$6,930
NR*	VMIG1†	1,900	(Continuing Care/ University Project), VRDN, 4.20% due 11/15/2028(h)	1,200	$700	1,900
AAA	Aaa	10,000	(Kaiser Permanente), 5.30% due 12/01/2015(f)	9,962	—	9,962
AAA	Aaa	5,000	(Sutter Health Obligation Group), 6% due 8/15/2025(g)	5,095	—	5,095

			California Statewide Communities Development Authority, COP, Refunding:
AAA	NR*	2,500	(Huntington Memorial Hospital), 5.80% due 7/01/2026(i)	2,505	—	2,505
AAA	NR*	2,035	(San Diego State University Foundation), 5.30% due 3/01/2017(a)	2,003	—	2,003

AAA	Aaa	8,735	Calleguas-Las Virgines, California, Public Financing Authority, Installment Purchase Revenue Refunding Bonds (Las Virgines Municipal Water District), 5% due 11/01/2023(f)	4,310	3,641	7,951

AAA	Aaa	1,640	Campbell, California, Unified High School District, GO, 5.70% due 8/01/2025(f)	—	1,642	1,642

			Capistrano, California, Unified Public Financing Authority, Special Tax Revenue Refunding Bonds, First Lien, Series A(a):
AAA	Aaa	16,770	5.70% due 9/01/2016	17,178	—	17,178
AAA	Aaa	10,640	5.70% due 9/01/2020	10,704	—	10,704

AAA	Aaa	2,395	Capistrano, California, Unified School District, Community Facility District, Special Tax Refunding Bonds (Las Flores), Number 92-1, 5% due 9/01/2023(g)	1,270	910	2,180

AAA	Aaa	8,705	Castaic Lake, California, Water Agency Revenue Bonds, COP (Water System Improvement Project), 5.50% due 8/01/2023(a)	8,526	—	8,526

AAA	Aaa	21,000	Central Coast Water Authority, California, Regional Facilities Revenue Refunding Bonds (State Water Project), Series A, 5% due 10/01/2022(a)	16,634	2,772	19,406

AAA	Aaa	2,060	Chaffey Community College District, California, COP, Refunding, 5.20% due 9/01/2023(g)	1,934	—	1,934

AAA	Aaa	6,995	Chino, California, Unified School District, COP, Refunding, 6.125% due 9/01/2026(f)	7,200	—	7,200

			Contra Costa County, California, COP, Refunding:
AAA	Aaa	4,570	(Capital Projects Program), 5.25% due 2/01/2021(a)	4,365	—	4,365
AAA	Aaa	3,690	(Merrithew Memorial Hospital Project), 5.50% due 11/01/2022(g)	3,593	—	3,593

AAA	Aaa	6,450	Contra Costa County, California, Pubic Financing, Lease Revenue Refunding Bonds (Various Capital Facilities), Series 1999A, 5% due 6/01/2028(g)	5,798	—	5,798

			Contra Costa, California, Water District, Water Revenue Bonds, Series G(g):
AAA	Aaa	4,600	5.75% due 10/01/2014	4,743	—	4,743
AAA	Aaa	6,140	5% due 10/01/2024	5,578	—	5,578

COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC. AND
MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC. — (Continued)
As of June 30, 2000 (Unaudited)
(in thousands)

				Value

				MuniHoldings	MuniHoldings	Pro Forma
S&P	Moody’s	Face		California	California	for Combined
Ratings	Ratings	Amount		Insured Fund, Inc.	Insured Fund V, Inc.	Fund

AAA	Aaa	$2,370	Corona, California, Public Financing Authority Revenue Refunding Bonds, Superior Lien, Series A, 5% due 9/01/2020(f)	—	$2,188	$2,188

AAA	Aaa	1,870	Davis, California, Joint Unified School District, Community Facilities District, Special Tax Refunding Bonds, Number One, 5.50% due 8/15/2021(g)	$1,842	—	1,842

AAA	Aaa	4,655	Delta County, California, Home Mortgage Finance Authority, S/ F Mortgage Revenue Bonds, AMT, Series A, 5.35% due 6/01/2024(e)(g)	4,294	—	4,294

AAA	Aaa	5,655	East Side Union High School District, California, Santa Clara County, GO, Series E, 5% due 9/01/2023(c)	5,149	—	5,149

AAA	Aaa	6,205	East Side Union High School District, California, Santa Clara County, GO, 5% due 9/01/2022(c)	5,676	—	5,676

AAA	Aaa	7,000	El Dorado County, California, Public Agency Financing Authority Revenue Refunding Bonds, 5.50% due 2/15/2021(c)	6,881	—	6,881

AAA	Aaa	5,000	Escondido, California, COP, Refunding (Wastewater Project), 5.70% due 9/01/2026(a)	—	5,002	5,002

AAA	Aaa	5,000	Fontana, California, Redevelopment Agency Tax Allocation Refunding Bonds (Southwest Industrial Park Project), 5% due 9/01/2022(g)	4,574	—	4,574

AAA	Aaa	3,000	Fremont, California, Unified School District, Alameda County, GO, Refunding, 5.25% due 9/01/2019(g)	2,898	—	2,898

AAA	Aaa	4,455	Fresno, California, Airport Revenue Bonds, AMT, Series B, 5.50% due 7/01/2020(f)	4,407	—	4,407

AAA	Aaa	5,200	Glendale, California, Unified School District, GO, Series B, 5.125% due 9/01/2023(f)	4,824	—	4,824

AAA	Aaa	1,700	Inglewood, California, Unified School District, GO, Series A, 5.60% due 10/01/2024(c)	1,686	—	1,686

AAA	Aaa	6,000	Irvine, California, Public Facilities and Infrastructure Authority, Assessment Revenue Refunding Bonds, Series A, 5.05% due 9/02/2022(a)	5,529	—	5,529

AAA	Aaa	2,300	Irvine, California, Unified School District, Special Tax (Community Facilities District Number 86-1), 5.375% due 11/01/2020(a)	2,240	—	2,240

AAA	Aaa	4,665	Irvine, California, Unified School District, Special Tax Refunding Bonds (Community Facilities District Number 86-1), 5.80% due 11/01/2020(a)	4,732	—	4,732

AAA	Aaa	7,500	La Quinta, California, Redevelopment Agency, Housing Tax Allocation Bonds (Redevelopment Project Areas Number One & Two), 6% due 9/01/2025(g)	7,661	—	7,661

			Long Beach, California, Bond Finance Authority, Lease Revenue Bonds (Rainbow Harbor Refinancing Project), Series A(a):
AAA	Aaa	2,750	5.125% due 5/01/2020	2,582	—	2,582
AAA	Aaa	4,000	5.25% due 5/01/2024	3,787	—	3,787

COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC. AND
MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC. — (Continued)
As of June 30, 2000 (Unaudited)
(in thousands)

				Value

				MuniHoldings	MuniHoldings	Pro Forma
S&P	Moody’s	Face		California	California	for Combined
Ratings	Ratings	Amount		Insured Fund, Inc.	Insured Fund V, Inc.	Fund

AAA	Aaa	$3,740	Long Beach, California, Harbor Revenue Bonds, AMT, 5.375% due 5/15/2020(g)	$3,579	—	$3,579

AAA	Aaa	3,590	Long Beach, California, Water Revenue Refunding Bonds, Series A, 5% due 5/01/2024(g)	3,264	—	3,264

AAA	Aaa	10,650	Los Altos, California, School District GO, Series A, 5% due 8/01/2023(f)	9,699	—	9,699

AAA	Aaa	29,650	Los Angeles, California, Convention and Exhibition Center Authority, Lease Revenue Refunding Bonds, Series A, 5.375% due 8/15/2018(g)	24,095	$5,065	29,160

			Los Angeles, California, Department of Water and Power, Electric Plant Revenue Refunding Bonds:
A+	Aa3	2,000	5.875% due 2/15/2020	2,021	—	2,021
A+	Aa3	5,000	6% due 2/15/2028	2,538	2,538	5,076

AAA	Aaa	4,230	Los Angeles, California, M/ F Housing Revenue Refunding Bonds, Senior Series G, 5.65% due 1/01/2014(f)	4,191	—	4,191

			Los Angeles, California, Unified School District, GO(c):
AAA	Aaa	3,000	Series A, 5% due 7/01/2021	2,759	—	2,759
AAA	Aaa	6,415	Series B, 5% due 7/01/2023	5,843	—	5,843

AAA	Aaa	12,000	Los Angeles, California, Wastewater System Revenue Bonds, Series A, 5% due 6/01/2023(c)	10,918	—	10,918

AAA	Aaa	7,370	Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax Revenue Bonds, Proposition C, Second Senior Series B, 5.25% due 7/01/2023(a)	6,984	—	6,984

			Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax Revenue Refunding Bonds, Proposition A, First Tier:
AAA	Aaa	3,305	Senior Series A, 5.25% due 7/01/2027(g)	3,110	—	3,110
AAA	Aaa	1,700	Senior Series C, 5% due 7/01/2026(a)	1,538	—	1,538

AAA	Aaa	3,430	Los Angeles County, California, Public Works Financing Authority, Lease Revenue Bonds (Multiple Capital Facilities Project V), Series B, 5.125% due 12/01/2029(a)	—	3,159	3,159

A1+	VMIG1†	8,400	M-S-R Public Power Agency, California, Revenue Refunding Bonds (San Juan Project), VRDN, Sub-Lien, Series D, 4.25% due 7/01/2018(g)(h)	5,600	2,800	8,400

AAA	NR*	2,000	Madera County, California, COP, Refunding (Valley Children’s Hospital Project), 5% due 3/15/2023(g)	1,820	—	1,820

AAA	Aaa	2,000	Menlo Park, California, Community Development Agency, Tax Allocation Refunding Bonds (Las Pulgas Community Development Project), 5.375% due 6/01/2016(a)	2,002	—	2,002

AAA	Aaa	2,000	Metropolitan Water District, Southern California, Waterworks Revenue Insured Bonds, Series C, 5% due 7/01/2027(g)	—	1,806	1,806

AAA	Aaa	3,500	Mojave, California, Water Agency, GO, Refunding (Improvement District — Morongo Basin), 5.80% due 9/01/2022(c)	3,527	—	3,527

COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC. AND
MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC. — (Continued)
As of June 30, 2000 (Unaudited)
(in thousands)

				Value

				MuniHoldings	MuniHoldings	Pro Forma
S&P	Moody’s	Face		California	California	for Combined
Ratings	Ratings	Amount		Insured Fund, Inc.	Insured Fund V, Inc.	Fund

AAA	Aaa	$2,000	Montebello, California, Community Redevelopment Agency, Housing Tax Allocation Bonds, Series A, 5.45% due 9/01/2019(f)	$1,952	—	$1,952

AAA	Aaa	16,000	Norco, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Norco Redevelopment Project — Area Number One), 5.75% due 3/01/2026(g)	16,069	—	16,069

AAA	Aaa	2,140	North City West, California, School Facilities Financing Authority, Special Tax Refunding Bonds, Series B, 6% due 9/01/2019(f)	2,212	—	2,212

AAA	Aaa	17,450	Northern California Power Agency, Public Power Revenue Refunding Bonds (Hydroelectric Project Number One), Series A, 5.125% due 7/01/2023(g)	13,392	$2,780	16,172

AAA	Aaa	7,400	Northern California, Transmission Revenue Refunding Bonds (California-Oregon Transmission Project), Series A, 5.25% due 5/01/2020(g)	7,074	—	7,074

AAA	Aaa	9,995	Oakland, California, Alameda County Unified School District, GO, Refunding, Series C, 5.50% due 8/01/2019(c)	9,948	—	9,948

			Oakland, California, Alameda County Unified School District, GO, Series F(g):
AAA	Aaa	5,245	5.625% due 8/01/2021	5,251	—	5,251
AAA	Aaa	6,000	5.50% due 8/01/2024	—	5,866	5,866

			Oakland, California, GO:
AAA	Aaa	2,500	Measure 1, 5.85% due 12/15/2022(c)	—	2,535	2,535
AAA	Aaa	1,300	Measure K, Series C, 5.80% due 12/15/2018(g)	1,326	—	1,326

AAA	Aaa	7,105	Oakland, California, Joint Powers Financing Authority, Lease Revenue Bonds (Oakland Administration Buildings), 5.75% due 8/01/2021(a)	7,159	—	7,159

AAA	Aaa	4,500	Oakland, California, State Building Authority, Lease Revenue Bonds (Elihu M. Harris), Series A, 5% due 4/01/2023(a)	4,101	—	4,101

AAA	Aaa	5,000	Olivenhain Municipal Water District, California, Water Revenue Refunding Bonds, COP (Capital Projects), 5.125% due 6/01/2028(c)	4,581	—	4,581

AAA	Aaa	5,750	Palm Desert, California, Financing Authority, Tax Allocation Revenue Refunding Bonds (Project Area Number One), 5.45% due 4/01/2018(g)	5,727	—	5,727

AAA	Aaa	1,000	Palm Springs, California, COP, Refunding (Multiple Capital Facilities Project), 5.75% due 4/01/2017(a)	1,023	—	1,023

AAA	Aaa	4,000	Pittsburg, California, Public Financing Authority, Water Revenue Bonds, 5.50% due 6/01/2027(g)	3,902	—	3,902

AAA	Aaa	2,700	Pleasanton, California, Unified School District, GO, Series D, 5.375% due 8/01/2023(g)	—	2,605	2,605

COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC. AND
MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC. — (Continued)
As of June 30, 2000 (Unaudited)
(in thousands)

				Value

				MuniHoldings	MuniHoldings	Pro Forma
S&P	Moody’s	Face		California	California	for Combined
Ratings	Ratings	Amount		Insured Fund, Inc.	Insured Fund V, Inc.	Fund

			Pomona, California, Public Financing Authority Revenue Refunding Bonds:
AAA	Aaa	$4,350	(Southwest Pomona Redevelopment Project), Series W, 5% due 2/01/2024(g)	$3,958	—	$3,958
AAA	Aaa	2,000	(Water Facilities Project), Series AA, 5% due 5/01/2029	1,795	—	1,795

AAA	Aaa	2,000	Port Oakland, California, Port Revenue Bonds, AMT, Series G, 5.375% due 11/01/2025(g)	1,883	—	1,883

AAA	Aaa	5,000	Port Oakland, California, Port Revenue Refunding Bonds, Series I, 5.40% due 11/01/2017(g)	4,988	—	4,988

AAA	Aaa	1,800	Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation Bonds (Rancho Redevelopment Project), 5.25% due 9/01/2026(g)	1,695	—	1,695

AAA	Aaa	3,000	Roseville, California, Electric System Revenue Bonds, COP, 5.50% due 2/01/2024(f)	1,956	$978	2,934

AAA	NR*	13,920	Sacramento, California, Cogeneration Authority, Cogeneration Project Revenue Refunding Bonds, 5.20% due 7/01/2021(g)	13,178	—	13,178

AAA	Aaa	6,000	Sacramento, California, Municipal Utility District, Electric Revenue Bonds, Series K, 5.70% due 7/01/2017	6,287	—	6,287

AAA	Aaa	10,825	Sacramento, California, Municipal Utility District, Electric Revenue Refunding Bonds, Series L, 5.125% due 7/01/2022(g)	10,089	—	10,089

AAA	Aaa	3,500	Sacramento, California, Power Authority Revenue Bonds (Cogeneration Project), 5.875% due 7/01/2015(g)	3,632	—	3,632

AA	Aa3	3,750	Sacramento County, California, Sanitation District, Financing Authority Revenue Refunding Bonds, Series A, 6% due 12/01/2020	3,842	—	3,842

AAA	Aaa	7,000	Salida, California, Area Public Facilities Financing Agency, Community Facilities District Special Tax Refunding Bonds (No. 1988-1), 5.25% due 9/01/2028(f)	6,570	—	6,570

AAA	Aaa	2,800	San Bernardino, California, Joint Powers Financing Authority, Lease Revenue Bonds (Department of Transportation Lease), Series A, 5.50% due 12/01/2020(g)	2,759	—	2,759

AAA	NR*	1,480	San Bernardino County, California, COP, Refunding (Medical Center Financing Project), 5.50% due 8/01/2019(g)	1,454	—	1,454

AAA	Aaa	5,000	San Diego, California, Certificates of Undivided Interest, Water Utility Fund, Net System Revenue Bonds, 5% due 8/01/2021(c)	1,839	2,758	4,597

			San Diego, California, Public Facilities Financing Authority, Sewer Revenue Bonds(c):
AAA	Aaa	7,000	5% due 5/15/2020	4,609	1,844	6,453
AAA	Aaa	5,055	Series A, 5.25% due 5/15/2027	4,766	—	4,766

AAA	Aaa	1,740	San Diego County, California, Water Authority, Water Revenue Bonds, COP, Series A, 5% due 5/01/2022(c)	1,591	—	1,591

COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC. AND
MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC. — (Continued)
As of June 30, 2000 (Unaudited)
(in thousands)

				Value

				MuniHoldings	MuniHoldings	Pro Forma
S&P	Moody’s	Face		California	California	for Combined
Ratings	Ratings	Amount		Insured Fund, Inc.	Insured Fund V, Inc.	Fund

AAA	Aaa	$6,795	San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue Bonds, 5.50% due 7/01/2026(c)	$6,639	—	$6,639

AAA	Aaa	3,000	San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue Refunding Bonds, 5% due 7/01/2028(a)	2,696	—	2,696

			San Francisco, California, City and County Airport Commission, International Airport Revenue Bonds:
AAA	Aaa	5,750	AMT, Second Series, Issue 12A, 5.80% due 5/01/2021(c)	5,756	—	5,756
AAA	Aaa	15,160	Second Series, Issue 15B, 5% due 5/01/2024(g)	11,496	$2,270	13,766
AAA	Aaa	5,540	Special Facilities Lease (SFO Fuel Co. LLC), AMT, Series A, 5.25% due 1/01/2022(a)	5,181	—	5,181

AAA	Aaa	5,910	San Francisco, California, City and County Redevelopment Agency, Hotel Tax Revenue Refunding Bonds, 5% due 7/01/2025(f)	3,171	2,184	5,355

AAA	Aaa	9,000	San Francisco, California, State Building Authority, Lease Revenue Bonds (San Francisco Civic Center Complex), Series A, 5.25% due 12/01/2021(a)	8,588	—	8,588

			San Jose, California, Redevelopment Agency Tax Allocation Bonds (Merged Area Redevelopment Project):
AAA	Aaa	3,000	5% due 8/01/2021(a)	2,758	—	2,758
AAA	Aaa	14,835	5% due 8/01/2026(a)	13,414	—	13,414
AAA	Aaa	2,000	5.25% due 8/01/2029(g)	—	1,875	1,875

AAA	Aaa	2,000	San Jose-Santa Clara, California, Water Financing Authority, Sewer Revenue Bonds, Series A, 5.375% due 11/15/2020(c)	1,941	—	1,941

			San Mateo-Foster City, California, School District, GO(c):
AAA	NR*	1,000	5% due 8/01/2023	911	—	911
AAA	Aaa	5,000	5.30% due 8/01/2029	4,724	—	4,724

AAA	Aaa	2,000	San Rafael, California, Redevelopment Agency, Tax Allocation Bonds (Central San Rafael Redevelopment Project), 5% due 12/01/2022(a)	—	1,829	1,829

AAA	Aaa	5,000	Santa Ana, California, Financing Authority, Revenue Refunding Bonds (South Harbor Boulevard), Series A, 5% due 9/01/2019(g)	4,633	—	4,633

NR*	Aaa	7,000	Santa Clara, California, Redevelopment Agency, Tax Allocation Bonds, RIB, Series 164, 6.35% due 6/01/2023(a)(b)	1,923	4,808	6,731

AAA	NR*	5,000	Santa Clara, California, Unified School District, GO, 5% due 8/01/2022(c)	4,575	—	4,575

AAA	Aaa	21,750	Santa Clara County, California, Financing Authority, Lease Revenue Refunding Bonds, Series A, 5% due 11/15/2022(a)	19,888	—	19,888

AAA	Aaa	14,500	Santa Clara Valley, California, Water District, COP, Refunding and Improvement Bonds, Series A, 6% due 2/01/2024(c)	12,730	2,037	14,767

AAA	Aaa	9,000	Santa Fe Springs, California, Community Development, Commission Tax Allocation Refunding Bonds (Consolidated Redevelopment Project), Series A, 5% due 9/01/2022(g)	8,233	—	8,233

COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC. AND
MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC. — (Continued)
As of June 30, 2000 (Unaudited)
(in thousands)

				Value

				MuniHoldings	MuniHoldings	Pro Forma
S&P	Moody’s	Face		California	California	for Combined
Ratings	Ratings	Amount		Insured Fund, Inc.	Insured Fund V, Inc.	Fund

AAA	Aaa	$5,110	Santa Monica, California, Redevelopment Agency, Tax Allocation Bonds (Earthquake Recovery Redevelopment Project), 6% due 7/01/2029(a)	—	$5,253	$5,253

AAA	Aaa	2,500	South County, California, Regional Wastewater Authority Revenue Refunding Bonds (Regional Wastewater Facilities Project), Series A, 5% due 8/01/2022(g)	$2,279	—	2,279

A1+	VMIG1†	700	Southern California Public Power Authority, Power Project Revenue Refunding Bonds (Palo Verde Project), VRDN, Series C, 4.30% due 7/01/2017(a)(h)	300	400	700

AAA	Aaa	3,370	Tahoe Truckee, California, Unified School District, GO (Improvement District Number One), Series A, 5.75% due 8/01/2020(c)	3,408	—	3,408

AAA	Aaa	13,250	Tracy, California, Area Public Facilities Financing Agency, Special Tax Refunding Bonds (Community Facilities District Number 87-1), Series H, 5.875% due 10/01/2019(g)	13,557	—	13,557

AAA	Aaa	7,250	Turlock, California, Irrigation District Revenue Refunding Bonds, Series A, 5% due 1/01/2026(g)	6,563	—	6,563

			University of California, COP, Series A(a):
AAA	Aaa	2,000	5.125% due 11/01/2020	1,876	—	1,876
AAA	Aaa	10,410	5.25% due 11/01/2024	9,836	—	9,836
AAA	Aaa	3,000	5.30% due 11/01/2029	2,830	—	2,830

AAA	Aaa	9,875	University of California, Hospital Revenue Bonds (University of California Medical Center), 5.75% due 7/01/2015(a)	10,155	—	10,155

			University of California Revenue Bonds:
AAA	Aaa	4,000	(Multiple Purpose Projects), Series H, 5.50% due 9/01/2028(c)	—	3,894	3,894
AAA	Aaa	3,000	(Research Facilities), Series D, 5% due 9/01/2024(f)	2,726	—	2,726

			University of California Revenue Refunding Bonds:
AAA	Aaa	19,200	(Multiple Purpose Projects), Series E, 5.125% due 9/01/2020(g)	14,280	3,758	18,038
AAA	Aaa	2,000	(Research Facilities), Series C, 5% due 9/01/2021(f)	1,838	—	1,838

Puerto Rico — 1.5%
AAA	Aaa	5,000	Puerto Rico Commonwealth, GO, 5% due 7/01/2027(f)	4,497	—	4,497

A	Baa1	7,670	Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue Bonds, Series B, 6% due 7/01/2026	5,735	2,023	7,758

AAA	Aaa	1,000	Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue Refunding Bonds (Inter-American University), Series A, 5% due 10/01/2022(g)	912	—	912

AAA	Aaa	1,100	Puerto Rico Municipal Finance Agency, GO, Series A, 5.50% due 8/01/2017(f)	1,105	—	1,105

Total Investments (Cost — $919,810) — 99.0%				801,670	120,203	921,873

COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC. AND
MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC. — (Concluded)
As of June 30, 2000 (Unaudited)
(in thousands)

	Value

	MuniHoldings	MuniHoldings	Pro Forma
	California	California	for Combined
	Insured Fund, Inc.	Insured V Fund, Inc.	Fund

Other Assets Less Liabilities — 1.0%	$7,690	$1,776	$6,340 **

Net Assets — 100.0%	$809,360	$121,979	$928,213 **

(a)	AMBAC Insured.

(b)	The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2000.

(c)	FGIC Insured.

(d)	FHA Insured.

(e)	FNMA/ GNMA Collateralized.

(f)	FSA Insured.

(g)	MBIA Insured.

(h)	The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2000.

(i)	Connie Lee Insured.

*	Not Rated.

**	Amounts reflect Pro Forma adjustments to the Statement of Assets, Liabilities and Capital.

  †  Highest short-term rating by Moody’s Investors Service, Inc.

      Ratings of issues shown have not been audited by             .

See Notes to Financial Statements.

Portfolio Abbreviations	To simplify the listings of MuniHoldings California Insured Fund’s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.
AMT	Alternative Minimum Tax (subject to)
COP	Certificates of Participation
GO	General Obligation Bonds
HFA	Housing Finance Agency
M/ F	Multi-Family
PCR	Pollution Control Revenue Bonds
RIB	Residual Interest Bonds
S/ F	Single-Family
VRDN	Variable Rate Demand Notes

      The following unaudited pro forma Combined Statement of Assets, Liabilities and Capital has been derived from the Statement of Assets, Liabilities and Capital of MuniHoldings California Insured Fund, Inc. as of June 30, 2000 and the Statement of Assets, Liabilities and Capital of MuniHoldings California Insured Fund V, Inc. as of May 31, 2000 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on June 30, 2000. The pro forma Combined Statement of Assets, Liabilities and Capital is presented for informational purposes only and does not purport to be indicative of the financial conditions that actually would have resulted if the Reorganization has been consummated at June 30, 2000. The pro forma Combined Statement of Assets, Liabilities and Capital should be read in conjunction with the Funds’ financial statements and related notes thereto which are included in the Joint Proxy Statement and Prospectus.

PRO FORMA COMBINED STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

FOR MUNIHOLDINGS CALIFORNIA INSURED FUND, INC. AND
MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC.,
As of June 30, 2000 (Unaudited)

	MuniHoldings	MuniHoldings		Pro Forma
	California	California		for
	Insured Fund, Inc.	Insured Fund V, Inc.	Adjustments	Combined Fund

Assets:

Investments, at value*	$801,670,549	$120,203,179		$921,873,728

Cash	111,794	—		111,794

Receivables:

Interest	14,054,182	1,837,733		15,891,915

Securities sold	2,205,954	3,611,754		5,817,708

Prepaid expenses and other assets	85,150	5,288		90,438

Total assets	818,127,629	125,657,954		943,785,583

Liabilities:

Payables:

Securities purchased	7,767,061	—		7,767,061

Custodian bank	—	3,500,544		3,500,544

Dividends to shareholders	457,151	147,763	$2,916,564	3,521,478

Investment adviser	294,842	30,327		325,169

Accrued expenses and other liabilities	248,353	—	210,000 (1)	458,353

Total liabilities	8,767,407	3,678,634	3,126,564	15,572,605

Net Assets:

Net Assets	$809,360,222	$121,979,320	($3,126,564)	$928,212,978

Capital
Capital Stock (200,000,000 shares authorized)

Preferred Stock, par value $.10 per share of AMPS** issued and outstanding† at $25,000 per share liquidation preference	$341,000,000	$49,000,000		$390,000,000

Common Stock par value $.10 per share issued and outstanding‡	3,519,473	507,368	$40,478	4,067,319

Paid-in capital in excess of par	525,412,138	74,818,047	(250,478)	599,979,707

Undistributed investment income — net	2,523,567	392,997	(2,916,564)	—

	MuniHoldings	MuniHoldings		Pro Forma
	California	California		for
	Insured Fund, Inc.	Insured Fund V, Inc.	Adjustments	Combined Fund

Accumulated realized capital losses on investments — net	(64,105,456)	(3,791,806)		(67,897,262)

Unrealized appreciation on investments — net	1,010,500	1,052,714		2,063,214

Total capital	$809,360,222	$121,979,320	($3,126,564)	$928,212,978

Net asset value per share of Common Stock	$13.31	$14.38		$13.23

* Identified Cost	$800,660,049	$119,150,465		$919,810,514

† Shares issued and outstanding	13,640	1,960		15,600

‡ Shares issued and outstanding	35,194,726	5,073,679	404,778	40,673,183

**	Auction Market Preferred Stock.

(1)	Reflects the charge for estimated Reorganization expenses of $210,000 of which $118,000 is attributable to MuniHoldings California Insured Fund, Inc. and $92,000 is attributable to MuniHoldings California Insured Fund V, Inc.

See Notes to Financial Statements.

      The following unaudited pro forma Combined Statement of Operations has been derived from the statement of operations of MuniHoldings California Insured Fund, Inc. for the year ended June 30, 2000 and the statement of operations of MuniHoldings California Insured Fund V, Inc. for the year ended May 31, 2000, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on June 30, 2000. The pro forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization has been consummated on June 30, 2000 nor which may result from future operations. The pro forma Combined Statement of Operations should be read in conjunction with the Funds’ financial statements and related notes thereto which are included in the Joint Proxy Statement and Prospectus.

PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.,
AND MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC.
For the Period July 1, 1999 to June 30, 2000
(Unaudited)

	MuniHoldings	MuniHoldings		Pro Forma
	California	California		for
	Insured Fund, Inc.	Insured Fund V, Inc.	Adjustments(1)	Combined Fund(2)

Investment Income:

Interest and amortization of premium and discount earned	$23,274,097	$6,189,311		$29,463,408

Expenses:

Investment advisory fees	2,266,567	596,077		2,862,644

Commission fees	452,568	108,683		561,251

Reorganization expenses	447,161	—		447,161

Accounting services	80,441	53,456	$(33,000)	100,897

Transfer agent fees	85,935	22,700	(9,800)	98,835

Professional fees	63,023	40,364	(40,364)	63,023

Directors’ fees and expenses	30,187	20,462	(20,462)	30,187

Listing fees	24,558	24,273	(16,000)	32,831

Printing and shareholder reports	19,968	11,092		31,060

Custodian fees	20,785	5,983	(2,000)	24,768

Pricing fees	10,488	6,049	(1,000)	15,537

Organization expense	11,898	—		11,898

Other	25,312	5,277	(4,000)	26,589

Total expenses before reimbursement	3,538,891	894,416	(126,626)	4,306,681

Reimbursement of expenses	(265,093)	(348,164)	—	(613,257)

Total expenses after reimbursement	3,273,798	546,252	(126,626)	3,693,424

Investment income — net	20,000,299	5,643,059	126,626	25,769,984

Realized & Unrealized Gains(Loss) on Investments — Net

Realized loss on investments-net	(28,432,990)	(3,791,806)		(32,224,796)

Change in unrealized appreciation/depreciation on investments — net	36,259,129	1,052,714		37,311,843

Net Increase in Net Assets Resulting from Operations	$27,826,438	$2,903,967	$126,626	$30,857,031

(1)	Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, accounting, and other services.
(2)	This Pro Forma Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $210,000.

See Notes to Financial Statements.

MuniHoldings California Insured Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies:

      MuniHoldings California Insured Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund’s Common Stock is listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

      (a)  Valuation of investments — Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund’s pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

      (b)  Derivative financial instruments — The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•	Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•	Options — The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

      (c)  Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

      (d)  Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

      (e)  Organization and offering expenses — In accordance with Statement of Position 98-5, unamortized organization expenses of $11,898 were expensed during the year ended June 30, 2000. This is considered to be a change in accounting principle and had no material impact on, the operations of the Fund. Direct expenses relating to the public offering of the Fund’s Common and Preferred Stock were charged to capital at the time of issuance of the shares.

      (f)  Dividends and distributions — Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2.  Investment Advisory Agreement and Transactions with Affiliates:

      The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner.

      FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund’s average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended June 30, 2000, FAM earned fees of $2,266,567, of which $265,093 was waived for MuniHoldings California Insured Fund and $596,077 of which $348,164 was waived for MuniHoldings California Insured Fund V Fund.

      Accounting services are provided to the Fund by FAM at cost.

      Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

EXHIBIT I

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to Each Fund

	Defined Term	Fiscal Year	State of	Meeting
Fund	Used in Exhibit 1	End	Organization	Time

MuniHoldings California Insured Fund, Inc.	California Insured	6/30	Maryland	9:00 a.m.

MuniHoldings California Insured Fund V, Inc.	California Insured V	5/31	Maryland	9:30 a.m.

	Shares of Capital Stock
	Outstanding as of
	the Record Date

Fund	Common Stock	AMPS

California Insured		13,640

California Insured V		1,960

Information Pertaining to Officers and Directors

	Year in Which Each Director/Nominee

	Became a Member of the Board

Fund	Bodurtha	Glenn	London	May	Perold	Ramo	Zeikel

California Insured	1998	1998	1998	1998	1998	2000	1998

Fund	Forbes	Glenn	Montgomery	Reilly	Ryan	West	Suddarth	Zeikel	Zinbarg

California Insured V	1999	1999	1999	1999	1999	1999	2000	1999	2000

      Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by each Fund to non-affiliated Directors during each Fund’s most recently completed fiscal year.

	Board			Audit Committee

	#		Per	#		Per	Aggregate
	Meetings	Annual	Meeting	Meetings	Annual	Meeting	Fees and
Fund	Held*	Fee($)	Fee($)***	Held*	Fee($)**	Fee($)***	Expenses($)

California Insured

California Insured V	4	2,000	200		800

*	Includes meetings held via teleconferencing equipment.

**	The Chairman of the Audit Committee receives an annual fee of $1,000.

***	The fee is payable for each meeting attended in person. A fee is not paid for telephone meetings.

      Set forth in the table below is information regarding compensation paid by each Fund to the non-affiliated Directors for the most recently completed fiscal year.

Compensation from Each Fund ($)*

Fund	Bodurtha	London	May	Perold	Ramo	Forbes	Montgomery	Reilly

California Insured	$3,490	$3,490	$3,490	$3,490	$0	N/A	N/A	N/A

California Insured V	N/A	N/A	N/A	N/A	N/A	$3,600	$3,600	$4,600

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Compensation from Each Fund ($)*

Fund	Ryan	Suddarth	West	Zinbarg

California Insured	N/A	N/A	N/A	N/A

California Insured V	$3,600	$0	$3,600	$0

*	No pension or retirement benefits are accrued as part of Fund expenses.

      Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLIM (“FAM/ MLIM Advised Funds”), including both Funds, to the Funds’ non-affiliated Directors for the year ended December 31, 1999.

Aggregate Compensation From FAM/ MLIM-
Name of Director	Advised Funds Paid to Directors ($)(*)

James A. Bodurtha	$133,500

Ronald W. Forbes	$213,900

Herbert I. London	$133,500

Joseph L. May	$133,500

Cynthia A. Montgomery	$213,900

André F. Perold	$133,250

Roberta C. Ramo	—

Charles C. Reilly	$400,025

Kevin A. Ryan	$213,900

Roscoe S. Suddarth	—

Richard R. West	$388,775

Edward D. Zinbarg	$140,875

*	The Directors serve on the boards of FAM/ MLIM-advised funds as follows: Mr. Bodurtha (29 registered investment companies consisting of 43 portfolios); Mr. Forbes (58 registered investment companies consisting of 58 portfolios); Mr. London (29 registered investment companies consisting of 43 portfolios); Mr. May (29 registered investment companies consisting of 43 portfolios); Ms. Montgomery (58 registered investment companies consisting of 58 portfolios); Mr. Perold (29 registered investment companies consisting of 43 portfolios); Ms. Ramo (29 registered investment companies consisting of 43 portfolios); Mr. Reilly (58 registered investment companies consisting of 58 portfolios); Mr. Ryan (58 registered investment companies consisting of 58 portfolios); Mr. Suddarth (58 registered investment companies consisting of 58 portfolios); Mr. West (68 registered investment companies consisting of 68 portfolios); and Mr. Zinbarg (58 registered investment companies consisting of 58 portfolios)].

      Set forth in the table below is information about the officers of each Fund.

Name and Biography			Officer Since

			California	California
	Age	Office	Insured	Insured V

Terry K. Glenn	60	President	1998 *	1999
Executive Vice President of MLIM and FAM since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

Vincent R. Giordano	55	Senior	1998	1999
Senior Vice President of FAM and MLIM since 1984; Portfolio Manager of FAM and MLIM since 1977; Senior Vice President of Princeton Services since 1993.		Vice President

Kenneth A. Jacob	48	Vice President	1998	1999
First Vice President of MLIM since 1977; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.

Donald C. Burke	40	Vice President	1998	1999
Senior Vice President and Treasurer of		Treasurer	1999	1999
MLIM and FAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

Robert A. DiMella, CFA	33	Vice President		1999
Vice President of MLIM since 1997; Assistant Vice President of MLIM from 1995 to 1997; Assistant Portfolio Manager of MLIM from 1993 to 1995.

Walter C. O’Connor	33	Vice President	1998	1999
Director (Municipal Tax Exempt) of MLIM since 1997; Vice President of MLIM from 1993 to 1997.

Alice A. Pellegrino	40	Secretary	1998
Vice President of MLIM since 1999; Attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.

Jodi M. Pinedo	30	Secretary		2000
Vice President of MLIM since April 2000; Attorney with MLIM since 1999; Senior Paralegal for MLIM from 1998 to 1999; Senior Legal Specialist for Merrill Lynch from 1996 to 1998.

*	Mr. Glenn was elected President of California Insured in 1999. Prior to that he served as Executive Vice President of California Insured.

EXHIBIT II

AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the       day of             , 2000, by and between MuniHoldings California Insured Fund, Inc., a Maryland corporation (“California Insured”) and MuniHoldings California Insured Fund V, Inc., a Maryland corporation (“California Insured V”) (California Insured and California Insured V are sometimes referred to herein together as the “Funds” and individually as a “Fund,” as the context requires.

PLAN OF REORGANIZATION

      The reorganization will constitute the following:

(a)	the acquisition by California Insured of substantially all of the assets, and the assumption by California Insured of substantially all of the liabilities of California Insured V in exchange solely for an equal aggregate value of newly issued shares of (A) common stock, with a par value of $0.10 per share of California Insured (“California Insured Common Stock”) and (B) auction market preferred stock of California Insured, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), designated Series B (“California Insured Series B AMPS”), and

(b)	the subsequent distribution by California Insured V to California Insured V stockholders of (x) all of the California Insured Common Stock received by California Insured V in exchange for such stockholders’ shares of common stock, with a par value of $0.10 per share, of California Insured V, including shares of common stock of California Insured V representing the Dividend Reinvestment Plan (“DRIP”) shares held in the book deposit accounts of the holders of common stock of California Insured V (“California Insured V Common Stock”) and (y) all of the California Insured Series B AMPS received by California Insured V in exchange for such stockholders’ shares of auction market preferred stock of California Insured V, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), designated Series A (“California Insured V AMPS”);

all upon and subject to the terms hereinafter set forth (collectively, the “Reorganization”).

      In the course of the Reorganization, California Insured Common Stock and California Insured Series B AMPS will be distributed to the stockholders of California Insured V as follows:

(a)	each holder of California Insured V Common Stock will be entitled to receive a number of shares of California Insured Common Stock equal to the aggregate net asset value of the California Insured V Common Stock owned by such stockholder on the Exchange Date; and

(b)	each holder of California Insured V AMPS will be entitled to receive a number of shares of California Insured Series B AMPS equal to the aggregate liquidation preference (and aggregate value) of the California Insured V AMPS owned by such stockholder on the Exchange Date.

      It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

      Prior to the Exchange Date, California Insured V shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard and in connection with the Reorganization, the last dividend period for California Insured V AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the Articles Supplementary to the Articles of Incorporation of California Insured V creating such AMPS.

      Articles of Amendment to California Insured’s Articles Supplementary creating the additional shares of California Insured Series B AMPS will have been filed with the State Department of Assessments and Taxation of Maryland (the “Maryland Department”) prior to the Exchange Date.

      As promptly as practicable after the consummation of the Reorganization, California Insured V shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

AGREEMENT

      In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each Fund hereby agrees as follows:

1.  Representations and Warranties of California Insured.

      California Insured represents and warrants to, and agrees with, California Insured V that:

(a) California Insured is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. California Insured has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) California Insured is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-08573), and such registration has not been revoked or rescinded and is in full force and effect. California Insured has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

(c) California Insured V has been furnished with California Insured’s Annual Report to Stockholders for the fiscal year ended May 31, 2000, and the audited financial statements appearing therein, having been examined by Deloitte & Touche LLP, independent public accountants, fairly present the financial position of California Insured as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(d) An unaudited statement of assets, liabilities and capital of California Insured and an unaudited schedule of investments of California Insured, each as of the Valuation Time (as defined in Section 4(d) of this Agreement), will be furnished to California Insured V, at or prior to the Exchange Date for the purpose of determining the number of shares of California Insured Common Stock and California Insured Series B AMPS to be issued pursuant to Section 5 of this Agreement; each will fairly present the financial position of California Insured as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(e) California Insured has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of California Insured, threatened against it which assert liability on the part of California Insured or which materially affect its financial condition or its ability to consummate the Reorganization. California Insured is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) California Insured is not obligated under any provision of its Articles of Incorporation, as amended and supplemented, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(h) There are no material contracts outstanding to which California Insured is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or will not otherwise be disclosed to California Insured V prior to the Valuation Time.

(i) California Insured has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since May 31, 2000; and those incurred in connection with the Reorganization. As of the Valuation Time, California Insured will advise California Insured V in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(j) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by California Insured of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k) The registration statement filed by California Insured on Form N-14 which includes the joint proxy statement of California Insured V with respect to the transactions contemplated herein and the prospectus of California Insured relating to the California Insured Common Stock and the additional shares of California Insured Series B AMPS to be issued pursuant to this Agreement (the “Joint Proxy Statement and Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the stockholders’ meeting referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to California Insured (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by California Insured for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

(l) California Insured is authorized to issue 200,000,000 shares of capital stock, of which 1,920 shares have been designated as Series A AMPS, 1,920 shares have been designated as Series B AMPS, 3,200 shares have been designated as Series C AMPS, 2,960 shares have been designated as Series B AMPS and 3,640 shares have been designated as Series E AMPS, (the Series A AMPS of California Insured, Series B AMPS of California Insured, Series C AMPS of California Insured, Series D AMPS of California Insured and Series E AMPS of California Insured being collectively referred to herein as the “California Insured AMPS”) and 199,986,360 shares have been designated as common stock, par value $.10 per share; each outstanding share of which is fully paid and nonassessable and has full voting rights.

(m) The shares of California Insured Common Stock and California Insured Series B AMPS to be issued to California Insured V pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of California Insured will have any preemptive right of subscription or purchase in respect thereof.

(n) At or prior to the Exchange Date, the California Insured Common Stock to be transferred to California Insured V for distribution to the stockholders of California Insured V on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of California Insured V presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(o) At or prior to the Exchange Date, the shares of California Insured Series B AMPS to be transferred to California Insured V on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of California Insured V AMPS presently is qualified, and there are a sufficient number of California Insured Series B AMPS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p) At or prior to the Exchange Date, California Insured will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the California Insured Common Stock and California Insured Series B AMPS to California Insured V.

2.  Representations and Warranties of California Insured V.

      California Insured V represents and warrants to, and agrees with, California Insured that:

(a) California Insured V is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. California Insured V has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) California Insured V is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-09313), and such registration has not been revoked or rescinded and is in full force and effect. California Insured V has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

(c) As used in this Agreement, the term “California Insured V Investments” shall mean (i) the investments of California Insured V shown on the schedule of its investments as of the Valuation Time furnished to California Insured; and (ii) all other assets owned by California Insured V or liabilities incurred as of the Valuation Time.

(d) California Insured V has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) California Insured has been furnished with California Insured V’s Annual Report to Stockholders for the fiscal year ended May 31, 2000, and the audited financial statements appearing therein, having been examined by Deloitte & Touche LLP, independent public accountants, fairly present the financial position of California Insured V as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(f) An unaudited statement of assets, liabilities and capital of California Insured V and an unaudited schedule of investments of California Insured V, each as of the Valuation Time, will be furnished to California Insured at or prior to the Exchange Date for the purpose of determining the number of shares of California Insured Common Stock and California Insured Series B AMPS to be

issued to California Insured V pursuant to Section 4 of this Agreement; each will fairly present the financial position of California Insured V as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of California Insured V, threatened against it which assert liability on the part of California Insured V or which materially affect its financial condition or its ability to consummate the Reorganization. California Insured V is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which California Insured V is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to California Insured prior to the Valuation Time.

(i) California Insured V is not obligated under any provision of its Articles of Incorporation, as amended and supplemented, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j) California Insured V has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since May 31, 2000 and those incurred in connection with the Reorganization. As of the Valuation Time, California Insured V will advise California Insured in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(k) California Insured V has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of California Insured V have been adequately provided for on its books, and no tax deficiency or liability of California Insured V has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

(l) At both the Valuation Time and the Exchange Date, California Insured V will have full right, power and authority to sell, assign, transfer and deliver the California Insured V Investments. At the Exchange Date, subject only to the obligation to deliver the California Insured V Investments as contemplated by this Agreement, California Insured V will have good and marketable title to all of the California Insured V Investments, and California Insured will acquire all of the California Insured V Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the California Insured V Investments or materially affect title thereto).

(m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by California Insured V of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(n) The N-14 Registration Statement, on its effective date, at the time of the stockholder’s meeting referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to California Insured V (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by California Insured V for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

(o) California Insured V is authorized to issue 200,000,000 shares of capital stock, of which 1,960 shares have been designated as Series A AMPS, and 199,998,040 shares have been designated as common stock, par value $.10 per share; each outstanding share of which is fully paid and nonassessable and has full voting rights.

(p) All of the issued and outstanding shares of California Insured V Common Stock and California Insured V AMPS were offered for sale and sold in conformity with all applicable Federal and state securities laws.

(q) The books and records of California Insured V made available to California Insured and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of California Insured V.

(r) California Insured V will not sell or otherwise dispose of any of the shares of California Insured Common Stock or California Insured Series B AMPS to be received in the Reorganization, except in distribution to the stockholders of California Insured V, as provided in Section 4 of this Agreement.

3.  The Reorganization.

      (a)  Subject to receiving the requisite approval of the stockholders of California Insured V at an annual meeting of stockholders (the “Meeting”), and to the other terms and conditions contained herein, California Insured V agrees to convey, transfer and deliver to California Insured and California Insured agrees to acquire from California Insured V on the Exchange Date, all of the California Insured V Investments (including interest accrued as of the Valuation Time on debt instruments) and assume substantially all of the liabilities of California Insured V in exchange solely for that number of shares of California Insured Common Stock and California Insured Series B AMPS provided in Section 4 of this Agreement.

      Pursuant to this Agreement, as soon as practicable after the Exchange Date, California Insured V will distribute all shares of California Insured Common Stock and California Insured Series B AMPS received by it to its stockholders in exchange for their shares of California Insured V Common Stock and California Insured V AMPS. Such distributions shall be accomplished by the opening of stockholder accounts on the stock ledger records of California Insured in the amounts due the stockholders of California Insured V based on their respective holdings in California Insured V as of the Valuation Time.

      (b)  Prior to the Exchange Date, California Insured V shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard and in connection with the Reorganization, the last dividend period for the California Insured V AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the Articles Supplementary creating the California Insured V AMPS.

      (c)  California Insured V will pay or cause to be paid to California Insured any interest California Insured V receives on or after the Exchange Date with respect to any of California Insured V Investments transferred to California Insured hereunder.

      (d)  The Valuation Time shall be 4:00 p.m., Eastern time, on February   , 2001, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

      (e)  Recourse for liabilities assumed from California Insured V by California Insured in the Reorganization will be limited to the net assets of California Insured V. The known liabilities of California Insured V, as of the Valuation Time, shall be confirmed in writing to California Insured pursuant to Section 2(j) of this Agreement.

      (f)  The Funds will jointly file Articles of Transfer with the Maryland Department and any other such instrument as may be required by the State of Maryland to effect the transfer of California Insured V Investments.

      (g)  California Insured V will be dissolved following the Exchange Date by filing Articles of Dissolution with the Maryland Department.

      (h)  California Insured will file with the Maryland Department Articles of Amendment to its Articles Supplementary creating additional shares of California Insured Series B AMPS prior to the closing of the Reorganization.

      (i)  As promptly as practicable after the liquidation of California Insured V pursuant to the Reorganization, California Insured V shall terminate its registration under the 1940 Act.

4.              Issuance and Valuation of California Insured Common Stock and California Insured Series B AMPS in the Reorganization.

      Full shares of California Insured Common Stock and California Insured Series B AMPS of an aggregate net asset value or liquidation preference, as the case may be, equal (to the nearest one ten thousandth of one cent) to the value of the assets of California Insured V acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of California Insured V assumed by California Insured in the Reorganization, shall be issued by California Insured to California Insured V in exchange for such assets of California Insured V, plus cash in lieu of fractional common shares. California Insured will issue to California Insured V (a) a number of shares of California Insured Common Stock, the aggregate net asset value of which will equal the aggregate net asset value of the shares of California Insured V Common Stock, determined as set forth below, and (b) a number of shares of California Insured Series B AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the California Insured V AMPS, determined as set forth below.

      The net asset value of each Fund and the liquidation preference and value of the AMPS of each Fund shall be determined as of the Valuation Time in accordance with the procedures described in (i) the final prospectus of California Insured, dated January 23, 1998, relating to the California Insured Common Stock and (ii) the final prospectus of California Insured, dated March 16, 1998, relating to the California Insured AMPS, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of California Insured V Investments to be transferred to California Insured shall be determined by California Insured pursuant to the procedures utilized by California Insured in valuing its own assets and determining its own liabilities for purposes of the Reorganization. Such valuation and determination shall be made by California Insured in cooperation with California Insured V and shall be confirmed in writing by California Insured to California Insured V. The net asset value per share of the California Insured Common Stock and the liquidation preference and value per share of the newly issued California Insured Series B AMPS shall be determined in accordance with such procedures and California Insured shall certify the computations involved. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of that Fund is divided by the total number of shares of Common Stock of that Fund outstanding at such time.

      California Insured shall issue to California Insured V separate certificates or share deposit receipts for the California Insured Common Stock and the California Insured Series B AMPS, each registered in the name of California Insured V. California Insured V then shall distribute the California Insured Common Stock and the

California Insured Series B AMPS to the holders of California Insured V Common Stock and California Insured V AMPS by redelivering the certificates or share deposit receipts evidencing ownership of (i) the California Insured Common Stock to The Bank New York, as the transfer agent and registrar for the California Insured Common Stock for distribution to the holders of California Insured V Common Stock on the basis of such holder’s proportionate interest in the aggregate net asset value of the Common Stock of California Insured V and (ii) the California Insured Series B AMPS to The Bank of New York as the transfer agent and registrar for the California Insured Series B AMPS for distribution to the holders of California Insured V AMPS on the basis of such holder’s proportionate interest in the aggregate liquidation preference and value of the California Insured V AMPS. With respect to any California Insured V stockholder holding certificates evidencing ownership of either California Insured V Common Stock or California Insured V AMPS as of the Exchange Date, and subject to California Insured being informed thereof in writing by California Insured V, California Insured will not permit such stockholder to receive new certificates evidencing ownership of California Insured Common Stock or California Insured Series B AMPS, exchange California Insured Common Stock or California Insured Series B AMPS credited to such stockholder’s account for shares of other investment companies managed by FAM or any of its affiliates, or pledge or redeem such California Insured Common Stock or California Insured Series B AMPS, in any case, until notified by California Insured V or its agent that such stockholder has surrendered his or her outstanding certificates evidencing ownership of California Insured V Common Stock or AMPS or, in the event of lost certificates, posted adequate bond. California Insured V, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of California Insured V Common Stock or AMPS or post adequate bond therefor.

      Dividends payable to holders of record of shares of California Insured Common Stock and California Insured Series B AMPS, as of any date after the Exchange Date and prior to the exchange of certificates by any stockholder of California Insured V shall be payable to such stockholder without interest; however, such dividends shall not be paid unless and until such stockholder surrenders the stock certificates representing shares of common stock or AMPS of California Insured V, as the case may be, for exchange.

      No fractional shares of California Insured Common Stock will be issued to holders of California Insured V Common Stock. In lieu thereof, California Insured’s transfer agent, The Bank of New York, will aggregate all fractional shares of California Insured Common Stock and sell the resulting full shares on the New York Stock Exchange at the current market price for shares of California Insured Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing California Insured V Common Stock.

5.  Payment of Expenses.

      (a)  The expenses of the Reorganization that are directly attributable to California Insured V and the conduct of its business will be deducted from the assets of California Insured V as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting and the expenses related to the solicitation of proxies to be voted at that Meeting. The expenses attributable to California Insured include fees, if any, of the rating agencies with respect to the California Insured Series B AMPS and the costs of printing stock certificates. The expenses of the Reorganization, including expenses in connection with obtaining the IRS ruling, the preparation of the Agreement and Plan, legal fees and audit fees, will be borne equally by the Funds. FAM has agreed to bear the expenses of the Reorganization attributable to California Insured.

      (b)  If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6.  Covenants of the Funds.

      (a)  California Insured V agrees to call an annual meeting of its stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.

      (b)  Each Fund covenants to operate its business as presently conducted between the date hereof and the Exchange Date.

      (c)  California Insured V agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any shares of California Insured Common Stock and California Insured Series B AMPS, as applicable other than to its stockholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by California Insured, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution.

      (d)  California Insured V undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that California Insured V has ceased to be a registered investment company.

      (e)  California Insured will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

      (f)  California Insured has no plan or intention to sell or otherwise dispose of California Insured V Investments, except for dispositions made in the ordinary course of business.

      (g)  Each Fund agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. California Insured agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of California Insured V for the Fund’s taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, California Insured V shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by the Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by California Insured V (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by California Insured V to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by FAM at the time such tax returns and Forms 1099 are prepared.

      (h)  Each Fund agrees to mail to its respective stockholders of record entitled to vote at the annual meeting of its stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

      (i)  Following the consummation of the Reorganization, California Insured will stay in existence and continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

7.  Exchange Date.

      (a)  Delivery of the assets of California Insured V to be transferred, together with any other California Insured V Investments, and the shares of California Insured Common Stock and California Insured Series B AMPS to be issued as provided in this Agreement, shall be made at the offices of Brown & Wood llp, One World Trade Center, New York, New York 10048, at 10:00 a.m. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.” To the extent that any California Insured V Investments, for any reason, are not transferable on the Exchange Date, California Insured V shall cause such California Insured V Investments to be transferred to California Insured’s account with The Bank of New York at the earliest practicable date thereafter.

      (b)  California Insured V will deliver to California Insured on the Exchange Date confirmations or other adequate evidence as to the tax basis of its California Insured V Investments delivered to California Insured hereunder, certified by Deloitte & Touche LLP.

      (c)  As soon as practicable after the close of business on the Exchange Date, California Insured V shall deliver to California Insured a list of the names and addresses of all of the stockholders of record of California Insured V on the Exchange Date and the number of shares of common stock and AMPS of California Insured V owned by each such stockholder, certified to the best of their knowledge and belief by the transfer agent for California Insured V or by its President.

8.  Conditions of California Insured V.

      The obligations of California Insured V hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of two-thirds of the members of the Board of Directors of each Fund and by the affirmative vote of the holders of a (a) majority of the California Insured V Common Stock and California Insured V AMPS, voting together as a single class in each case issued and outstanding and entitled to vote thereon; and further that each Fund shall have delivered to the other Fund a copy of the resolution approving this Agreement adopted by such Fund’s Board of Directors, and California Insured V shall have delivered to California Insured a certificate setting forth the vote of such Fund’s stockholders obtained at the annual meeting of its stockholders, each certified by the Secretary of the appropriate Fund.

(b) That California Insured V shall have received from California Insured a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of such Fund’s investments, all as of the Valuation Time, certified on the Fund’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by the Fund’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Fund since the date of such Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That California Insured shall have furnished to California Insured V a certificate signed by California Insured’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of California Insured made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that California Insured has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That California Insured V shall have received an opinion or opinions of Brown & Wood LLP, as counsel to the Fund, in form and substance satisfactory to California Insured V and dated the Exchange Date, to the effect that (i) the Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the shares of California Insured Common Stock and California Insured Series B AMPS to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by California Insured, and no stockholder of California Insured has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or the by-laws of California Insured or the state law of Maryland, or to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of the Funds, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as amended and supplemented, the by-laws, as amended, or any agreement (known to such counsel) to which any Fund is a party or by which any Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) California Insured V has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, California Insured V will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by the Funds of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) the information in the Joint Proxy Statement and Prospectus under “Comparison of the Funds — Tax Rules Applicable to the Funds and their Stockholders” and “Agreement and Plan of Reorganization — Tax Consequences of the Reorganization,” to the extent that it constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and is correct in all material respects as of the date of the Joint Proxy Statement and Prospectus; (x) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (xi) no Fund, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on such Fund or its respective stockholders; (xii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against any Fund, the unfavorable outcome of which would materially and adversely affect such Fund; (xiii) all corporate actions required to be taken by the

Funds to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of such Fund; and (xiv) such opinion is solely for the benefit of the Funds and their Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to any Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of a Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of a Fund.

(f) That California Insured V shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer by California Insured V of substantially all of its assets to California Insured in exchange solely for shares of California Insured Common Stock and California Insured Series B AMPS as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the respective Funds will each be deemed to be a “party” to a reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to California Insured V as a result of the asset transfer solely in exchange for shares of California Insured Common Stock and California Insured Series B AMPS or on the distribution of California Insured Common Stock and California Insured Series B AMPS to stockholders of California Insured V under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized to California Insured on the receipt of assets of California Insured V in exchange for its shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of California Insured V on the receipt of shares of California Insured Common Stock and California Insured Series B AMPS in exchange for their shares of California Insured V; (v) in accordance with Section 362(b) of the Code, the tax basis of California Insured V’s assets in the hands of California Insured will be the same as the tax basis of such assets in the hands of California Insured V immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of California Insured Common Stock and California Insured Series B AMPS received by the stockholders of California Insured V in the Reorganization will be equal to the tax basis of the respective shares of California Insured V surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the shares of California Insured will be determined by including the period for which such stockholder held California Insured V shares exchanged therefor, provided, that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, California Insured’s holding period with respect to California Insured V’s assets transferred will include the period for which such assets were held by California Insured V; (ix) the payment of cash to common stockholders of California Insured V in lieu of fractional shares of California Insured Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that each common stockholder will have short- or long-term capital gain or loss to the extent that the cash distribution received differs from the stockholder’s basis allocable to the California Insured fractional shares; and (x) the taxable year of California Insured V will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, California Insured will succeed to and take into account certain tax attributes of California Insured V, such as earnings and profits, capital loss carryovers and method of accounting.

(g) That all proceedings taken by each Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of California Insured, be contemplated by the Commission.

(i) That California Insured V shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to them, to the effect that (i) they are independent public accountants with respect to California Insured within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of California Insured included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of California Insured included in the N-14 Registration Statement, and inquiries of certain officials of California Insured responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to California Insured appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of California Insured or from schedules prepared by officials of California Insured having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of California Insured or would prohibit the Reorganization.

(k) That California Insured V shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as their counsel, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9.  California Insured Conditions.

      The obligations of California Insured hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of each of the Funds and by the stockholder of California Insured V as set forth in Section 8(a); and that California Insured V shall have delivered to California Insured a copy of the resolution approving this Agreement adopted by California Insured V’s Board of Directors, and a certificate setting forth the vote of the stockholders of California Insured V obtained, each certified by its Secretary.

(b) That California Insured V shall have furnished to California Insured a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Fund’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by the Fund’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of California Insured V since the date of the Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in California Insured V Investments since that date or changes in the market value of California Insured V Investments.

(c) That California Insured V shall have furnished to California Insured a certificate signed by the Fund’s President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of California Insured V made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and California Insured V has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That California Insured V shall have delivered to California Insured a letter from Deloitte & Touche LLP dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of California Insured V for the period ended May 31, 2000 (which returns originally were prepared and filed by California Insured V), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of California Insured V for the period covered thereby; and that for the period from May 31, 2000, to and including the Exchange Date and for any taxable year of California Insured V ending upon the liquidation of California Insured V, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from May 31, 2000, to and including the Exchange Date and for any taxable year of California Insured V, ending upon the liquidation of such Fund or that such Fund would not qualify as a regulated investment company for Federal income tax purposes for the tax years in question.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That California Insured shall have received an opinion of Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to California Insured and dated the Exchange Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as California Insured reasonably may deem necessary or desirable.

(g) That California Insured shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 8(f) of this Agreement.

(h) That California Insured shall have received from Deloitte & Touche LLP a letter regarding California Insured V dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to California Insured, to the effect that (i) they are independent public accountants with respect to such Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of California Insured V included or incorporated by reference in the N-14 Registration Statement and reported on by them (if applicable) comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of California Insured V included in the N-14 Registration Statement, and inquiries of certain officials of California Insured V responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to California Insured V appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of California Insured V or from schedules prepared by officials of California Insured V having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(i) That the California Insured V Investments to be transferred to California Insured shall not include any assets or liabilities which California Insured, by reason of charter limitations or otherwise, may not properly acquire or assume.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of California Insured V, be contemplated by the Commission.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of California Insured V or would prohibit the Reorganization.

(l) That California Insured shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to California Insured, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

(m) That all proceedings taken by California Insured V and its respective counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to California Insured.

(n) That prior to the Exchange Date, California Insured V shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard, the last dividend period for the California Insured V AMPS may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

10.  Termination, Postponement and Waivers.

      (a)  Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of California Insured V) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Directors of the Funds, (ii) by the Board of Directors of California

Insured V if any condition of California Insured V’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of California Insured if any condition of California Insured’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

      (b)  If the transactions contemplated by this Agreement have not been consummated by December 31, 2001, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Funds.

      (c)  In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

      (d)  At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective Fund, on behalf of which such action is taken. In addition, the Boards of Directors of the Funds have delegated to FAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of the Funds to do so.

      (e)  The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and no Fund nor any of its officers, directors, trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director, trustee, agent or stockholder of either Fund against any liability to the entity for which that officer, director, trustee, agent or stockholder so acts or to its stockholders, to which that officer, director, trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

      (f)  If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of shares of California Insured Common Stock and California Insured Series B AMPS to be issued to California Insured V, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of California Insured V prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless California Insured V promptly shall call a special meeting of its stockholders at which such conditions so imposed shall be submitted for approval.

11.  Indemnification.

      (a)  California Insured V hereby severally agrees to indemnify and hold California Insured harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which California Insured may incur or sustain by reason of the fact that (i) California Insured shall be required to pay any corporate obligation of California Insured V, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against California Insured V which were omitted or not fairly reflected in the financial statements to be delivered to California Insured in connection with the Reorganization; (ii) any representations or warranties made by California Insured V in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of California Insured V has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein attributable to such Fund not misleading or (b) the Joint Proxy Statement and Prospectus delivered to the stockholders of the Funds and forming a part of the

N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein attributable to such Fund, in the light of the circumstances under which they were made, not misleading, except with respect to (iv)(a) and (b) herein insofar as such claim is based on written information furnished to California Insured V by California Insured.

      (b)  California Insured hereby agrees to indemnify and hold California Insured V harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which California Insured V may incur or sustain by reason of the fact that (i) any representations or warranties made by California Insured in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of California Insured has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Joint Proxy Statement and Prospectus delivered to stockholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except with respect to (iii)(a) and (b) herein insofar as such claim is based on written information furnished to California Insured by California Insured V.

      (c)  In the event that any claim is made against California Insured in respect of which indemnity may be sought by California Insured from California Insured V under Section 11(a) of this Agreement, or in the event that any claim is made against California Insured V in respect of which indemnity may be sought by California Insured V from California Insured under Section 11(b) of this Agreement, then the party seeking indemnification (the “Indemnified Party”), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the “Indemnifying Party”). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between California Insured and California Insured V seeking indemnification that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a “determination” as defined in Section 1313(a) of the Code. For purposes of this Section 12, the term “assessment” shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

12.  Other Matters.

      (a)  Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), California Insured will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MUNIHOLDINGS CALIFORNIA INSURED FUND, INC. (OR ITS STATUTORY SUCCESSOR), OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933

OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to California Insured’s transfer agent with respect to such shares. California Insured V will provide California Insured on the Exchange Date with the name of any stockholder of California Insured V who is to the knowledge of California Insured V an affiliate of California Insured V on such date.

      (b)  All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

      (c)  Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to either Fund, at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

      (d)  This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

      (e)  Copies of the Articles of Incorporation, as amended, and Articles Supplementary of each Fund are on file with the Maryland Department and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

      This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

By:

Vice President

Attest:

Secretary

MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC.

By:

Vice President

Attest:

Secretary

EXHIBIT III

ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA

      The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of California issuers, however, it has not been updated nor will it be updated during the year. The State has indicated that its discussion of budgetary information is based on estimates and projections of revenues and expenditures for the current Fiscal year and must be construed as statements of fact; the estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved. The Trust has not independently verified this information.

General Economic Conditions

      The economy of the State of California (sometimes referred to herein as the “State”) is one of the largest in the world. Since 1994, California’s economy has been performing strongly after suffering a deep recession between 1990-1994.

      California’s July 1, 1999 population of over 34 million represented over 12% of the total United States population.

      California’s population is concentrated in metropolitan areas. As of the April 1, 1990 census, 96 percent of the State’s population resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1998, the five-county Los Angeles area accounted for 49 percent of the State’s population, with over 16.0 million residents and the 10-county San Francisco Bay Area represented 21 percent of the State’s population, with a population of over 7.0 million.

      The Governor issues a proposed budget in January and a revision to that January Budget in May. In the 2000 May Revision released by the Governor on May 15, 2000 (the “2000 May Revision”) on May 15, 2000, the Department of Finance projected that the California economy will continue to show strong growth in 2000, followed by more moderate gains in 2001. The projection assumed a relatively flat stock market, and a 25 percent reduction in stock option income in 2000-2001. The economic expansion has been marked by strong growth in high technology, manufacturing and business services (including software, computer programming and the Internet), nonresidential construction, entertainment and tourism-related industries. Growth in 1999 was greater than earlier years in the economic expansion, with 3.7 percent year-over-year increase in nonfarm payroll employment. Unemployment, now less than 5 percent, is at the lowest rate in over 30 years. Taxable sales in the first quarter of 2000 were 10 percent above earlier year levels. Significant economic improvement in Asia (excluding Japan), ongoing strength in NAFTA partners Mexico and Canada, and stronger growth in Europe are expected to further increase California-made exports in 2000 and 2001. Nonresidential construction has been strong for the past four years. New residential construction has increased since lows of the early 1990’s recession, but remains lower than during the previous economic expansion in the 1980’s.

1995-96 Through 1998-99 Fiscal Years

      Following a severe recession beginning in 1990, the State’s financial condition improved markedly during the fiscal years (which begins on July 1 and ends on June 30) starting in 1995-96, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State’s cash position also improved, and no external deficit borrowing occurred over the end of the last four Fiscal Years. The last borrowing to spread out the repayment of a budget deficit over the end of a Fiscal Year was the repayment of revenue anticipation warrants in April 1996.

      The California economy grew strongly during the Fiscal Years beginning in 1995-96 years, and as a result, the General Fund (the principal operating fund that holds major revenue sources for the State) took in

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substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99 and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98 to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and particularly in 1998-99 to fund new program incentives. The accumulated budget deficit from the recession years was finally eliminated.

      The following were major features of the 1998 Budget Act and certain additional fiscal bills enacted before the end of the legislative session:

1. The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element was a bill that provided for a phased-in reduction of the Vehicle License Fee (“VLF”). Since the VLF is transferred to cities and counties under existing law, the bill provided for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF has been reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

In addition to the cut in VLF, the 1998-99 budget included both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters’ tax credit ($133 million), and various targeted business tax credits ($106 million).

2. On November 8, 1998, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level, primarily by guaranteeing local school and community college (“K-14”) schools a minimum share of General Fund revenues. Proposition 98 funding for K-14 schools was increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, over $300 million higher than the minimum Proposition 98 guarantee. Of the 1998-99 funds, major new programs included money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. The budget also included $250 million as repayment of prior years loans to schools, as part of the settlement of the California Teachers’ Association v. Gould lawsuit. That lawsuit, filed in 1992, requires that the State and K-14 schools share in repayment of prior years’ emergency loans to schools.

3. Funding for higher education increased substantially above the actual 1997-98 level. General Fund support was increased by $340 million (15.6 percent) for the University of California (“UC”) and $267 million (14.1 percent) for the California State University (“CSU”) system. In addition, community college funding increased by $300 million (6.6 percent).

4. The Budget included increased funding for health, welfare and social services programs. A 4.9 percent grant increase was included in the basic welfare grants, the first increase in those grants in 9 years.

5. Funding for the judiciary and criminal justice programs increased by about 11 percent over 1997-98, primarily to reflect increased State support for local trial courts and a rising prison population.

6. Major legislation enacted after the 1998 Budget Act included new funding for resource projects, a share of the purchase of the Headwaters Forest, funding for the Infrastructure and Economic Development Bank ($50 million) and funding for the construction of local jails. The State realized savings of $433 million from a reduction in the State’s contribution to the State Teacher’s Retirement System in 1998-99.

      Final tabulation of revenues and expenditures contained in the 2000-2001 January Governor’s Budget (the “2000 January Governor’s Budget”), released on January 10, 2000, reveals that stronger than expected economic conditions in the State produced total 1998-99 General Fund revenues of about $58.6 billion, almost $1.6 billion above the 1998 Budget Act estimates. Actual General Fund expenditures were $57.8 billion, the

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amount estimated at the 1998 Budget Act. Some of this additional revenue was directed to K-14 schools pursuant to Proposition 98. The 2000 Governor’s Budget reports a balance in the State’s budget reserve fund at June 30, 1999, of approximately $3.1 billion.

      1999-2000 Fiscal Year Budget. On January 8, 1999, Governor Davis released his proposed budget for Fiscal Year 1999-2000 (the “1999 January Governor’s Budget”). The 1999 January Governor’s Budget generally reported that General Fund revenues for Fiscal Year 1998-99 and Fiscal Year 1999-2000 would be lower than earlier projections (primarily due to weaker overseas economic conditions perceived in late 1998), while some welfare caseloads would be higher than earlier projections.

      The principal features of the 1999 Budget Act included the following:

1. Proposition 98 funding for kindergarten through grade 12 (“K-12”) schools was increased by $1.6 billion in General Fund moneys over revised 1998-99 levels, $108. 6 million higher than the minimum Proposition 98 guarantee. Of the 1999-2000 funds, major new programs included money for reading improvement, new textbooks, school safety, improving teacher quality, funding teacher bonuses, providing greater accountability for school performance, increasing preschool and after school care programs and funding deferred maintenance of school facilities. The 1999 Budget also included $310 million as repayment of prier years’ loans to schools, as part of the settlement of the California Teachers’ Association v. Gould lawsuit. (See “Constitutional and Statutory Limitations” below.)

2. Funding for higher education increased substantially above the actual 1998-99 level. General Fund support was increased by $184 million (7.3 percent) for UC and $126 million (5.9 percent) for the CSU system. In addition, community college funding increased by $324. 3 million (6.6 percent). As a result, undergraduate fees at UC and CSU were scheduled to be reduced for the second consecutive year, and the per-unit charge at community colleges will be reduced by $1.

3. The 1999 Budget included increased funding of nearly $600 million for health and human services.

4. About $800 million from the General Fund was to be directed toward infrastructure costs, including $425 million in additional funding for the Infrastructure Bank, initial planning costs for a new prison in the Central Valley, additional equipment for train and ferry service, and payment of deferred maintenance for state parks.

5. The Legislature enacted a one-year additional reduction of 10 percent of the VLF for calendar year 2000, at a General Fund cost of about $250 million in each of Fiscal Year 1999-2000 and 2000-2001 to make up lost funding to local governments. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $54 million in 1999-2000.

6. A one-time appropriation of $150 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990’s. Additionally, an ongoing $50 million was appropriated as a subvention to cities for jail booking or processing fees charged by counties when an individual arrested by city personnel is taken to a county detention facility.

      The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in General Fund revenues during Fiscal Year 1999-2000. The latest estimates from the Department of Finance indicate revenues of about $71.2 billion, an increase of over 20 percent over final 1998-99 revenues and $8.2 billion higher than projected for the 1999 Budget Act. The latest estimates indicate expenditures of $67.2 billion in 1999-2000, a $3.5 billion increase over the 1999 Budget Act, but the result still left a record balance in the budget reserve fund at June 30, 2000 of over $7.2 billion.

Current State Budget

      2000-2001 Fiscal Year Budget. On January 10, 2000, Governor Davis released his proposed budget for Fiscal Year 2000-2001. The 2000-2001 Governor’s Budget (“2000 Governor’s Budget”) generally reflected an estimate that General Fund revenues for Fiscal Year 1999-2000 would be higher than projections made at the

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time of the 1999 Budget Act. Even these estimates proved to be understated as continuing economic growth and stock market gains resulted in a surge of revenues. The Administration estimated in the 2000 May Revision that General Fund revenues would total $70.9 billion in 1999-2000, and $73.8 billion in 2000-2001, a two-year increase of $12.3 billion above the 2000 Governor’s Budget revenue estimates. The latest estimates for 1999-2000 are even higher, with revenues now estimated at $71.2 billion.

      The 2000 Budget Act was signed by the Governor on June 30, 2000, the second consecutive year the State’s Budget was enacted on time. The spending plan assumes General Fund revenues and transfers of $73.9 billion, an increase of 3.8 percent above the estimates for 1999-2000. The 2000 Budget Act appropriates $78.8 billion from the General Fund, an increase of 17.3 percent over 1999-2000, and reflects the use of $5.5 billion from the budget reserve fund. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-2001 will be for one-time expenditures and investments.

      The Department of Finance estimates that the budget reserve fund will have a balance of $1.781 billion at June 30, 2001. In addition, the Governor held back $500 million as a set-aside for litigation costs. If this amount is not fully expended during Fiscal Year 2000-2001, the balance will increase the budget reserve fund. The Governor vetoed just over $1 billion in General Fund and special fund appropriations from the 2000 Budget Act, in order to achieve the budget reserve. Because of the State’s strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-2001.

      The 2000 Budget Act also includes special fund expenditures of $15.6 billion, and bond fund expenditures of $5.0 billion. Special fund revenues are estimated at $16.5 billion.

      Some of the major features of the 2000 Budget Act were the following:

1. Proposition 98 funding for K-12 schools was increased by $3.0 billion in General Fund moneys over revised 1999-2000 levels, $1.4 billion higher than the minimum Proposition 98 guarantee. Per pupil spending is estimated at $6,701 per average daily attendance (“ADA”), an 11 percent increase from the 1999 Budget Act. Of the 2000-2001 funds, over $1.8 billion is allowed for discretionary spending by school districts. Major new programs included money for high school scholarship to high-achieving students, English language and literacy, improving teacher quality, funding teacher bonuses and salaries for beginning teachers, increasing investments in technology and funding professional development institutes. The 2000 Budget Act also includes an income tax credit to compensate credentialed teachers for the purchase of classroom supplies and a $350 million repayment of prior years’ loans to schools, as part of the settlement of the California Teachers’ Association v. Gould lawsuit. (See also “Constitutional and Statutory Limitations” below.)

2. Funding for higher education increased substantially above the revised 1999-2000 level: General Fund support was increased by $486 million (17.9 percent) for the UC and $279 million (12.7 percent) for the CSU systems. In addition, community college funding increased by $497 million (9.0 percent). Undergraduate fees at UC and CSU and the per-unit charge at community colleges will be unchanged. The Budget Act anticipates enrollment increases in all sectors, and an expansion of financial aid.

3. Increased funding of $2.7 billion General Fund for health and human services.

4. Moneys were devoted for capital outlay. A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. In addition, the 2000 Budget Act included $570 million from the General Fund in new funding for housing programs.

5. A total of about $1.5 billion of tax relief was enacted as part of the budget process. The VLF reduction, started in 1998, was accelerated to the final 67.5 percent level for calendar year 2001, two years ahead of schedule. The acceleration will cost the General Fund about $887 million in Fiscal Year 2000-2001 and $1.426 billion in Fiscal Year 2001-02. A one-time Senior Citizens Homeowner and Renters Tax Assistance program will cost about $154 million. A personal income tax credit for teachers

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will cost $218 million and a refundable credit for childcare expenses will cost $195 million. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $89 million in 2000-2001.

6. A one-time appropriation of $200 million, to be split between cities and counties, is made to offset property tax shifts during the early 1990’s. Additionally, $121 million was appropriated for support of local law enforcement, the Citizens’ Option for Public Safety (“COPS”) program, and $75 million in one-time funding was provided for local law enforcement agencies to purchase high technology equipment.

      Future Budgets. It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Ratings

      The following ratings for the State of California debt issues have been received from Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch IBCA, Inc. (“Fitch”):

	Fitch	Moody’s	S&P

General Obligation Bonds	AA	Aa2	AA

Tax-Exempt Commercial Paper	F1+	Prime-1	A-1

Tax & Revenue Anticipation Note	F1+	MIG 1	SP-1+

      These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

      Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Local Governments

      The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,900,000 (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 475 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of “Proposition 13” in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

      In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession, the Legislature eliminated remnants of this post-Proposition 13 aid to local government entities other than K-14 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also has provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

      Since then the State has also provided additional funding to counties and cities through various programs. The 2000 Budget Act provides assistance to local governments, including a $200 million set aside for one-time discretionary funding to local governments, $121.3 million for the COPS program to support local front-line law enforcement, sheriffs’ departments for jail construction and operations, and district attorneys for prosecution, $75 million for technology funding for local law enforcement, $400 million for deferred maintenance of local streets and roads, and hundreds of millions of dollars in assistance in the areas of mental health, social services, environmental protection, and public safety.

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      The entire Statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. The federal block grant formula established in 1996 is operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids (“CalWORKs”), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes; counties may also suffer penalties for failing to meet federal standards. Under CalWORKs, counties will still be required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

      Counties have been successful in earning performance incentive payments and have earned amounts in excess of the available appropriation for 1998-99 and, it is estimated, for 1999-2000 as well. As a result, the incentive structure has been modified beginning in 2000-2001 to ensure sufficient funding for other CalWORKs program demands in the future. The 2000 Budget Act includes $250 million for performance incentive payments to counties, an amount that will be applied first to pay prior year incentive claims from counties. No appropriation is included for new county incentive earnings in 2000-2001.

      To date, the implementation of the CalWORKs program has continued the trend of declining welfare caseloads. The CalWORKs caseload is projected to be 541,000 in 2000-2001, down from 579,000 cases in 1999-2000 and down from a high of 921,000 cases in 1994-95. The longer-term impact of the new federal law and CalWORKs is being evaluated by the RAND Corporation, with a series of reports to be furnished and the final report due October 2001.

      The 2000-2001 CalWORKs budget reflects that California has met the federally-mandated work participation requirements for federal fiscal years 1998 and 1999. With that goal being met, the federally-imposed maintenance-of-effort (MOE) level for California is reduced from 80 percent of the federal fiscal year 1994 baseline expenditures for the former Aid to Families with Dependent Children (“AFDC”) program ($2.9 billion) to 75 percent ($2.7 billion). It is expected that California will meet the work participation goal in federal fiscal year 2000 and beyond.

      In addition, California will receive a Temporary Assistance for Needy Families (“TANF”) High Performance Bonus award of $45.5 million, which has been appropriated as part of a $55.7 million TANF Block Grant reserve to be available for unanticipated needs in any program for which TANF funds are appropriated. This one-time bonus is awarded to states for their successes in moving welfare recipients to work and sustaining their participation in the workforce.

      In 2000-2001, it is anticipated that California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county MOE requirement. The 2000-2001 Budget includes total CalWORKs-related expenditures of $7.0 billion for 2000-2001, including childcare transfer amounts for the Department of Education and the TANF Block Grant reserve.

      Historically, funding for the State’s trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced by $386 million and cities are retaining $62 million in fine and penalty revenue previously remitted to the State. The General Fund reimbursed the $448 million revenue loss to the Trial Court Trust Fund.

      Tobacco Litigation. In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the tobacco manufacturers will pay California governments a total of approximately $25 billion over a period of 25 years. In addition, payments of approximately $1 billion per year will continue in perpetuity. Under the settlement, half of the moneys will be paid to the State and half to local governments (all counties and the

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cities of San Diego, Los Angeles, San Francisco and San Jose). The 2000 Budget Act includes the receipt of $388 million of settlement money to the General Fund in Fiscal Year 2000-2001.

      The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the companies’ payments because of federal government actions, or reductions in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The “first annual” payment, received in April 2000, was 12 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages. (See “Pending Litigation” below.)

Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation

      Constitutional and Statutory Limitations. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A, provides that the maximum ad valorem tax on real property cannot exceed one percent of the “full cash value” of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. “Full cash value” is defined as “the county assessor’s valuation of real property as shown on the 1975-76 tax bill under ‘full cash value’ or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment.” The “full cash value” is subject to annual adjustment to reflect increases (not to exceed two percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

      Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/ or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.

      At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XII B by reference to State per capita personal income) and enrollment (“Test 2”), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income (“Test 3”). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a “credit” to schools that would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1998-99 Fiscal Year, implementing Proposition 98, determined the K-14 schools’ funding guarantee under Test 1 to be 40.3 percent of General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

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      Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor’s concurrence, to suspend the K-14 schools’ minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

      During the recession in the early 1990’s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the “extra” Proposition 98 payments in one year as a “loan” from future years’ Proposition 98 entitlements and also intended that the “extra” payments would not be included in the Proposition 98 “base” for calculating future years’ entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from the 1991-92 Fiscal Year to the 1993-94 Fiscal Year.

      In 1992, a lawsuit was filed, called California Teachers’ Association v. Gould, that challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years’ emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools’ share of the repayment will count either as appropriations that count toward satisfying the Proposition 98 guarantee, or as appropriations from “below” the current base. Repayments are spread over the eight-year period of the 1994-95 Fiscal Year through the 2001-02 Fiscal Year to reduce any adverse fiscal impact.

      Increased General Fund revenues, above initial budget projections, in the 1994-95 through 1999-2000 Fiscal Years have resulted in retroactive increases in Proposition 98 appropriations from subsequent Fiscal Years’ budgets. Because of the State’s increasing revenues, per-pupil funding at the K-12 level has increased by more than 60 percent from the level in place in 1991-92, to $6,701 per ADA in 2000-2001. A significant amount of the “extra” Proposition 98 moneys in the last few years has been allocated to special programs, including an initiative to increase the number of computers in schools throughout the State. Furthermore, since General Fund revenue growth is expected to continue in 2000-2001, the 2000 Budget Act includes new initiatives to improve student achievement, provide better teacher recruitment and training, and provide schools with advanced technology and the opportunity to form academic partnerships to help them meet increased expectations. Additional initiatives include teacher performance bonuses, tax relief for teachers and an expansion of English Language Learners Programs.

      On November 5, 1996, voters approved Proposition 218, called the “Right to Vote on Taxes Act,” which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain “general taxes” imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt that will require interpretation by the courts or the State Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

      At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made, the proposition is not expected to have any adverse impact on the State’s cash flow.

      Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Trust cannot predict the impact of this or related legislation on the bonds in the California Trust portfolio. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as

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Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State’s budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State’s ability to fund such other programs by raising taxes.

      Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State’s initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

      Pending Litigation. The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State are described below.

      On December 24, 1997, lead claimant Sonoma County and a consortium of California counties filed a test claim with the Commission on State Mandates (the “Commission”) asserting that the property tax shift from counties to school districts beginning in 1993-94 is a reimbursable State mandated cost. The Commission denied the test claim on October 29, 1998, and the claimants sought review in the Sonoma County Superior Court. On November 10, 1999, the superior court granted the counties’ petition for writ of mandate and reversed the Commission’s decision. The State then appealed to the Court of Appeal for the First Appellate District. Briefing in that court was completed by the end of June 2000. Oral argument has not yet been scheduled. Meanwhile, on April 19, 2000, the California Supreme Court denied the counties’ petition to transfer the State’s appeal directly to the Supreme Court. Should the final decision on this matter be in favor of the counties, the impact to the State General Fund could be more than $10.0 billion. In addition, there would be an annual Proposition 98 General Fund cost of at least $3.75 billion. This cost would grow in accordance with the annual assessed value growth rate.

      The State is involved in ongoing litigation related to State mandate test claims, initially filed in 1980 and 1981, concerning the costs of providing special education programs and services to disabled children. The case eventually resulted in a published opinion by the court of appeal: Thomas Hayes v. Commission on State Mandates. The action involved an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates) in favor of the local school districts’ claims for reimbursement. In the trial and appellate courts, the State successfully established that federal special education requirements impose a “federal mandate” upon the State. Accordingly, the courts reversed the Board of Control’s decision and remanded the case to the Commission to determine what, if anything, remained of the claim. On remand, the claimant identified several specific aspects of the State’s special education program that allegedly exceeded federal requirements. The Commission has since expanded the claim to include supplemental claims filed by several other institutions. The Commission issued a decision in December 1998 determining that a small number of components of the State’s special education program exceed federal requirements and, therefore, is State-mandated programs or services. On June 5, 2000, the Commission further determined that these state-mandated components are “unfunded” and subject to subvention, rejecting the Department’s argument that existing special education appropriations completely offset any possible costs, and therefore bar any finding of a reimbursable State mandate. To date, the Legislature has not appropriated funds. Also on June 5, 2000, the Commission adopted “parameters and guidelines,” and the State Controller has subsequently issued claiming instructions. The State has the option to seek judicial review of the mandate finding and of the Commission’s failure to credit previous allocations as offsets. Potential liability of the State, if all potentially eligible school districts pursue timely claims, has been estimated by the claimants to be in excess of $1.5 billion, if the State is not credited for its existing funding of the program. The Commission was unable to resolve two other identified aspects of the State’s program due to tie votes and the Commission has referred these matters to an administrative law judge for preparation of recommended decisions. One of these matters encompasses all special education services for students between the ages of 3 to 5 and 18 to 21, and thus represents significant additional potential liability if the claim is ultimately upheld and the State is denied credit for its existing funding.

      The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J.B. Stringfellow, Jr., et al., the State is seeking recovery for past

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costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. The defendants, however, have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 million to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State’s insurance carriers. The State has filed a suit against certain of these carriers. The trial is expected to begin in 2001.

      The State is a defendant in Paterno v. State of California , a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State’s potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the court of appeal issued a decision reversing the trial court’s judgment against the State and remaining the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs’ petition for review. Trial is presently set to commence January 15, 2001 in Yuba County.

      On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al. v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for Fiscal Year 1998-99, with certain limited exceptions, in the absence of a State budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22 and 27, 1998, various employee unions that had intervened in the case appealed the trial court’s preliminary injunction and asked the court of appeal to stay the preliminary injunction. On July 28, 1998, the court of appeal granted the unions’ requests and stayed the preliminary injunction pending the court of appeal’s decision on the merits of the appeal. On August 5, 1998, the court of appeal denied the plaintiffs’ request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court’s preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller’s request to the court of appeal. The matters are now pending before the court of appeal. Briefs have been submitted; no date has yet been set for oral argument.

      The State is a defendant in Ceridian Corporation v. Franchise Tax Board, a suit that challenges the constitutionality of a Revenue & Taxation Code section that limits deductions for insurance dividends to those dividends paid from earnings previously subject to California taxation. On August 13, 1998, the trial court issued a judgment against the Franchise Tax Board. The Franchise Tax Board has appealed the judgment. Briefing has been completed. The State has taken the position that, if the challenged section of the Revenue & Taxation Code were struck down, all deductions relating to dividends would be eliminated and the result would be additional income to the State. Plaintiffs, however, contend that if they prevail, the deduction should be extended to all dividends that would result in a one-time liability for open years of approximately $60 million, including interest, and an annual revenue loss of approximately $10 million. No date has yet been set for oral argument.

      In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs’ complaint in January 2000. No trial date has been set. The State is defending the action.

      Plaintiffs in County of San Bernardino v. Barlow Respiratory Hospital and related actions seek mandamus relief requiring the State to retroactively increase outpatient Medi-Cal reimbursement rates. Plaintiffs in Orthopedic Hospital v. Belshe, a federal court action, see the same relief on a prospective basis.

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Plaintiffs in the state court action have estimated that the retroactive damage could exceed $500 million. Should prospective relief be granted, the State’s costs could increase by more than $100 million per year in future years. The State is vigorously defending these cases. The trial in the County of San Bernardino and Barlow cases is scheduled to have three phases: law, fact and remedy phases. The legal phase will be heard November 2000.

      The State is involved in three refund actions, California Assn. of Retail Tobacconists (CART), et al. v. Board of Equalization, et al., Cigarettes Cheaper!, et al. v. Board of Equalization, et al. and McLane/ Suneast, et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. CART and Cigarettes Cheaper! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/ Suneast challenges only the “double tax” aspect of Proposition 10. Cigarettes Cheaper! seeks a refund of over $4 million. CART seeks a refund of over $5 million and McLane/ Suneast seeks a refund between $500,000 and $1 million. The State is contesting these cases. The State has transferred Cigarettes Cheaper! from Sacramento and McLane/ Suneast from Los Angeles to consolidate all three cases in San Diego. Through a demurrer and motion for judgment on the pleadings, the State has eliminated 25 of 58 counts of the complaint. Trial began in September 2000 and will continue well into October 2000. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

      Guy F. Atkinson Company of California v. Franchise Tax Board is a corporation tax refund action involving the solar energy system tax credit provided for under the Revenue & Taxation Code. The case went to trial in May 1998 and the trial court entered judgment in favor of the Franchise Tax Board. The taxpayer has filed an appeal to the California court of appeal and briefing is completed. On June 12, 2000, the California court of appeal unanimously affirmed the judgment in favor of the Franchise Tax Board. The Franchise Tax Board estimates that the cost would be $150 million annually, if the plaintiff prevails. Allowing refunds for all open years would entail a refund of at least $500 million. The California Supreme Court has denied Plaintiff’s petition for review and a remittitur is pending in the court of appeal.

      PTl, Inc., et al. v. Philip Morris, et al. was filed by five distributors in the cigarette import-/ re-entry business, seeking to overturn the tobacco Master Settlement Agreement (the “MSA”) entered between 46 states and the tobacco industry in November 1998. See “Tobacco Litigation” above. The primary focus of the complaint is the provision of the MSA encouraging participating states to adopt a statute requiring nonparticipating manufacturers to either become participating manufacturers and share the financial obligations under the MSA or pay money into an escrow account. Plaintiffs seek compensatory and punitive damages against the State and State officials and an order placing tobacco settlement funds into a trust to be administered by the court for the treatment of medical expenses of persons injured by tobacco products. Plaintiffs have filed an amended complaint and the State has filed a motion to dismiss the amended complaint. A hearing on the State’s motion to dismiss was heard on May 8, 2000. The potential fiscal impact of an adverse ruling is largely unknown, but could exceed the full amount of the settlement (estimated to be $1 billion annually, of which 50 percent will go directly to the State’s General Fund and the other 50 percent directly to the State’s 58 counties and 4 largest cities). On May 25, 2000, the District Court issued an order dismissing the amended complaint with prejudice. Plaintiffs have not filed an appeal from the order.

      Louis Bolduc, et al. v. State of California, et al. is a class action filed on July 13, 1999 by six Medi-Cal beneficiaries who have received medical treatment for smoking-related diseases. Plaintiffs allege the State owes them an unspecified portion of the tobacco settlement monies under a federal regulation that requires a state to turn over to an injured Medicaid beneficiary any monies the state recovers from a third party tortfeasor in excess of the costs of the care provided. The State moved to dismiss the complaint on September 8, 1999. On February 29, 2000, the court denied the State’s motion to dismiss, but struck the plaintiffs’ class action allegations. The State is seeking appellate review of that portion of the court’s order denying its motion to dismiss, and plaintiffs have appealed the court’s striking of their class action allegations. The Court of Appeal granted discretionary review of the State’s request and set oral argument on August 29, 2000. Plaintiffs’ appeal is being held in abeyance until the California Supreme Court rules on a petition for review in a related case,

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State of California, et al v. S.C.L.A., et al . If the petition is granted, the appellate court stay will remain in effect until a decision is made. If the petition is denied, the parties will advise the court in writing whether they agree that the appeal should be dismissed.”

      Arnett v. California Public Employees Retirement System, et al. was filed by seven former employees of the State of California and local agencies, seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement (“IDR”) benefits. Plaintiffs contend that the formula that determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967 (“ADEA”). Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. The California Public Employees’ Retirement System (“CalPERS”) has estimated the liability to the State as approximately $315.5 million, if the plaintiffs prevail. The district court dismissed the complaint for failure to state a claim. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court’s dismissal of the complaint. The State sought further review in the United States Supreme Court. On January 11, 2000, the United States Supreme Court in Kimel v. Florida Board of Regents, held that Congress did not abrogate the sovereign immunity of the states when it enacted the ADEA. Thereafter, on January 18, 2000, the Supreme Court granted the petition for writ of certiorari in Arnett, vacated the judgment of the Ninth Circuit, and remanded the case to the Ninth Circuit for further proceedings consistent with Kimel. In turn, the Ninth Circuit has remanded the case to the district court and the State has filed a motion to dismiss the complaint based upon a lack of subject matter jurisdiction. After the State filed a motion to dismiss, the Equal Employment Opportunity Commission intervened in the action as a party-plaintiff. Because this federal agency intervention raised novel and complex federalism issues, the court allowed State defendants to temporarily postpone the motion. At present, the parties anticipate a trial date of April 30, 2001 in this matter.

      In FORCES Action Project, et al. v. State of California, et al., various smokers’ rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs’ claims against the State and its officials are barred by the 11th Amendment. Plaintiffs have appealed. In September 2000, the State filed additional briefs. No hearing date has been set.

      On March 30, 2000, a group of students, parents, and community-based organizations brought suit on behalf of the school children in the Los Angeles Unified School District against the State Allocation Board (“SAB”), the State Office of Public School Construction (“OPSC”) and a number of State officials (Godinez, et al. v. Davis, et al.) in the Superior Court in the County of Los Angeles. The lawsuit principally alleges that SAB and OPSC have unconstitutionally and improperly allocated funds to local school districts for new public school construction as authorized by the Class Size Reduction Kindergarten-University Public Education Facilities Bond Act (hereafter referred to as “Proposition 1A”). Plaintiffs seek only prospective relief, alleging that the current SAB method of allocating new construction funds is neither reasonable nor fair to large, urban school districts. The Plaintiffs allege the present allocation method does not dispense new construction funds on a priority of greatest need basis. Plaintiffs seek a declaration of the illegality of the current allocation method, a preliminary and permanent injunction and/or a writ of mandate against further allocation of Proposition 1A funds unless the allocation system is modified. On May 12, 2000, plaintiffs’ request for a temporary restraining order was denied. Subsequent hearings were held on June 20, July 20 and August 24 regarding plaintiffs’ request for a preliminary injunction. Prior to the June 20 hearing, the Los Angeles Unified School District intervened in the case. Plaintiffs’ request for preliminary injunction has not been granted. However, another hearing has been set on the matter for October 19, 2000. The State is defending this lawsuit. The Attorney General is of the opinion that the lawsuit does not affect the validity of any State bonds, or the authority of the State to issue bonds under current authorization granted by the finance committees.

III-12

      In Charles Davis v. California Health and Human Services Agency, the plaintiff has brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco-run 1,200-bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State has been given an extension in which to file its response. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiff prevail, the State’s liability could exceed $400 million. The State is defending this action.

      In Stephen Sanchez, et al. v. Grantland Johnson et al., the plaintiff has brought a class action in Federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate Social Security Act, and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The State has filed a responsive pleading and is contesting this case. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiff prevail, the State’s liability could exceed $400 million. The State is defending this action.

III-13

EXHIBIT IV

RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Municipal Bond Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  These bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

Short-term Notes:	The three ratings of Moody’s for short-term notes are MIG 1/ VMIG 1, MIG 2/ VMIG 2, and MIG 3/ VMIG 3; MIG 1/ VMIG 1 denotes “best quality, enjoying strong protection from established cash flows”; MIG 2/ VMIG 2 denotes “high quality” with “ample margins of protection”; MIG 3/ VMIG 3 instruments are of “favorable quality ... but ... lacking the undeniable strength of the preceding grades.”

Description of Moody’s Commercial Paper Ratings

      Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins, in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, A Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Municipal Debt Ratings

      A Standard & Poor’s municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

      The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity of the obligor to meet its financial commitment on the obligation is extremely strong.

AA	Debt rated “AA” differs from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	Debt rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	Debt rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C	Debt rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	Debt rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

      Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

      A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor’s believes that such payments will be made during such grace period.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

      A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

      A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      — Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

      — Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest

Description of Fitch, Inc.’s (“Fitch”) Investment Grade Bond Ratings

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”
A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-):	Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR Indicates that Fitch does not rate the specific issue.

Conditional

      A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended

      A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn

      A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert

      Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within three to 12 months.

Ratings Outlook

      An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

Description Of Fitch’s Speculative Grade Bond Ratings

      Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

      Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C	Bonds are in imminent default in payment of interest or principal. Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their
DDD	ultimate recovery value in liquidation or reorganization of the
DD	obligor. “DDD” represents the highest potential for recovery on these
D	bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-):	Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short-Term Ratings

      Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

      Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-l+”.
F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-l” ratings.
F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.
F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
D	Default. Issues assigned this rating are in actual or imminent payment default.
LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

EXHIBIT V

PORTFOLIO INSURANCE

      Set forth below is further information with respect to the insurance policies (the “Policies”) that MuniHoldings California Insured Fund, Inc. and MuniHoldings California Insured Fund V, Inc. (each, a “Fund” and collectively, the “Funds”) may obtain from several insurance companies with respect to insured California Municipal Bonds and Municipal Bonds held by the Fund. The Funds have no obligation to obtain any such Policies, and the terms of any Policies actually obtained may vary significantly from the terms discussed below.

      In determining eligibility for insurance, insurance companies will apply their own standards. These standards correspond generally to the standards such companies normally use in establishing the insurability of new issues of California Municipal Bonds and Municipal Bonds and are not necessarily the criteria that would be used in regard to the purchase of such bonds by a Fund. The Policies do not insure (i) municipal securities ineligible for insurance and (ii) municipal securities no longer owned by a Fund.

      The Policies do not guarantee the market value of the insured California Municipal Bonds and Municipal Bonds or the value of the shares of a Fund. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by the Fund that is adversely affected by either of the above described events. In addition to the payment of premium, the policies may require that a Fund notify the insurance company as to all California Municipal Bonds and Municipal Bonds in a Fund’s portfolio and permit the insurance company to audit their records. The insurance premiums will be payable monthly by a Fund in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.

      The Funds will seek to utilize insurance companies that have insurance claims-paying ability ratings of AAA from Standard & Poor’s (“S&P”) or Fitch IBCA, Inc. (“Fitch”) or Aaa from Moody’s Investors Service, Inc. (“Moody’s”). No assurance can be given, however, that insurance from insurance carriers meeting these criteria will be at all times available.

      An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is considered by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch insurance claims-paying ability rating provides an assessment of an insurance company’s financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by Fitch. The ability to pay claims is adjudged by Fitch to be extremely strong for insurance companies with this highest rating. In the opinion of Fitch, foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. In Fitch’s opinion, profitability, overall balance sheet strength, capitalization and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment or cyclical events. A Moody’s insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is considered by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

      An insurance claims-paying ability rating of S&P, Fitch or Moody’s does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles,

V-1

surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

      The assignment of ratings by S&P, Fitch or Moody’s to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

V-2

PART C

OTHER INFORMATION

Item 15.  Indemnification.

      Section 2-418 of the General Corporation Law of the State of Maryland, Article VI of the Registrant’s Amended and Restated Articles of Incorporation, a form of which was previously filed as an exhibit to the Common Stock Registration Statement (defined below); Article VI of the Registrant’s By-Laws, which was previously filed as an exhibit to the Common Stock Registration Statement, and the Investment Advisory Agreement, a form of which was previously filed as an exhibit to the Common Stock Registration Statement, provide for indemnification.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

      Reference is made to (i) Section 6 of the Purchase Agreement relating to the Registrant’s Common Stock, a form of which was filed as an exhibit to the Common Stock Registration Statement, and (ii) Section 7 of the Purchase Agreement relating to the Registrant’s AMPS, a form of which was filed as an exhibit to the AMPS Registration Statement (defined below), for provisions relating to the indemnification of the underwriter.

Item 16.  Exhibits.

1	(a)	—	Articles of Incorporation of the Registrant, dated December 4, 1997.(a)
	(b)	—	Articles of Amendment relating to name change.(a)
	(c)	—	Articles of Amendment relating to name change.(b)
	(d)	—	Form of Articles Supplementary creating the Series A AMPS and the Series B AMPS.(c)
	(e)	—	Form of Articles Supplementary creating the Series C AMPS, the Series D AMPS and the Series E AMPS.(e)
	(f)	—	Articles of Amendment to the Articles Supplementary creating the Series A AMPS and the Series B AMPS.*
2		—	By-Laws of the Registrant.(a)
3		—	Not Applicable.
4		—	Form of Agreement and Plan of Reorganization between the Registrant and MuniHoldings California Insured Fund V, Inc.(included in Exhibit II to the Joint Proxy Statement and Prospectus contained in this Registration Statement)
5	(a)	—	Copies of instruments defining the rights of stockholders, including the relevant portions of the Articles of Incorporation and the By-Laws of the Registrant.(d)
	(b)	—	Form of specimen certificate for the Common Stock of the Registrant.(a)
	(c)	—	Form of specimen certificate for the AMPS of the Registrant.(c)

6		—	Form of Investment Advisory Agreement between Registrant and Fund Asset Management, L.P.(a)
7	(a)	—	Form of Purchase Agreement for the Common Stock.(a)
	(b)	—	Form of Purchase Agreement for the AMPS.(c)
	(c)	—	Form of Merrill Lynch Standard Dealer Agreement.(a)
8		—	Not applicable.
9		—	Custodian Contract between the Registrant and The Bank of New York.(a)
10		—	Not applicable.
11		—	Opinion of Brown & Wood LLP, counsel for the Registrant.*
12		—	Private Letter Ruling from the Internal Revenue Service.*
13	(a)	—	Form of Registrar, Transfer Agency and Service Agreement between the Registrant and The Bank of New York.(a)
	(b)	—	Form of Auction Agent Agreement between the Registrant and The Bank of New York (formerly IBJ Whitehall Bank & Trust Company).(c)
	(c)	—	Form of Broker-Dealer Agreement.(c)
	(d)	—	Form of Letter of Representations.(c)
14	(a)	—	Consent of , independent auditors for the Registrant.*
	(b)	—	Consent of , independent auditors for MuniHoldings California Insured Fund V, Inc.*
15		—	Not applicable.
16		—	Power of Attorney (included on the signature page).

*	To be filed by amendment.

(a)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 relating to the Registrant’s Common Stock (File No. 333-43147) (the “Common Stock Registration Statement”), filed on December 23, 1997.

(b)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Common Stock Registration Statement, filed on January 23, 1998.

(c)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 relating to the Registrant’s Auction Market Preferred Stock (File No. 333-46439) (the “AMPS Registration Statement”), filed on February 17, 1998.

(d)	Reference is made to Article V, Article VI (sections 2, 3, 4, 5 and 6), Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant’s Articles of Incorporation, previously filed as Exhibit (a)(1) to the Common Stock Registration Statement, and to Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant’s By-Laws previously filed as Exhibit (b) to the Common Stock Registration Statement. Reference is also made to the Forms of Articles Supplementary filed as Exhibit (a)(3) to the AMPS Registration Statement and as Exhibit 1(e) hereto.

(e)	Incorporated by reference to Exhibit 1(e) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-88367) filed on October 4, 1999 (the “1999 N-14”).

Item 17.  Undertakings.

      (1)  The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

      (2)  The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

      (3)  The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters within a reasonable time after receipt of such ruling or opinion.

SIGNATURES

      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 25th day of October, 2000.

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
(Registrant)

By:	/s/ TERRY K. GLENN

(Terry K. Glenn, President)

      Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ TERRY K. GLENN (Terry K. Glenn)	President and Director (Principal Executive Officer)	October 25, 2000

/s/ DONALD C. BURKE (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)	October 25, 2000
/s/ JAMES A. BODURTHA (James A. Bodurtha)	Director	October 25, 2000
/s/ HERBERT I. LONDON (Herbert I. London)	Director	October 25, 2000
/s/ JOSEPH L. MAY (Joseph L. May)	Director	October 25, 2000
/s/ ANDRÉ F. PEROLD (André F. Perold)	Director	October 25, 2000
/s/ ROBERTA C. RAMO (Roberta C. Ramo)	Director	October 25, 2000
/s/ ARTHUR ZEIKEL (Arthur Zeikel)	Director	October 25, 2000

EXHIBIT INDEX

Description

[Proxy Card Front]

AUCTION MARKET

PREFERRED STOCK

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

P.O. BOX 9011

PRINCETON, NEW JERSEY 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on October 30, 2000 at the Annual Meeting of Stockholders of the Fund to be held on December 13, 2000, or any adjournment thereof.

      This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “for” items 1, 2 and 3.

      By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

      (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

      Please mark boxes / X/ or [X] in blue or black ink.

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniHoldings California Insured Fund V, Inc.

         FOR  [   ]        AGAINST  [   ]        ABSTAIN  [   ]

      2.  ELECTION OF DIRECTORS

[ ] FOR all nominees listed below (except as marked the contrary below)	[ ] WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

James A. Bodurtha, Terry K. Glenn, Herbert I. London, Joseph L. May, Andre F. Perold, Roberta C. Ramo, Arthur Zeikel.

3.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

         FOR  [   ]        AGAINST  [   ]        ABSTAIN  [   ]

4.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X

Signature

X

Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]

COMMON STOCK

MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC.

P.O. BOX 9011

PRINCETON, NEW JERSEY 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Jodi M. Pinedo as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings California Insured Fund V, Inc. (the “Fund”) held of record by the undersigned on October 30, 2000 at the Annual Meeting of Stockholders of the Fund to be held on December 13, 2000, or any adjournment thereof.

      This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “for” items 1, 2 and 3.

      By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

      Please mark boxes / X/ or [X] in blue or black ink.

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniHoldings California Insured Fund, Inc.

         FOR  [   ]        AGAINST  [   ]        ABSTAIN  [   ]

      2.  ELECTION OF DIRECTORS

[ ] FOR all nominees listed below (except as marked the contrary below)	[ ] WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Arthur Zeikel, Edward D. Zinbarg

3.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

         FOR  [   ]        AGAINST  [   ]        ABSTAIN  [   ]

4.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X

Signature

X

Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]

AUCTION MARKET

PREFERRED STOCK

MUNIHOLDINGS CALIFORNIA INSURED FUND V, INC.

P.O. BOX 9011

PRINCETON, NEW JERSEY 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Jodi M. Pinedo as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniHoldings California Insured Fund V, Inc. (the “Fund”) held of record by the undersigned on October 30, 2000 at the Annual Meeting of Stockholders of the Fund to be held on December 13, 2000, or any adjournment thereof.

      This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “for” items 1, 2 and 3.

      By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

      (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

      Please mark boxes / X/ or [X] in blue or black ink.

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniHoldings California Insured Fund, Inc.

         FOR  [   ]        AGAINST  [   ]        ABSTAIN  [   ]

      2.  ELECTION OF DIRECTORS

[ ] FOR all nominees listed below (except as marked to the contrary below)	[ ] WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Arthur Zeikel, Edward D. Zinbarg

3.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

         FOR  [   ]        AGAINST  [   ]        ABSTAIN  [   ]

4.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X

Signature

X

Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.